UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-03422

Exact name of registrant as specified in charter:	The Prudential Variable Contract Account-11

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Jonathan D. Shain Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-802-6469

Date of fiscal year end:	12/31/2004

Date of reporting period:	12/31/2004

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

Prudential MEDLEY Program

Annual Report to Participants

December 31, 2004

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3777

A Prudential Financial company

IFS-2005-A077689

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for The MEDLEY Program and current performance results. The performance results show historical investment performance after the deduction of investment management fees, investment-related expenses, and any product charges, including the maximum possible withdrawal charges.

The report is for the information of persons participating in The Prudential Variable Contract Account-10 (VCA-10), The Prudential Variable Contract Account-11 (VCA-11), and The Prudential Variable Contract Account-24 (VCA-24) of The MEDLEY Program. VCA-10, VCA-11, and VCA-24 are group annuity insurance products issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ, 07102-3777 and distributed by Prudential Investment Management Services LLC (PIMS), member SIPC, Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. Both are Prudential Financial companies. Guarantees are based on the claims-paying ability of the issuing Company. Each company is solely responsible for its own respective financial conditions and contractual obligations. Prudential Financial and the Rock logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

This report includes the financial statements of the VCA-10, Capital Growth Account; VCA-11, Money Market Account; and The Prudential Series Fund, Inc. (the ”Funds”)

This report does not include separate account financials for the VCA-24 Subaccounts. If you would like separate account financial statements as of December 31, 2004, please call the telephone number on the inside back cover of this report.

Annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your plan sponsor or licensed financial professional can provide you with costs and complete details.

A description of the Funds’ proxy voting policies and procedures is available, without charge, upon request. MEDLEY participants should call 888-778-2888 to obtain a description of the Funds’ proxy voting policies and procedures. The description is also available on the website of the Securities and Exchange Commission (the ”Commission”) at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended December 31, 2004 is available on the website of the Commission, at www.sec.gov and on the Funds’ website at www.irrc.com/prudential.

Each Fund files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call 1-800-SEC-0330. MEDLEY participants may obtain copies of Form N-Q filings by calling 888-778-2888.

The Prudential MEDLEY Program

Annual Report

December 31, 2004

Table of Contents

Letter to Participants

VCA-10 CAPITAL GROWTH ACCOUNT

Financial Statements

VCA-11 MONEY MARKET ACCOUNT

Financial Statements

VCA-24 THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

Conservative Balanced Portfolio

Diversified Bond Portfolio

Equity Portfolio

Flexible Managed Portfolio

Global Portfolio

Government Income Portfolio

Stock Index Portfolio

This report may include financial information pertaining to certain portfolios that are not available in the Program available to you. Please refer to your Program documents or contact your Program sponsor to determine which portfolios are available to you.

The Prudential MEDLEY Program

Annual Report

December 31, 2004

Letter to Participants

■	DEAR PARTICIPANTS,

We hope that you find the annual report for the Prudential MEDLEY Program to be a valuable source of information about your investments. Your success is important to us.

As the New Year begins, we are taking this opportunity to remind you of the importance of asset allocation, a strategy that takes a long-term, disciplined approach and can help minimize risk through a diversified portfolio. Investing in a strategic mix of assets can help you avoid the negative impact of a downturn in one asset class and can help better position your investments as asset classes rotate in and out of favor.

Your investment professional can help you create a diversified investment plan that considers your reasons for investing, personal investment horizon and risk tolerance. A carefully chosen and broad mix of assets—reviewed periodically over time—can help you stay focused on meeting your long-term objectives, despite fluctuations in the market.

At Prudential, we are committed to helping you grow and protect your wealth by providing financial solutions that meet your needs—today and in the future. We look forward to continuing our relationship with you and thank you for your confidence in our products.

Sincerely,

David R. Odenath, Jr. President The Prudential Series Fund, Inc.	Judy A. Rice, President Variable Contract Accounts 10 & 11

January 31, 2005

The Prudential MEDLEY Program

Annual Report

December 31, 2004

VCA-10 Capital Growth Account

MANAGED BY: JENNISON ASSOCIATES LLC

Past performance does not guarantee future returns. The Account performance information shown below is net of investment and administration fees and Account expenses, but does not include the effect of any sales charges. If sales charges were included, the performance figures would be lower. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

PERFORMANCE SUMMARY

Average Annual Total Returns (%)	1-Year	5-Year	10-Year
Capital Growth Acct. (VCA-10)[1]	9.55	1.97	8.38
S&P 500 Index[2]	10.87	-2.30	12.07

Capital Growth Account inception date: 8/1/82.

“For the year ended December 31, 2004, the VCA-10 Portfolio had a total return of 9.55%, compared with the return of 10.87% for the unmanaged S&P 500 Index.

Over the course of 2004, mixed economic data resulted in unsettled equity markets. After first-quarter growth disappointed investors, they began to question the strength and long-term viability of the recovery. High energy prices caused further concern because they could slow the rate of corporate profit growth and consumer spending. The economy, nonetheless, continued to expand at a moderate pace.

The Portfolio finished the year only marginally behind the S&P 500 Index. The strongest contributors to total return were the energy, health care and financial sectors, which also outpaced the respective sectors of the index. The consumer discretionary holdings detracted from overall return. While no other sector posted more than marginal negative total return, the Portfolio’s telecommunication services, materials, and industrials sectors and select information technology holdings underperformed the benchmark.

In terms of individual holdings, Sepracor benefited from the FDA’s approval of its Lunesta (formerly Estorra) insomnia drug and is one of the few pharmaceutical companies with an attractive pipeline. Shares of pharmacy benefits manager Caremark Rx moved higher after it reported higher third-quarter earnings growth than was expected. Earnings were driven by new contracts and contract renewals, as well as by its integration with AdvancePCS, which it acquired in March 2004. Suncor Energy and Weatherford International led the Portfolio’s energy holdings. Companhia Vale do Rio Doce, one of the world’s largest iron ore producers, continued to benefit from tight supply and sustained global demand for iron ore. It is one of the few companies in the industry to have such an extensive reserve base that new mines can be brought into production in the coming years.

Positions in semiconductor companies Intel and Texas Instruments detracted from return, as they were caught in the general semiconductor downdraft. We eliminated the Portfolio’s position in Intel, which also had manufacturing and engineering problems. Media holding Viacom fell. Investors were concerned about the pace of the advertising recovery and about increased competition from online advertising. In addition, radio growth and profitability were below expectations, and Viacom lost its highly respected president, Mel Karmazin. We are monitoring Viacom carefully.

It appears the global economy is poised to grow at a more modest pace. We think the relative scarcity of growth stocks suits our strengths in selecting them. On the value side, we are particularly interested in companies with catalysts that should lead to out performance in the near to intermediate term. We remain confident that the supply and demand imbalance for energy will continue for the long term and remain bullish on the energy sector.”

$10,000 INVESTED OVER 10 YEARS

[1]	The Account performance results are after the deduction of all expenses and contract charges including investment management and administrative fees, but not including the effect of any sales charges. All total returns are for the periods indicated and are calculated based on changes in unit values.
Investment return and principal value of the Account will fluctuate resulting in a value that may at any time, including the time of the withdrawal of the cash value, be more or less than the total principal investment made.
[2]	The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Investors cannot invest directly in an index.

FINANCIAL STATEMENTS OF VCA-10

STATEMENT OF NET ASSETS

December 31, 2004

LONG-TERM INVESTMENTS — 97.5%		Value (Note 2)
COMMON STOCKS	Shares
Aerospace/Defense — 1.1%
Lockheed Martin Corp.	53,000	$2,944,150

Air Freight & Logistics — 1.8%
United Parcel Service Cl. B	57,000	4,871,220

Biotechnology — 3.9%
Amgen, Inc. (a)	54,800	3,515,420
Genentech Inc. (a)	35,900	1,954,396
Gilead Sciences, Inc. (a)	99,800	3,492,002
MedImmune, Inc. (a)	64,600	1,751,306

		10,713,124

Capital Markets — 3.3%
Bank of New York (The)	61,800	2,065,356
Charles Schwab Corp.	122,400	1,463,904
Goldman Sachs Group, Inc. (The)	25,100	2,611,404
Merrill Lynch & Co.	47,700	2,851,029

		8,991,693

Chemicals — 2.4%
Agrium, Inc.	197,500	3,327,875
Dupont EI. de Nemours	67,700	3,320,685

		6,648,560

Commercial Services & Supplies — 1.8%
Cendant Corp.	129,100	3,018,358
Paychex, Inc.	55,600	1,894,848

		4,913,206

Communications Equipment — 2.4%
QualComm, Inc.	45,700	1,937,680
Nortel Networks Corp. (Canada) (a)	619,800	2,163,102
Research in Motion Ltd. (Canada) (a)	30,100	2,480,842

		6,581,624

Computers & Peripherals — 1.0%
IBM Corp.	29,000	2,858,820

Consumer Finance — 2.0%
American Express Co.	95,900	5,405,883

Diversified Financial Services — 3.6%
J.P. Morgan & Chase Co.	138,536	5,404,289
Principal Financial Group, Inc.	109,800	4,495,212

		9,899,501

Diversified Telecommunication Service — 1.4%
SBC Communications Corp.	144,700	3,728,919

Electric Utilities — 1.3%
Exelon Corp.	77,900	3,433,053

Electronic Equipment & Instruments — 1.2%
Agilent Technologies, Inc. (a)	145,000	3,494,500

Energy Equipment & Services — 7.5%
BJ Services Co.	108,100	5,030,974
ENSCO International, Inc.	89,400	2,837,556
Global SantaFe Corp.	80,500	2,665,355
Schlumberger Ltd.	51,800	3,468,010
Smith International, Inc. (a)	58,300	3,172,103

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Energy Equipment & Services (cont’d.)
Weatherford International Ltd. ADR (Bermuda) (a)	67,000	$3,437,100

		20,611,098

Food & Staples Retailing — 1.1%
Kroger Co. (The) (a)	177,400	3,111,596

Food Products — 1.0%
Cadbury Schweppes Spons. ADR	74,000	2,789,800

Health Care Providers & Service — 2.6%
Caremark Rx, Inc. (a)	100,900	3,978,487
Wellpoint Inc. (a)	27,400	3,151,000

		7,129,487

Industrial Conglomerates — 4.9%
General Electric Company	240,000	8,760,000
Tyco International Ltd. (Bermuda)	130,300	4,656,922

		13,416,922

Insurance — 3.2%
American International Group	66,600	4,373,622
Loews Corp.	61,800	4,344,540

		8,718,162

Internet Software & Services — 1.1%
Google Inc. Cl. A (a)	15,200	2,935,120

Machinery — 1.0%
Deere & Co.	38,000	2,827,200

Media — 1.9%
Dreamworks Animation Skg. Cl. A (a)	3,300	123,783
Univision Communications, Inc. Cl. A (a)	97,000	2,839,190
Viacom, Inc. Cl. B	63,794	2,321,464

		5,284,437

Metals & Mining — 7.3%
Alumina Ltd. ADR	200,400	3,715,416
Companhia Vale do Rio Doce ADR (Brazil)	258,700	7,504,887
Freeport-McMoRan Cooper & Gold, Inc. Cl. B	142,400	5,443,952
Newmont Mining Corp.	77,300	3,432,893

		20,097,148

Multiline Retail — 1.3%
Target Corp.	67,700	3,515,661

Multi-Utilities & Unregulated Power — 2.5%
Constellation Energy Group, Inc.	65,800	2,876,118
Sempra Energy	112,000	4,108,160

		6,984,278

Office Electronics — 2.0%
Xerox Corp. (a)	320,600	5,453,406

Oil & Gas — 7.6%
Apache Corp.	64,390	3,256,202
Kerr-McGee Corp.	40,300	2,328,937

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF VCA-10

STATEMENT OF NET ASSETS

December 31, 2004

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Oil & Gas (cont’d.)
Nexen, Inc. (Canada)	68,600	$2,788,590
Suncor Energy, Inc. (Canada)	196,600	6,959,640
Total Fina Elf S.A. ADR (France)	51,000	5,601,840

		20,935,209

Pharmaceuticals — 10.1%
Allergan, Inc.	40,100	3,250,907
Eli Lilly & Co.	85,900	4,874,825
Merck & Co. Inc.	96,700	3,107,938
Novartis AG ADR	77,300	3,906,742
Roche Holdings Ltd. ADR	39,500	4,547,137
Sepracor, Inc. (a)	81,800	4,856,466
Wyeth	71,600	3,049,444

		27,593,459

Semiconductors & Semiconductor Equipment — 2.2%
Marvell Technology Group Ltd. (a)	108,300	3,841,401
Maxim Integrated Products, Inc.	49,700	2,106,783

		5,948,184

Software — 9.3%
Adobe Systems Incorporated.	31,500	1,976,310
Electronic Arts, Inc. (a)	94,600	5,834,928
Mercury Interactive Corp (a)	67,100	3,056,405
Microsoft Corp.	304,000	8,119,840
Navteq Corp. (a)	40,600	1,882,216
SAP AG ADR (Germany)	106,200	4,695,102

		25,564,801

Specialty Retail — 1.2%
Bed, Bath & Beyond, Inc. (a)	81,600	3,250,128

Tobacco — 1.3%
Altria Group, Inc.	59,800	3,653,780

Wireless Telecommunication Services — 1.2%
Nextel Communications, Inc. Cl. A (a)	109,400	3,282,000

TOTAL LONG-TERM INVESTMENTS (Cost: $206,316,749)		$267,586,129

SHORT-TERM INVESTMENTS — 2.2%
Mutual Fund
Dryden Core Investment Fund- Taxable Money Market Series (Cost: $5,952,803)	5,952,803	5,952,803

TOTAL INVESTMENTS — 99.7% (Cost: $212,269,552; Note 4)		$273,538,932

Value (Note 2)
OTHER ASSETS, LESS LIABILITIES — 0.3%
Dividends and Interest Receivable	$273,960
Receivable for Securities Sold	1,259,743
Receivable for Pending Capital Transactions	8,806
Payable for Securities Purchased	(704,654)

OTHER ASSETS IN EXCESS OF LIABILITIES	837,855

NET ASSETS — 100%	$274,376,787

NET ASSETS, representing:
Equity of Participants 36,252,371 Accumulation Units at an Accumulation Unit Value of $7.5232	272,732,153
Equity of The Prudential Insurance Company of America	1,644,634

$274,376,787

(a)	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF VCA-10

STATEMENT OF NET ASSETS

December 31, 2004

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2004 were as follows:

Pharmaceuticals	10.1%
Software	9.3
Oil & Gas	7.6
Energy Equipment & Services	7.5
Metals & Mining	7.3
Industrial Conglomerates	4.9
Biotechnology	3.9
Diversified Financial Services	3.6
Capital Markets	3.3
Insurance	3.2
Health Care Providers & Services	2.6
Multi-Utilities & Unregulated Power	2.5
Chemicals	2.4
Communications Equipment	2.4
Semiconductors & Semiconductor Equipment	2.2
Mutual Fund	2.2
Consumer Finance	2.0
Office Electronics	2.0
Media	1.9
Air Freight & Logistics	1.8
Commercial Services & Supplies	1.8
Diversified Telecommunication Service	1.4
Electric Utilities	1.3
Multiline Retail	1.3
Tobacco	1.3
Electronic Equipment & Instruments	1.2
Specialty Retail	1.2
Wireless Telecommunication Services	1.2
Aerospace/Defense	1.1
Food & Staples Retailing	1.1
Internet Software & Services	1.1
Computers & Peripherals	1.0
Food Products	1.0
Machinery	1.0

99.7
Other assets in excess of liabilities	0.3

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF VCA-10

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $86,481 foreign withholding tax)	$4,519,625
EXPENSES
Fees Charged to Participants for Investment Management Services	(658,580)
Fees Charged to Participants for Administrative Expenses	(1,979,933)
Total Expenses .	(2,638,513)
NET INVESTMENT INCOME	1,881,112
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net Realized Gain on Investment Transactions	15,592,255
Net Change in Unrealized Appreciation (Depreciation) on Investments	6,760,509
NET GAIN ON INVESTMENTS	22,352,764
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,233,876

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
NET OPERATIONS
Net Investment Income	$1,881,112	$1,040,590
Net Realized Gain (Loss) on Investment Transactions	15,592,255	(4,381,884)
Net Change In Unrealized Appreciation (Depreciation) on Investments	6,760,509	74,527,657
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	24,233,876	71,186,363
CAPITAL TRANSACTIONS
Purchase Payments and Transfers In	12,770,789	15,465,366
Withdrawals and Transfers Out	(32,660,278)	(29,568,959)
Annual Account Charges Deducted from Participants’ Accounts	(52,543)	(55,192)
NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS	(19,942,032)	(14,158,785)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS	(6,252)	123,757
TOTAL INCREASE IN NET ASSETS	4,285,592	57,151,335
NET ASSETS
Beginning of year	$270,091,195	212,939,860
End of year	$274,376,787	$270,091,195

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS FOR VCA-10

INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*

(For an Accumulation Unit outstanding throughout the period)

	Year Ended December 31,
	2004	2003	2002	2001	2000
Investment Income	$.1198	$.0827	$.0760	$.0963	$.1108
Expenses
Investment management fee	(.0170)	(.0142)	(.0143)	(.0172)	(.0173)
Administrative expenses	(.0522)	(.0424)	(.0429)	(.0511)	(.0515)
Net Investment Income	.0506	.0261	.0188	.0280	.0420
Capital Changes
Net realized gain (loss) on investment transactions	.4174	(.0999)	(.6619)	(.5812)	.4789
Net change in unrealized appreciation (depreciation) on investments	.1877	1.8517	(.8691)	(.2203)	.0322
Net Increase (Decrease) in Accumulation Unit Value	.6557	1.7779	(1.5122)	(.7735)	.5531
Accumulation Unit Value
Beginning of year	6.8675	5.0896	6.6018	7.3753	6.8222
End of year	$7.5232	$6.8675	$5.0896	$6.6018	$7.3753
Total Return**	9.55%	34.93%	(22.91)%	(10.49)%	8.10%
Ratio of Expenses To Average Net Assets***	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income To Average Net Assets***	.72%	.45%	.33%	.40%	.60%
Portfolio Turnover Rate	62%	63%	70%	79%	77%
Number of Accumulation Units Outstanding
For Participants at end of year (000’s omitted)	36,252	39,109	41,632	44,444	50,430

*	Calculated by accumulating the actual per unit amounts daily.
**	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported.
***	These calculations exclude Prudential’s equity in VCA-10.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO THE FINANCIAL STATEMENTS OF

VCA-10

Note 1:	General

The Prudential Variable Contract Account-10 (“VCA-10” or the “Account”) was established on March 1, 1982 by The Prudential Insurance Company of America (“Prudential”) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-10 has been designed for use by employers (“Contract-holders”) in making retirement arrangements on behalf of their employees (“Participants”). The investment objective of the Account is long-term growth of capital. The Account’s investments are composed primarily of common stocks. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense risk and the mortality risk under the contracts.

Note 2:	Summary of Significant Accounting Policies

Securities Valuation:    Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser(s), to be over-the-counter, are valued by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Accounts’ Committee Members approved fair valuation procedures. Investments in mutual funds are valued at their net asset value.

Short-term investments which mature in more than 60 days are valued based on current market quotations. Short-term investments having maturities of 60 days or less are valued at amortized cost which approximates market value. Amortized cost is computed using the cost on the date of purchase, adjusted for constant accretion of discount or amortization of premium to maturity.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized and unrealized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Net investment income and realized and unrealized gain or losses (other than administrative fees) are allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership in VCA-10.

Estimates:    The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Federal Income Taxes:    The operations of VCA-10 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-10 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-10 has not been reduced by federal income taxes.

Note 3:	Investment Management Agreement and Charges

The Account has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Account. PI pays for the services of Jennison.

A daily charge, at an effective annual rate of up to 1.00% of the current value of the Participant’s equity in VCA-10, is charged to the Account. Up to three quarters of the charge (0.75%) paid to Prudential, is for administrative expenses not provided by the annual account charge, and one quarter (0.25%), paid to PI, is for investment management services. Prudential may impose a reduced Administrative Fee where warranted by economies of scale and the expense characteristics of the employer, association or trust to which Prudential has issued a Contract.

Prudential, PI and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

An annual account charge of not more than $30 is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant’s accounts or at the end of the fiscal year by canceling Units.

A deferred sales charge is imposed upon that portion of certain withdrawals which represents a return of contributions. The charge is designed to compensate Prudential for sales and other marketing expenses. The maximum deferred sales charge is 7% on contributions withdrawn from an account during the first year of participation. After the first year of participation, the maximum deferred sales charge declines by 1% in each subsequent year until it reaches 0% after seven years. No deferred sales charge is imposed upon contributions withdrawn for any reason after seven years. For the years ended December 31, 2004 and December 31, 2003, Prudential has advised the Account that it has received deferred sales charges of $4,171 and $1,575 respectively, imposed upon certain withdrawals from the Account.

Note 4:	Purchases and Sales of Portfolio Securities

For the year ended December 31, 2004, the aggregate cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $162,992,047 and $164,695,122, respectively.

Investment in the Core Fund:    The Account invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended December 31, 2004, the Account earned $41,327, by investing its excess cash in the Series.

Note 5:	Unit Transactions

The number of Accumulation Units issued and redeemed for the years ended December 31, 2004 and December 31, 2003, respectively, are as follows:

	Year Ended December 31,
	2004	2003
Units issued	1,829,366	2,704,350
Units redeemed	(4,686,356)	(5,227,222)
Net decrease	(2,856,990)	(2,522,872)

Note 6:	Net Increase (Decrease) In Net Assets Resulting from Surplus Transfers

The increase (decrease) in net assets resulting from surplus transfers represents the net increase to/(reductions from) Prudential’s investment in the Account. This increase (decrease) includes reserve adjustments for mortality and expense risks assumed by Prudential.

Note 7:	Participant Loans

Loans are considered to be withdrawals from the Account from which the loan amount was deducted, though they are not considered a withdrawal from the MEDLEY Program. Therefore, no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Account for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan, for example by failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant’s other Accumulation Accounts as well.

Withdrawals, transfers and loans from VCA-10 are considered to be withdrawals of contributions until all of the Participant’s contributions to the Account have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

For the year ended December 31, 2004, $692,692 in participant loans were withdrawn from VCA-10 and $445,537 of principal and interest was repaid to VCA-10. For the year ended December 31, 2003, $767,325 in participant loans were withdrawn from VCA-10 and $427,752 of principal and interest was repaid to VCA-10. Loan repayments are invested in Participant’s account(s) as chosen by the Participant, which may not necessarily be VCA-10. The initial loan proceeds which are being repaid may not necessarily have originated solely from VCA-10. During the year ended December 31, 2004, Prudential has advised the Account that it received $7,923 in loan origination fees. The participant loan principal and interest repayments are included in purchase payments and transfers in within the Statement of Changes in Net Assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE COMMITTEE AND PARTICIPANTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10:

We have audited the accompanying statement of net assets of The Prudential Variable Contract Account-10 (the “Account”), as of December 31, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2003 and the financial highlights for the periods presented prior to January 1, 2004, were audited by another independent registered public accounting firm, whose report dated February 24, 2004, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 24, 2005

The Prudential MEDLEY Program

Annual Report

December 31, 2004

VCA-11 Money Market Account

MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.

Past performance does not guarantee future returns. The Account performance information shown below is net of investment and administration fees and Account expenses, but does not include the effect of any sales charges. If sales charges were included, the performance figures would be lower. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

PERFORMANCE SUMMARY: VCA-11 7-DAY CURRENT YIELD2: 0.76%.

Average Annual Total Returns (%)	1-Year	5-Year	10-Year
Money Market Acct. (VCA-11)[1]	0.47	2.13	3.45
Citigroup 3-Mos. T-Bill Index[3]	1.24	2.80	4.01

Money Market Account inception date: 8/1/82.

“On December 31, 2004, the VCA-11 Money Market Account’s 7-day current net yield was 0.76%, down from 0.80% on June 30, 2004. The Account returned 0.47% in 2004, while the Citigroup Three-Month Treasury Bill Index returned 1.24%.

Yields on money market securities finally began to rise from very low levels, one of the most significant developments in the money markets during 2004. Our strategy aimed to provide the Account with the flexibility to take advantage of attractive investment opportunities that occurred as money market yields moved progressively higher. Yields initially hovered at low levels in the first three months of 2004. Weaker-than-expected employment data released during those months suggested the Federal Reserve (the Fed) would leave short-term interest rates unchanged at low levels for the time being. In this market environment, we favored debt securities that matured in six months as well as federal agency securities with a stated maturity of a year that could be retired every three months. Our purchases helped position the Account’s weighted average maturity (WAM) longer than its competitive average. (WAM, which is expressed in days, takes into consideration the maturity and quantity of each security held in a portfolio. It indicates a portfolio’s sensitivity to changes in interest rates.)

Eventually yields began to rise in early April after the outlook for monetary policy changed. Data showing improvement in the job market suggested the Fed would soon begin to raise rates to reduce monetary stimulus in the economy. Yields headed higher in May and June amid further signs of a stronger job market and rising inflation. This change in outlook altered our strategy, to one which would emphasize debt securities that came due in three months or less, particularly those that matured near the time when the Fed was scheduled to meet at the end of June 2004. Our approach caused the Account’s WAM to decline over time until it was more in line with its competitive average. This allowed us to reinvest the Account’s assets more frequently at higher yields in the rising-interest-rate environment.

On June 30, 2004, the federal funds rate—the overnight bank lending rate—was increased to 1.25% from 1.00%. Proceeds of some of the Account’s debt securities that matured near the end of June were reinvested in higher-yielding debt securities that came due in August, when the federal funds rate was raised to 1.50% from 1.25%. For the remainder of 2004, we continued to reinvest the bulk of the Account’s available assets in debt securities that matured at the time of successive Fed meetings in September, November, and December. In those months, the key rate was increased to 1.75%, 2.00%, and 2.25%, respectively.”

MONEY MARKET ACCOUNT

ONE-YEAR TOTAL RETURN FOR THE

PAST 10 YEARS

[1]	The Account performance results are after the deduction of all expenses and contract charges including investment management and administrative fees, but not including the effect of any sales charges. All total returns are for the periods indicated and are calculated based on changes in unit values.
Investment return and principal value of the Account will fluctuate resulting in a value that may at any time, including the time of the withdrawal of the cash value, be more or less than the total principal investment made.
[2]	For current yields on the Money Market Account, please call (800)-458-6333. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money by investing in the Account.
[3]	The Citigroup 3-Month Treasury Bill Index is an index whereby equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value.

FINANCIAL STATEMENTS OF VCA-11

STATEMENT OF NET ASSETS

As of December 31, 2004

SHORT-TERM INVESTMENTS — 99.8%	Principal Amount (000)	Value (Note 2)
Certificates of Deposit — 14.0%
Bank of Nova Scotia, 2.47%, 3/29/2005	$3,000	$2,999,892
Citibank NA, 2.24%, 2/14/2005	2,000	2,000,000
Nordea Bank Finland PLC, 2.39%, 3/7/2005	1,000	1,000,000
Toronto Dominion BK, 2.44%, 3/14/2005	3,147	3,147,000
Wells Fargo BK NA, 2.35%, 1/31/2005	1,000	999,991

		10,146,883

Commercial Paper — 50.0%
Alliance & Leicester PLC, 144A, 2.43%, 3/8/2005	3,000	2,982,787
Amsterdam Funding Corp., 144A, 2.34%, 2/2/2005	1,500	1,495,223
2.34%, 2/3/2005	2,000	1,993,370
Barton CAP Corp., 144A, 2.245%, 2/9/2005	3,406	3,387,946
CBA (Delaware) Finance, 2.45%, 3/15/2005	1,880	1,870,532
2.65%, 6/17/2005	1,000	986,603
General Electric Capital Corp., 2.21%, 2/8/2005	1,000	994,475
Long Lane Master Trust, 2.38%, 1/24/2005	2,693	2,688,193
New Center Asset Trust, 2.4%, 2/8/2005	1,000	996,267
Nordea North America, Inc., 2.22%, 1/28/2005	1,100	1,095,048
Norddeutsche Landesbank Lux., 144A, 2.35%, 2/3/2005	1,000	996,606
Old Line Funding Corp., 2.24%, 1/3/2005	1,413	1,409,483
Sheffield Receivables Corp., 144A, 2.18%, 1/10/2005	1,643	1,637,528
2.35%, 1/28/2005	1,900	1,895,535
Spintab Swedmortgage AB, 2.21%, 1/26/2005	1,500	1,493,370
2.31%, 2/1/2005	1,637	1,630,593
2.35%, 1/7/2005	175	174,657
Three Pillars Funding, 144A, 2.36%, 1/20/2005	3,000	2,993,313
Triple A One Funding Corp., 144A, 2.35%, 1/21/2005	1,000	997,519
UBS Delaware Funding Corp., 2.37%, 1/24/2005	1,200	1,196,761
Windmill Funding Corp., 144A, 2.36%, 2/16/2005	3,451	3,435,616

		36,351,425

SHORT-TERM INVESTMENTS (Continued)	Principal Amount (000)	Value (Note 2)
Other Corporate Obligations — 24.1%
American Express Credit Corp., 2.46%, Medium Term Note, 1/5/2005(b)	$1,000	$1,000,000
Caterpillar Financial Services, 2.44%, 2/3/2005(b)	3,000	2,999,766
General Electric Capital Assurance, 2.50%, 1/24/2005(b)	1,000	1,000,000
General Electric Capital Corp., 2.40%, Medium Term Note, 1/10/2005(b)	1,000	1,000,000
7.25%, Medium Term Note, 2/1/2005	500	502,326
Goldman, Sachs & Co., 2.68%, Medium Term Note, 1/13/2006	1,000	1,000,726
Irish Life & Permanent PLC, 2.48%, Medium Term Note, 1/21/2005	2,000	1,999,712
Merrill Lynch & Co., Inc., 2.61%, Medium Term Note, 1/11/2005(b)	1,000	1,000,000
Metropolitan Life Insurance, 3.06%, 1/3/2005(b)	2,000	2,000,000
Morgan Stanley, 2.40%, Medium Term Note, 1/8/2005(b)	2,000	2,000,000
National City Bank, 2.33%, 1/31/2005(b)	1,000	999,757
Pacific Life Insurance Co., 2.70%, 3/16/2005(b)	1,000	1,000,000
Royal Bank of Canada, 2.44%, Medium Term Note, 1/10/2005(b)	1,000	1,000,000

		17,502,287

U.S. Government Agencies — 7.6%
Federal Home Loan Banks, Notes, 1.45%, Coupon Issue, 3/11/2005	1,000	1,000,000
Federal Home Loan Mortgage Corp., 1.95%, 1/5/2005	1,000	1,000,000
Federal National Mortgage Association, 1.40%, Medium Term Note, 3/29/2005	1,000	1,000,000
1.80%, Medium Term Note, 5/27/2005	2,500	2,500,000

		5,500,000

Repurchase Agreement (a) — 4.1%
Greenwich Capital Markets, 2.29%, dated 12/31/04, due 1/3/05 in the amount of $2,951,563 (cost $2,951,000; the value of the collateral including accrued interest was $3,010,391)	2,951	2,951,000

TOTAL INVESTMENTS (Cost: $72,451,595)		$72,451,595

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF VCA-11

STATEMENT OF NET ASSETS

As of December 31, 2004

Value (Note 2)
OTHER ASSETS, LESS LIABILITIES — 0.2%
Cash	$159
Interest Receivable	133,676
Receivable for Pending Capital Transactions	2,458

OTHER ASSETS IN EXCESS OF LIABILITIES	136,293

NET ASSETS — 100%	$72,587,888

NET ASSETS, representing:
Equity of Participants — 24,298,497 Accumulation Units at an Accumulation Unit Value of $2.9572	71,856,003
Equity of The Prudential Insurance Company of America	731,885

$72,587,888

144A	Security was purchased pursuant to Rule 144A under the Security Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(a)	Repurchase agreements are collateralized by federal agency obligations.
(b)	Variable rate instrument. The maturity date presented for these instruments is the next date on which the rate of interest is adjusted.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2004 were as follows:

Commercial Banks	61.7%
Asset Backed Securities	14.4
Federal Credit Agencies	7.6
Mortgage Bankers	4.5
Oil & Gas	4.1
Repurchase Agreement	4.1
Short Term Business Credit	3.4

99.8
Other assets in excess of liabilities	0.2

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF VCA-11

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Interest	$1,090,322
Realized Loss on Investment Transactions	(375)
Total	1,089,947
EXPENSES
Fees Charged to Participants for Investment Management Services	(184,943)
Fees Charged to Participants for Administrative Expenses	(555,813)
Total Expenses	(740,756)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$349,191

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2004	2003
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$349,191	$244,528
CAPITAL TRANSACTIONS
Purchase Payments and Transfers In	17,560,984	22,781,406
Withdrawals and Transfers Out	(24,285,371)	(33,118,598)
Annual Account Charges Deducted from Participants’ Accounts	(42,660)	(50,892)
NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS	(6,767,047)	(10,388,084)
NET DECREASE IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS	(11,654)	(9,788)
TOTAL DECREASE IN NET ASSETS	(6,429,510)	(10,153,344)
NET ASSETS
Beginning of year	79,017,398	89,170,742
End of year	$72,587,888	$79,017,398

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS FOR VCA-11

INCOME PER ACCUMULATION UNIT*

(For an Accumulation Unit outstanding throughout the year)

	Year Ended December 31,
	2004	2003	2002	2001	2000
Investment Income	$.0431	$.0374	$.0566	$.1255	$.1772
Expenses
Investment management fee	(.0072)	(.0073)	(.0072)	(.0072)	(.0068)
Administrative expenses	(.0221)	(.0220)	(.0218)	(.0214)	(.0204)
Net Increase in Accumulation Unit Value	.0138	.0081	.0276	.0969	.1500
Accumulation Unit Value
Beginning of year	2.9434	2.9353	2.9077	2.8108	2.6608
End of year	$2.9572	$2.9434	$2.9353	$2.9077	$2.8108
Total Return**	0.47%	0.28%	0.95%	3.45%	5.63%
Ratio Of Expenses To Average Net Assets***	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio Of Net Investment Income To Average Net Assets***	0.46%	0.28%	0.94%	3.38%	5.53%
Number of Accumulation Units Outstanding
For Participants at end of year (000’s omitted)	24,298	26,594	30,128	27,387	28,305

*	Calculated by accumulating the actual per unit amounts daily.
**	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported.
***	These calculations exclude Prudential’s equity in VCA-11.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Units equal in value to the charge.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO THE FINANCIAL STATEMENTS OF

VCA-11

Note 1:	General

The Prudential Variable Contract Account-11 (VCA-11 or the Account) was established on March 1, 1982 by The Prudential Insurance Company of America (“Prudential”) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-11 has been designed for use by employers (Contract-holders) in making retirement arrangements on behalf of their employees (Participants). The investment objective of the Account is to realize a high level of current income as is consistent with the preservation of capital and liquidity. Its investments are primarily composed of short-term securities. The ability of the issuers of the securities held by the Account to meet their obligations may be affected by economic developments in a specific state, industry or region. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense risk and the mortality risk under the contracts.

Note 2:	Summary of Significant Accounting Policies

Securities Valuation:    Portfolio securities of VCA-11 are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. If the amortized cost method is determined not to represent fair value, the fair value shall be determined by or under the direction of the Accounts’ Committee Members.

Securities Transactions and Investment Income:    Securities transactions are recorded on the trade date. Realized gains or losses from security transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Net investment income (other than administration fees) is allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership or investment in VCA-11.

Estimates:    The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Federal Income Taxes:    The operations of VCA-11 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-11 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-11 has not been reduced by federal income taxes.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States Financial Institutions, it is the Account’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase agreement exceeds one business day, the value of collateral is marked-to-market on a daily basis to ensure adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Account may be delayed or limited.

Note 3:	Investment Management Agreement and Charges

The Account has a management agreement with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with management of the Account. PI pays for the services of PIM.

A daily charge, at an effective annual rate of up to 1.00% of the current value of the Participant’s equity in VCA-11, is charged to the Account. Up to three quarters of the charge (0.75%), paid to Prudential, is for administrative expenses not provided by the annual account charge, and one quarter (0.25%), paid to PI, is for investment management services. Prudential may impose a reduced Administrative Fee where warranted by economies of scale and the expense characteristics of the employer, association or trust to which Prudential has issued a contract.

Prudential, PI and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

An annual account charge of not more than $30 is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant’s accounts or at the end of the fiscal year by cancelling Units.

A deferred sales charge is imposed upon that portion of certain withdrawals which represents a return of contributions. The charge is designed to compensate Prudential for sales and other marketing expenses. The maximum deferred sales charge is 7% on contributions withdrawn from an account during the first year of participation. After the first year of participation, the maximum deferred sales charge declines by 1% in each subsequent year until it reaches 0% after seven years. No deferred sales charge is imposed upon contributions withdrawn for any reason after seven years. For the years ended December 31, 2004 and December 31, 2003, Prudential has advised the Account that it received deferred sales charges of $4,101 and $2,251, respectively, imposed upon certain withdrawals from the Account, respectively.

Note 4:	Unit Transactions

The number of Accumulation Units issued and redeemed for the years ended December 31, 2004 and December 31, 2003, are as follows:

	Year Ended December 31,	Year Ended December 31,
	2004	2003
Units issued	5,961,494	7,736,532
Units redeemed	(8,257,356)	(11,270,057)
Net decrease	(2,295,862)	(3,533,525)

Note 5:	Net Increase (Decrease) In Net Assets Resulting From Surplus Transfers

The increase (decrease) in net assets from surplus transfers represents the net increases to/(reductions from) Prudential’s investment in the Account. This increase (decrease) includes reserve adjustments for mortality and expense risks assumed by Prudential.

Note 6:	Participant Loans

Loans are considered to be withdrawals from the Account from which the loan amount was deducted, though they are not considered a withdrawal from the MEDLEY Program. Therefore, no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Account for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan, for example by failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant’s other Accumulation Accounts as well.

Withdrawals, transfers and loans from VCA-11 are considered to be withdrawals of contributions until all of the Participant’s contributions to the Account have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

For the year ended December 31, 2004, $302,635 in participant loans were withdrawn from VCA-11 and $292,867 of principal and interest was repaid to VCA-11. For the year ended December 31, 2003, $410,253 in participant loans were withdrawn from VCA-11 and $451,029 of principal and interest was repaid to VCA-11. Loan repayments are invested in Participant’s account(s) as chosen by the Participant, which may not necessarily be VCA-11. The initial loan proceeds which are being repaid may not necessarily have originated solely from VCA-11. During the year ended December 31, 2004, Prudential has advised the Account that it received $8,900 in loan origination fees. The participant loan principal and interest repayments are included in purchase payments and transfers in within the Statement of Changes in Net Assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE COMMITTEE AND PARTICIPANTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11:

We have audited the accompanying statement of net assets of The Prudential Variable Contract Account-11 (the “Account”), as of December 31, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2003 and the financial highlights for the periods presented prior to January 1, 2004, were audited by another independent registered public accounting firm, whose report dated February 24, 2004, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 24, 2005

Management of VCA-10 and VCA-11 (Unaudited)

Information pertaining to the Committee Members of VCA-10 and VCA-11 is set forth below. Committee members who are not deemed to be “interested persons” of VCA-10 and VCA-11, as defined in the 1940 Act are referred to as “Independent Committee Members.” Committee Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Committee Members.” “Fund Complex” consists of VCA-10 and VCA-11 and any other investment companies managed by Prudential Investments LLC (the Manager or PI).

Independent Committee Members2

David E.A. Carson (Birthdate: 8/2/34), Committee Member since 20033

Oversees 88 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held: 4 Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (Birthdate: 3/21/34), Committee Member since 20033

Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); Trustee of Manhattan College; formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom.

Other Directorships held: 4 Director of Storage Technology Corporation (since 1979) (technology); Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (Birthdate: 6/14/39), Committee Member since 20033

Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co. Inc,;

Other Directorships held: 4 Director of Gannett Co., Inc.; Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (Birthdate: 8/2/43), Committee Member since 20033

Oversees 88 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held: 4 None.

Robin B. Smith (Birthdate: 10/21/39), Chairman and Committee Member since 20033

Oversees 88 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held: 4 Director of BellSouth Corporation (since 1992).

Stephen D. Stoneburn (Birthdate: 7/12/43), Committee Member since 20033

Oversees 88 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc (1975-1989).

Other Directorships held: 4 None

Clay T. Whitehead (Birthdate: 11/13/38), Committee Member since 20033

Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held: 4 Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Committee Members1

Judy A. Rice (Birthdate: 1/26/48), President and Committee Member since 20033

Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held: 4 None

Robert F. Gunia (Birthdate: 12/15/46), Vice President and Committee Member since 20033

Oversees 167 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of Prudential Investments LLC (PI); Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities).

Other Directorships held: 4 Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of VCA-10 and VCA-11 is set forth below.

Officers2

William V. Healey (Birthdate: 7/28/53), Chief Legal Officer since 20043

Principal occupations (last 5 years): Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.; Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Jonathan D. Shain (Birthdate: 8/9/58), Secretary since 2001

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential Insurance; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.; formerly Attorney with Fleet Bank, N.A. (January 1997-July 1998).

Maryanne Ryan (Birthdate: 10/12/64), Anti-Money Laundering Compliance Officer since 20023

Principal occupations (last 5 years): Vice President, Prudential (since November 1998), First Vice President Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Helene Gurian (Birthdate: 10/25/53), Acting Anti-Money Laundering Compliance Officer since 2004

Principal occupations (last 5 years): Vice President, Prudential (since July 1997). Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-present) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

Lee D. Augsburger (Birthdate: 6/7/59), Chief Compliance Officer since 2004.3

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Grace C. Torres (Birthdate: 6/28/59), Treasurer and Principal Financial and Accounting Officer since 19963

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

[1]	“Interested” Committee Members, as defined in the 1940 Act, by reason of employment with the Manager, the Subadviser (Prudential Investment Management Inc. or PIM) or the Distributor (Prudential Investment Management Services LLC or PIMS).

[2]	Unless otherwise noted, the address of the Committee Members and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

[3]	There is no set term of office for Committee Members and Officers. The Independent Committee Members have adopted a retirement policy, which calls for the retirement of Committee Members on December 31 of the year in which they reach the age of 75.

The table shows the individuals length of service as Committee Member and/or Officer.

[4]	This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Prudential Series Fund, Inc.

The following pages represent information on The Prudential Series Fund, Inc. Portfolios. Returns are at the Portfolio level, not at the Subaccount level.

Each Subaccount of VCA-24 will invest in the corresponding portfolio of The Prudential Series Fund, Inc. (the “Fund”). Of the portfolios comprising the Fund, seven portfolios are presently available to The MEDLEY Program. The Diversified Bond Subaccount invests in the Diversified Bond Portfolio, the Government Income Subaccount in the Government Income Portfolio, the Conservative Balanced Subaccount in the Conservative Balanced Portfolio, the Flexible Managed Subaccount in the Flexible Managed Portfolio, the Stock Index Subaccount in the Stock Index Portfolio, the Equity Subaccount invests in the Equity Portfolio, and the Global Subaccount in the Global Portfolio.

There is no assurance that the investment objective of the portfolios will be attained, nor is there any guarantee that the amount available to a Participant will equal or exceed the total contributions made on that Participant’s behalf. The value of the investments held in each account may fluctuate daily and is subject to the risks of both changing economic conditions and the selection of investments necessary to meet the Subaccounts’ or Portfolios’ objectives.

Important Note

This information supplements the financial statements and other information included in this Report to Participants in The MEDLEY Program. It highlights the investment performance of the seven portfolios of The Prudential Series Fund, Inc., which are available through the Prudential Variable Contract Account-24. The rates of return quoted on the following pages reflect deduction of investment management fees and portfolio expenses, but not product charges. They reflect the reinvestment of dividend and capital gains distributions. They are not an estimate or a guarantee of future performance.

Contract unit values increase or decrease based on the performance of the portfolio and when redeemed, may be worth more or less than original cost. Changes in contract values depend not only on the investment performance of the Portfolio but also on the insurance, administrative charges and applicable sales charges, if any, under a contract. These contract charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

GLOSSARY OF BENCHMARK DEFINITIONS

Conservative Balanced Custom Blended Index consists of a blend of the S&P 500 Index (50%), the Lehman Brothers Aggregate Bond Index (40%), and the 3-Month T-Bill (10%).

Flexible Managed Custom Blended Index consists of a blend of the S&P 500 Index (60%), the Lehman Brothers Aggregate Bond Index (35%), and the 3-Month T-Bill (5%).

Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.

Lehman Brothers Corporate High Yield Bond Index is an unmanaged index comprised of more than 700 non-investment-grade bonds.

Lehman Brothers Government Bond Index is an unmanaged index comprised of securities issued or backed by the U.S. government, its agencies, and instrumentalities with a remaining maturity of 1 to 30 years.

Lehman Brothers Intermediate BB Corporate Bond Index is an unmanaged index comprised of various fixed income securities rated BB.

The Lipper Variable Insurance Products (VIP) Funds Averages are calculated by Lipper Analytical Services, Inc., and reflect the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

Balanced Funds Average	International Funds Average	Multi-Cap Value Funds Average
Corporate Debt Funds BBB-Rated Average	Large-Cap Core Funds Average	Natural Resources Funds Average
Flexible Portfolio Funds Average	Large-Cap Growth Funds Average	S&P 500 Index Funds Average
General U.S. Government Funds Average	Large-Cap Value Funds Average	Small-Cap Core Funds Average
Global Funds Average	Mid-Cap Growth Funds Average	Small-Cap Growth Funds Average
High Current Yield Funds Average	Mid-Cap Value Funds Average	Small-Cap Value Funds Average
Income Funds Average	Money Market Funds Average	Specialty/Miscellaneous Funds Average
Intermediate Investment-Grade Debt Funds Average	Multi-Cap Core Funds Average	Target Maturity Funds Average

Merrill Lynch U.S. High Yield Master II BB-B Rated Index is a broad high yield index including high yield bonds across the maturity spectrum, within the BB-B rated credit quality spectrum, included in the below-investment-grade universe.

Morgan Stanley Capital International Europe, Australasia, and the Far East (MSCI EAFE) Index is a weighted, unmanaged index that reflects stock performance in Europe, Australasia, and the Far East.

Morgan Stanley Capital International (MSCI) World Index is an unmanaged index comprised of approximately 1,500 companies listed on the stock exchanges of Australasia, Canada, Europe, the Far East, and the United States.

Russell 1000 Growth Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index is a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market.

Russell 1000 Value Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Growth Index is a market cap-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2500 Growth Index is a market cap-weighted index that measures the performance of those Russell 2500TM companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500 Index is a market cap-weighted index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

Russell 2500 Value Index is a market cap-weighted index that measures the performance of those Russell 2500TM companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index is a market cap-weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Index is a market cap-weighted index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

S&P MidCap 400 Index is a widely accepted, unmanaged total return index of 400 domestic stocks measuring the performance of the midsize company segment of the U.S. stock market.

S&P SmallCap 600 Index is an unmanaged index representing the aggregate market value of the common equity of 600 small-company stocks.

S&P SuperComposite 1500 Information Technology Index measures the performance of the technology components of the S&P SuperComposite 1500, which is a combination of the S&P 500, S&P MidCap 400, and S&P SmallCap 600 indexes, and provides a broad representation of the entire U.S. market, representing 87% of total U.S. equity market capitalization.

This page may include certain benchmarks not applicable to the portfolios available in this particular report. Investors cannot invest directly in a market index or average.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2004

Conservative Balanced Portfolio

■	MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC. AND QUANTITATIVE MANAGEMENT ASSOCIATES LLC

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■	PERFORMANCE SUMMARY - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Conservative Balanced Portfolio	8.04%	2.64%	7.36%
S&P 500 Index[1]	10.87%	-2.30%	12.07%
Conservative Balanced Custom Blended Index[1]	7.33%	2.49%	9.84%
Lipper (VIP) Balanced Funds Average[1]	8.55%	2.96%	9.27%

Conservative Balanced Portfolio inception date: 5/13/1983. The Conservative Balanced Custom Blended Index consists of a blend of the S &P 500 Index (50%), the Lehman Brothers U.S. Aggregate Bond Index (40%), and the T-Bill 3-Month Blend (10%).

The Portfolio may invest in foreign securities, which are subject to the risks of currency fluctuation and the impact of social, political, and economic change. The Portfolio may also invest in derivative securities, which may carry market, credit, and liquidity risks. These risks may result in greater share price volatility.

	Portfolio	SP500
31-Dec-94	10,000.0000	10,000.00
30-Jun-95	10,983.6870	12,018.58
31-Dec-95	11,727.1566	13,753.37
30-Jun-96	12,318.4790	15,140.96
31-Dec-96	13,207.8573	16,909.09
30-Jun-97	14,237.4208	20,391.89
31-Dec-97	14,984.7911	22,548.44
30-Jun-98	16,186.6397	26,544.46
31-Dec-98	16,743.2711	28,997.04
30-Jun-99	17,419.6260	32,582.91
31-Dec-99	17,863.9119	35,096.05
30-Jun-00	18,112.5990	34,946.30
31-Dec-00	17,777.7174	31,901.68
30-Jun-01	17,601.5328	29,766.54
31-Dec-01	17,418.9643	28,113.01
30-Jun-02	16,378.3997	24,415.89
31-Dec-02	15,855.4134	21,902.19
30-Jun-03	17,255.4071	24,476.09
31-Dec-03	18,831.2434	28,180.94
30-Jun-04	19,199.6913	29,150.84
31-Dec-04	20,344.9361	31,245.36

■	PERFORMANCE REVIEW

“For the year ended December 31, 2004, the Conservative Balanced Portfolio had a total return of 8.04% compared with the return of 10.87% for the unmanaged S&P 500 Index, 7.33% for the unmanaged Conservative Balanced Custom Blended Index, and 8.55% for the Lipper (VIP) Balanced Funds Average.

The 10.87% return of the S&P 500 Index came almost entirely in the last few months of the year as the U.S. election settled the political uncertainty and the price of oil declined somewhat. Within the S&P 500 Index, value stocks and stocks of companies with small capitalizations tended to perform better. Although the threat of rising interest rates clouded the bond markets, a series of small actions by the Federal Reserve (the Fed) primarily affected short-term securities, while longer-term bonds actually declined moderately. Continued economic strength and investors’ search for higher yield continued to benefit more credit-sensitive issues.

While the Portfolio’s return trailed the Lipper (VIP) Balanced Funds Average, the Portfolio outperformed its custom benchmark. As a conservatively managed portfolio, it normally holds approximately 50% of its assets in stocks, while the remainder is in bonds and cash. This is a lower equity allocation than that of most balanced accounts, which normally hold about 60% in equities. Consequently, when stocks outperformed bonds, the Portfolio was hurt relative to its competitors by having a more conservative targeted equity exposure. Fortunately, our favorable view of stocks in 2004 led us to overweight them relative to our normal allocation, so we outperformed our 50% stock, 40% bond, and 10% cash benchmark. The stock segment of the Portfolio is managed to track the return of the S&P 500 Index, while the bond segment is actively managed.

The fixed income segment outperformed the Lehman Brothers Aggregate U.S. Bond Index. The segment emphasized intermediate-maturity bonds in lieu of the shorter-maturity securities, which were most affected by the rise in the Fed actions. The segment continued to overweight corporate bonds in the BBB ratings category and, to a lesser extent, high yield corporate bonds. Both sectors performed better than more highly rated corporate bonds and U.S. Treasury securities. Emphasizing commercial mortgage-backed and other asset-backed securities also contributed as they generally outperformed U.S. Treasurys. Issue selection in corporate bonds and mortgage-backed securities benefited performance.”

[1]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2004

Diversified Bond Portfolio

■	MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■	PERFORMANCE SUMMARY - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Diversified Bond Portfolio	5.59%	7.36%	7.58%
Lehman Brothers U.S. Aggregate Bond Index[1]	4.34%	7.71%	7.72%
Lipper (VIP) Corporate Debt Funds BBB-Rated Funds Average[1]	5.18%	7.70%	7.86%

Diversified Bond Portfolio inception date: 5/13/1983.

The Portfolio may invest in foreign securities, which are subject to the risks of currency fluctuation and the impact of social, political, and economic change. The Portfolio may also invest in derivative securities, which may carry market, credit, and liquidity risks. These risks may result in greater share price volatility.

	Portfolio	LBAB
31-Dec-94	10,000.0000	10,000.00
30-Jun-95	11,208.1841	11,144.43
31-Dec-95	12,073.2114	11,847.46
30-Jun-96	11,887.8679	11,703.51
31-Dec-96	12,604.1341	12,277.55
30-Jun-97	13,121.8322	12,657.35
31-Dec-97	13,684.0671	13,462.89
30-Jun-98	14,291.1644	13,991.68
31-Dec-98	14,663.1060	14,632.39
30-Jun-99	14,422.2987	14,431.87
31-Dec-99	14,555.2231	14,512.11
30-Jun-00	14,963.3377	15,090.68
31-Dec-00	15,970.6378	16,199.26
30-Jun-01	16,816.1082	16,785.14
31-Dec-01	17,084.9577	17,567.19
30-Jun-02	17,331.5785	18,233.13
31-Dec-02	18,292.3646	19,368.69
30-Jun-03	19,386.5834	20,129.50
31-Dec-03	19,661.5621	20,163.61
30-Jun-04	19,694.8328	20,193.90
31-Dec-04	20,759.9553	21,038.43

■	PERFORMANCE REVIEW

“For the year ended December 31, 2004, the Diversified Bond Portfolio returned 5.59%, outperforming the Lehman Brothers U.S. Aggregate Bond Index that rose 4.34% and the Lipper (VIP) Corporate Debt Funds BBB-Rated Funds Average that gained 5.18%.

The Portfolio benefited from a U.S. bond market that was resilient, even as the Federal Reserve (the Fed) raised the federal funds rate—the rate banks charge each other on overnight loans—by a quarter percentage point five times. The combined moves lifted the key rate from 1.00% to 2.25%. Increasing borrowing costs enabled the Fed to reduce monetary stimulus in the economy.

Despite its resilience, the bond market was somewhat volatile during the year. Anticipation of the trend toward higher short-term rates had initially prompted a sharp selloff in the U.S. bond market during the second quarter of 2004. At that time strong job growth and rising inflationary pressures suggested the Fed would move aggressively to slow economic growth. Prospects for higher rates weighed on the fixed income market as bond prices move inversely to interest rates. However, as 2004 continued, the bond market recovered amid economic conditions that were more favorable for bonds. Job growth was uneven and inflation surprisingly mild despite sharply higher oil prices. These were welcomed developments, particularly as inflation erodes the value of bonds’ fixed interest payments.

In an environment of moderate inflation and still-low interest rates, many investors turned to bonds that yielded more than U.S. Treasury securities, particularly high yield bonds (commonly called “junk” bonds) and emerging-market bonds. The Portfolio benefited from its exposure to these higher-yielding assets, which dramatically outperformed Treasurys in 2004. Among high yield bonds held by the Portfolio, debt securities of Citizen Communications and CenterPointEnergy performed well, while bonds of HCA, Inc. and Continental Airlines Equipment Trust Certificates did not perform well. Among its emerging-market bonds, debt securities of Russia, Brazil, Poland, and Turkey performed well.

The Portfolio also benefited from its exposure to investment-grade corporate bonds, which also outperformed Treasurys in 2004. The search for attractive yields and a favorable supply/demand balance were supportive. The Portfolio’s return was enhanced by its holdings in the telecommunications sector (AT&T and Sprint) and the financial sector (Citigroup and Goldman Sachs). However, the Portfolio held bonds in the auto sector (General Motors) and the communications sector (Clear Channel) that did not perform well.”

[1]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.

Annual Report

December 31, 2004

Equity Portfolio

■ MANAGED BY: GE ASSET MANAGEMENT; JENNISON ASSOCIATES LLC; and SALOMON BROTHERS ASSET MANAGEMENT

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■ PERFORMANCE SUMMARY* - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Equity Portfolio: Class I	9.93%	0.61%	9.42%
Equity Portfolio: Class II	9.51%	0.20%	N/A†
S&P 500 Index[1]	10.87%	–2.30%	12.07%
Russell 1000 Index[1]	11.40%	–1.76%	12.16%
Lipper (VIP) Large-Cap Core Funds Average[1]	8.59%	–2.88%	9.72%

Equity Portfolio (Class I) inception date: 5/13/1983. Equity Portfolio (Class II) inception date: 5/4/1999. † The since inception return for the Class II shares was 0.06%.

The Portfolio may invest in foreign securities, which are subject to the risks of currency fluctuation and the impact of social, political, and economic change.

	Equity	SP500
31-Dec-1994	10,000.00	10,000.00
30-Jun-1995	11,658.43	12,018.58
31-Dec-1995	13,129.03	13,753.37
30-Jun-1996	14,089.19	15,140.96
31-Dec-1996	15,560.47	16,909.09
30-Jun-1997	17,624.41	20,391.89
31-Dec-1997	19,397.39	22,548.44
30-Jun-1998	21,816.29	26,544.46
31-Dec-1998	21,209.10	28,997.04
30-Jun-1999	24,490.78	32,582.91
31-Dec-1999	23,858.10	35,096.05
30-Jun-2000	22,553.48	34,946.30
31-Dec-2000	24,641.60	31,901.68
30-Jun-2001	23,250.66	29,766.54
31-Dec-2001	21,886.04	28,113.01
30-Jun-2002	19,316.26	24,415.89
31-Dec-2002	16,996.63	21,902.19
30-Jun-2003	19,055.70	24,476.09
31-Dec-2003	22,375.85	28,180.94
30-Jun-2004	22,998.11	29,150.84
31-Dec-2004	24,596.68	31,245.36

■ PERFORMANCE REVIEW

“For the year ended December 31, 2004, the Equity Portfolio (Class I) had a total return of 9.93% compared with the return of 10.87% for the unmanaged S&P 500 Index, 11.40% for the Russell 1000 Index, and 8.59% for the Lipper (VIP) Large-Cap Core Funds Average. Jennison manages 50% of the Portfolio while Salomon and GE each manage 25%.

Jennison’s segment outperformed the S&P 500 Index, led by holdings in the healthcare, consumer staples, energy, and financials sectors. Positions in the information technology, materials, industrials, and consumer discretionary sectors generated positive returns, but underperformed the Index. The drug company Sepracor and Internet and catalog retail stock eBay were among the largest contributors to the segment’s return. Oil and natural gas supply constraints, coupled with rising demand, pushed up oil prices and benefited the segment’s energy holdings. In technology, Yahoo! and Marvell Technology helped performance, but Intel, Cisco, and Texas Instruments declined. Cisco’s inventories increased when they were expected to fall, disappointing investors. However, Cisco claimed that the rise was linked to quicker responses to its customers’ needs. Jennison is monitoring the position.

Salomon’s segment trailed the S&P 500 Index. Overall stock selection in the healthcare, consumer staples, and telecommunications sectors helped performance during the year. Selection in the technology, consumer discretionary, and materials sectors hurt. The segment benefited from takeovers of several holdings and from the impact of above-expectation earnings on its defense stocks. However, a position in Nortel declined because of questions about its accounting policies.

GE’s segment trailed the S&P 500 Index. Its underperformance was broad, but the greatest impact was in the information technology, healthcare, consumer discretionary, and materials sectors. The segment’s utility holdings performed in line with the benchmark. GE’s price discipline proved costly in technology, where the more seasoned firms GE preferred were outperformed by more speculative stocks.”

*Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class I).

**The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

1For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2004

Flexible Managed Portfolio

■	MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC. AND QUANTITATIVE MANAGEMENT ASSOCIATES LLC

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■	PERFORMANCE SUMMARY - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Flexible Managed Portfolio	10.74%	2.14%	8.19%
S&P 500 Index[1]	10.87%	-2.30%	12.07%
Flexible Managed Custom Blended Index[1]	8.14%	1.73%	10.46%
Lipper (VIP) Flexible Portfolio Funds Average[1]	8.25%	3.04%	10.00%

Flexible Managed Portfolio inception date: 5/13/1983. The Flexible Managed Custom Blended Index consists of a blend of the S&P 500 Index (60%), the Lehman Brothers U.S. Aggregate Bond Funds Average (35%), and the T-Bill 3-Month Blend (5%).

The Portfolio may invest in foreign securities, which are subject to the risks of currency fluctuation and the impact of social, political, and economic change. The Portfolio may also invest in derivative securities, which may carry market, credit, and liquidity risks. These risks may result in greater share price volatility.

	Portfolio	SP500
31-Dec-94	10,000.0000	10,000.00
30-Jun-95	11,216.0510	12,018.58
31-Dec-95	12,413.5937	13,753.37
30-Jun-96	13,047.0578	15,140.96
31-Dec-96	14,105.8099	16,909.09
30-Jun-97	15,534.6227	20,391.89
31-Dec-97	16,639.7032	22,548.44
30-Jun-98	18,234.4269	26,544.46
31-Dec-98	18,342.9215	28,997.04
30-Jun-99	19,545.1087	32,582.91
31-Dec-99	19,769.1214	35,096.05
30-Jun-00	19,896.3958	34,946.30
31-Dec-00	19,484.0433	31,901.68
30-Jun-01	18,992.0377	29,766.54
31-Dec-01	18,376.4576	28,113.01
30-Jun-02	17,070.4340	24,415.89
31-Dec-02	16,035.4750	21,902.19
30-Jun-03	17,755.2586	24,476.09
31-Dec-03	19,845.6496	28,180.94
30-Jun-04	20,505.8402	29,150.84
31-Dec-04	21,977.1707	31,245.36

■	PERFORMANCE REVIEW

“For the year ended December 31, 2004, the Flexible Managed Portfolio had a total return of 10.74% compared with the return of 10.87% for the unmanaged S&P 500 Index, 8.14% for the Flexible Managed Custom Blended Index, and 8.25% for the Lipper (VIP) Flexible Portfolio Funds Average.

All three elements of active management contributed positively in 2004, as the asset allocation and the underlying security selections in the stock and bond segments were good. Throughout the year the Portfolio had a consistent underweighting in bonds and overweighting in stocks, which benefited the Portfolio because stocks outperformed for the year.

The 10.87% return of the S&P 500 Index came almost entirely in the last few months of the year as the U.S. election settled the political uncertainty and the price of oil declined somewhat. Within the S&P 500 Index, value stocks and stocks of companies with small capitalizations tended to perform better. Although the threat of rising interest rates clouded the bond markets, a series of small actions by the Federal Reserve (the Fed) primarily affected short-term securities, while longer-term bonds actually declined moderately. Continued economic strength and investors’ search for higher yield continued to benefit more credit-sensitive issues.

The stock segment outperformed the S&P 500 Index by almost three percentage points. Its individual security emphases among those of rapidly growing companies were particularly helpful. Overweightings in Taser International ( + 361%) and Nucor ( + 89%) made significant contributions. Relative performance was also helped by having a larger exposure to smaller-cap stocks than the benchmark.

The fixed income segment outperformed the Lehman Aggregate Index. The segment emphasized intermediate-maturity bonds in lieu of the shorter-maturity securities that were most affected by the rise in the Fed actions. The segment continued to overweight corporate bonds in the BBB ratings category and, to a lesser extent, high yield corporate bonds. Both sectors performed better than more highly rated corporate bonds and U.S. Treasury securities. Emphasizing commercial mortgage-backed and other asset-backed securities also contributed as they generally outperformed U.S. Treasurys. Issue selection in corporate bonds and mortgage-backed securities benefited performance.”

[1]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2004

Global Portfolio

■	MANAGED BY: JENNISON ASSOCIATES LLC

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■	PERFORMANCE SUMMARY - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Global Portfolio	9.59%	-5.70%	7.45%
MSCI World Index[1]	14.72%	-2.45%	8.09%
Lipper (VIP) Global Growth Funds Average[1]	15.69%	-1.81%	9.62%

Global Portfolio inception date: 9/19/1988.

Foreign investments are subject to the risks of currency fluctuation and the impact of social, political, and economic change, which may result in greater share price volatility.

	Portfolio	MSCIWI
31-Dec-94	10,000.0000	10,000.00
30-Jun-95	10,945.0921	10,914.45
31-Dec-95	11,587.7288	12,072.03
30-Jun-96	12,775.3886	12,927.20
31-Dec-96	13,869.6754	13,699.20
30-Jun-97	15,601.2286	15,806.53
31-Dec-97	14,837.3316	15,858.66
30-Jun-98	17,706.5131	18,498.25
31-Dec-98	18,558.2690	19,718.35
30-Jun-99	20,366.1355	21,396.54
31-Dec-99	27,516.0435	24,635.09
30-Jun-00	27,244.0513	24,005.46
31-Dec-00	22,651.6490	21,388.59
30-Jun-01	20,695.8472	19,133.16
31-Dec-01	18,656.3646	17,790.19
30-Jun-02	16,095.7567	16,221.87
31-Dec-02	13,965.2548	14,252.42
30-Jun-03	16,026.7942	15,836.74
31-Dec-03	18,722.6592	18,970.91
30-Jun-04	18,844.5209	19,638.08
31-Dec-04	20,517.9243	21,763.60

■	PERFORMANCE REVIEW

“For the year ended December 31, 2004, the Global Portfolio had a total return of 9.59% compared with the return of 14.72% for the unmanaged MSCI World Index and 15.69% for the Lipper (VIP) Global Growth Funds Average

Most of the Portfolio’s underperformance of the MSCI World Index occurred in the second quarter of 2004. Jennison had a more positive view of the global economy than the average analyst because of a stream of better-than-expected earnings reports in the first quarter and conversations with a wide range of company managements. Consequently, the Portfolio emphasized companies they believed were best able to deliver above-average earnings growth.

However, investors began to fear that interest-rate increases, potential problems in China, and high oil prices would ultimately dampen the economic expansion, and consequently earnings growth. These fears pulled down global markets as a whole, and the Portfolio’s most aggressive positions suffered more than most. Jennison recognized this and pulled back from its earlier stance during the quarter.

During the second half of 2004 they reoriented the Portfolio toward areas of greater economic and market strength, trimming or eliminating exposure to underperforming stocks. To reduce volatility, the size of the Portfolio’s largest positions and its exposure to companies with smaller market capitalization were reduced. These changes improved performance relative to the Portfolio’s benchmark over the last few months of the year.

Information technology holdings were the key drivers of the Portfolio’s return over the full reporting period, significantly outperforming the benchmark’s information technology sector. Holdings in the financials, energy, materials, and consumer staples sectors also improved performance. Apple Computer, Sumitomo Realty & Development, Monsanto, and Marvell Technology Group were among the top performers. IAC/InterActiveCorp, a provider of on-line travel and entertainment services, was the primary detractor. Concerns about its prospects for earnings growth, diminishing margins, and recent quarterly disappointments continued to pressure its shares. However, the stock strengthened in December after the company announced that it would spin its travel business into a new company, which may provide a clearer view into its earnings prospects. Other detractors included UFJ Holdings and Taisei Corp., both of which were sold.”

[1]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2004

Government Income Portfolio

■	MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■	PERFORMANCE SUMMARY - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Government Income Portfolio	3.12%	7.61%	7.45%
Lehman Brothers Govt Bond Index[1]	3.48%	7.48%	7.46%
Lipper (VIP) General U.S. Govt Funds Average[1]	3.92%	7.02%	6.88%

Government Income Portfolio inception date: 5/1/1989.

The Portfolio may invest in derivative securities, which may carry market, credit, and liquidity risks. These risks may result in greater share price volatility. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio, and not to the value of the Portfolio’s shares.

	Portfolio	LBGB
31-Dec-94	10,000.0000	10,000.00
30-Jun-95	11,197.5795	11,119.97
31-Dec-95	11,947.5106	11,834.08
30-Jun-96	11,657.2212	11,621.76
31-Dec-96	12,212.4028	12,162.04
30-Jun-97	12,533.7047	12,481.43
31-Dec-97	13,393.1802	13,328.17
30-Jun-98	13,921.3377	13,885.60
31-Dec-98	14,609.9554	14,641.21
30-Jun-99	14,227.6669	14,309.04
31-Dec-99	14,215.3592	14,314.16
30-Jun-00	14,845.0679	15,025.26
31-Dec-00	16,032.0824	16,209.89
30-Jun-01	16,379.4197	16,577.85
31-Dec-01	17,324.0568	17,382.03
30-Jun-02	18,084.6506	18,038.55
31-Dec-02	19,411.0271	19,380.17
30-Jun-03	20,003.9202	20,083.30
31-Dec-03	19,888.8188	19,836.84
30-Jun-04	19,871.3514	19,811.13
31-Dec-04	20,509.3099	20,526.60

■	PERFORMANCE REVIEW

“For the year ended December 31, 2004, the Government Income Portfolio returned 3.12%, while the Lehman Brothers U.S. Government Bond Index rose 3.48% and the Lipper (VIP) General U.S. Government Funds Average gained 3.92%.

All sectors of the investment-grade U.S. bond market posted positive returns in 2004, although the Federal Reserve (the Fed) increased the federal funds rate—the rate banks charge each other on overnight loans—by a quarter percentage point five times. This was done to reduce the monetary stimulus in the economy. The combined moves raised the key rate from 1.00% to 2.25%.

Anticipation of the trend toward higher short-term rates had initially prompted a sharp selloff in the U.S. bond market during the second quarter of 2004. At that time strong job growth and rising inflationary pressures suggested the Fed would soon begin a new round of rate hikes, which weighed on bond prices as they move in the opposite direction of interest rates. However, as 2004 continued, economic conditions proved more favorable for bonds. Job growth was uneven and inflation surprisingly mild despite sharply higher oil prices. These were welcomed developments for bond prices, particularly as inflation erodes the value of bonds’ fixed interest payments. The Portfolio’s short duration (a measure of its sensitivity to changes in interest rates) prevented it from benefiting fully as bond prices rebounded during the third quarter of 2004, driving long-term interest rates lower. However, positioning the Portfolio for a flatter yield curve in the fourth quarter of 2004 helped the Portfolio’s performance.

In an environment of moderate inflation and still-low interest rates, many participants in the investment-grade bond market turned to bonds that yielded more than U.S. Treasury securities, such as federal agency securities, mortgage-backed securities, and investment-grade corporate bonds. The Portfolio had an underweight exposure to mortgage-backed securities through the third quarter of 2004 because valuations in that market had become expensive on a historical basis. However, our strategy detracted from the Portfolio’s performance as mortgage-backed securities performed relatively well in 2004.

Meanwhile, good security selection among asset-backed securities and commercial mortgage-backed securities contributed positively to the Portfolio’s performance in 2004. The Portfolio also benefited from its exposure to federal agency securities, which performed well despite the accounting issues at the Federal National Mortgage Association.”

[1]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2004

Stock Index Portfolio

■	MANAGED BY: QUANTITATIVE MANAGEMENT ASSOCIATES LLC

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

■	PERFORMANCE SUMMARY - As of December 31, 2004

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Stock Index Portfolio	10.45%	-2.50%	11.78%
S&P 500 Index[1]	10.87%	-2.30%	12.07%
Lipper (VIP) S&P 500 Index Objective Funds Average[1]	10.35%	-2.64%	11.69%

Stock Index Portfolio inception date: 10/19/1987.

The Portfolio consists primarily of the 500 stocks that comprise the Standard & Poor’s S&P 500 Index in approximately the same proportions they represent in the Index.

	Portfolio	SP500
31-Dec-94	10,000.0000	10,000.00
30-Jun-95	11,996.7112	12,018.58
31-Dec-95	13,706.7328	13,753.37
30-Jun-96	15,070.0976	15,140.96
31-Dec-96	16,799.7099	16,909.09
30-Jun-97	20,212.6184	20,391.89
31-Dec-97	22,315.3951	22,548.44
30-Jun-98	26,215.0828	26,544.46
31-Dec-98	28,658.1719	28,997.04
30-Jun-99	32,123.9223	32,582.91
31-Dec-99	34,545.4531	35,096.05
30-Jun-00	34,358.1141	34,946.30
31-Dec-00	31,425.7011	31,901.68
30-Jun-01	29,299.6668	29,766.54
31-Dec-01	27,637.8652	28,113.01
30-Jun-02	23,974.0042	24,415.89
31-Dec-02	21,504.2612	21,902.19
30-Jun-03	23,995.4156	24,476.09
31-Dec-03	27,564.9672	28,180.94
30-Jun-04	28,454.8601	29,150.84
31-Dec-04	30,445.3091	31,245.36

■	PERFORMANCE REVIEW

“For the year ended December 31, 2004, the Stock Index Portfolio had a total return of 10.45% compared with the return of 10.87% for the S&P 500 Index (the Index) and 10.87% for the Lipper (VIP) S&P 500 Index Objective Funds Average. The Index fluctuated within a narrow trading range for almost the first half of the year. At that time confidence was weakened by concerns about whether the economic recovery was well rooted, and also about the U.S. election, geopolitical threats, the availability and price of oil, job growth, rising interest rates, and the threat of inflation.

By about midyear the economic recovery appeared to be well established, although slowing from the swift pace of the last half of 2003. The Federal Reserve (the Fed) began a very gradual tightening of interest-rate policy. Some investors may have feared that rising interest rates and commodity prices, particularly oil, would choke off the recovery. The Index declined in July and during part of August. Growth stocks (those that are expected to have above-average profit growth and whose prices often include a premium for future earnings) fell furthest. As the economy continued to grow, the Index rallied, accelerating into a steep climb as the U.S. presidential election removed one source of investors’ uncertainty. In addition, during the last months of the year China raised its interest rates, a good sign for future oil and commodity prices because it could slow the growth of demand; oil prices declined somewhat, insurance brokers and insurers addressed their legal issues with New York Attorney General Eliot Spitzer, and the Fed indicated that it would not raise interest rates precipitously. However, growth stocks generally did not make up the performance gap that opened during the summer.

Most of the market had strong full-year returns, but there were pockets of poor performance. At the broad level of 10 economic sectors, all were positive (although the healthcare sector only barely), and six were in double digits. Gains were concentrated in value stocks (those with low share prices in relation to earnings and book value). Even at the narrower level of 24 industry groups, only four declined: semiconductors & semiconductor equipment, automobiles & components, media, and pharmaceuticals & biotechnology. The latter group itself makes up almost 8% of the entire S&P 500 Index. It was affected by concerns about the drug companies’ development pipelines and by negative news about the potential side effects of several major drugs. Energy was the leading sector by a substantial margin, driven by the high price of oil and by large upward revisions in estimates of energy company profits. According to Thomson First Call, at the beginning of 2004 analysts expected profits in the sector to fall significantly because they had risen so much in 2003. Instead, by the end of 2004 analysts estimated that energy profits had risen approximately 48% over 2003 levels. Such earnings surprises often contribute to positive share price movements.”

[1]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

Fees and Expenses (Unaudited)

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2004 through December 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

Prudential Series Fund Portfolios		Beginning Portfolio Value July 1, 2004	Ending Portfolio Value December 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Conservative Balanced (Class I)	Actual	$1,000	$1,060	0.59%	$3.06
	Hypothetical	$1,000	$1,022	0.59%	$3.00

Diversified Bond (Class I)	Actual	$1,000	$1,054	0.45%	$2.32
	Hypothetical	$1,000	$1,023	0.45%	$2.29

Equity Portfolio (Class I)	Actual	$1,000	$1,069	0.49%	$2.55
	Hypothetical	$1,000	$1,023	0.49%	$2.49

Equity Portfolio (Class II)	Actual	$1,000	$1,068	0.89%	$4.63
	Hypothetical	$1,000	$1,021	0.89%	$4.52

Flexible Managed (Class I)	Actual	$1,000	$1,072	0.63%	$3.28
	Hypothetical	$1,000	$1,022	0.63%	$3.20

Global Portfolio (Class I)	Actual	$1,000	$1,089	0.83%	$4.36
	Hypothetical	$1,000	$1,021	0.83%	$4.22

Government Income (Class I)	Actual	$1,000	$1,032	0.47%	$2.40
	Hypothetical	$1,000	$1,023	0.47%	$2.39

High Yield Portfolio (Class I)	Actual	$1,000	$1,090	0.60%	$3.15
	Hypothetical	$1,000	$1,022	0.60%	$3.05

Jennison Portfolio (Class I)	Actual	$1,000	$1,062	0.64%	$3.32
	Hypothetical	$1,000	$1,022	0.64%	$3.25

Prudential Series Fund Portfolios		Beginning Portfolio Value July 1, 2004	Ending Portfolio Value December 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Jennison Portfolio (Class II)	Actual	$1,000	$1,060	1.04%	$5.39
	Hypothetical	$1,000	$1,020	1.04%	$5.28

Money Market (Class I)	Actual	$1,000	$1,006	0.45%	$2.27
	Hypothetical	$1,000	$1,023	0.45%	$2.29

Natural Resources (Class I)	Actual	$1,000	$1,184	0.51%	$2.80
	Hypothetical	$1,000	$1,023	0.51%	$2.59

Small Capitalization (Class I)	Actual	$1,000	$1,112	0.48%	$2.55
	Hypothetical	$1,000	$1,023	0.48%	$2.44

Stock Index (Class I)	Actual	$1,000	$1,070	0.39%	$2.03
	Hypothetical	$1,000	$1,023	0.39%	$1.98

Value Portfolio (Class I)	Actual	$1,000	$1,097	0.44%	$2.32
	Hypothetical	$1,000	$1,023	0.44%	$2.24

Value Portfolio (Class II)	Actual	$1,000	$1,094	0.84%	$4.42
	Hypothetical	$1,000	$1,021	0.84%	$4.27

Zero Coupon Bond (Class I)	Actual	$1,000	$1,007	0.62%	$3.13
	Hypothetical	$1,000	$1,022	0.62%	$3.15

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2004, and divided by the 366 days in the Fund’s fiscal year ended December 31, 2004 (to reflect the six-month period).

CONSERVATIVE BALANCED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, at value including securities on loan of $454,023,289 (cost $3,362,687,601)	$3,472,546,424
Cash	7,563
Dividends and interest receivable	10,658,882
Receivable for investments sold	719,334
Receivable for capital stock sold	122,642
Prepaid expenses	50,568

Total assets	3,484,105,413

LIABILITIES
Collateral for securities on loan	469,946,326
Payable for investments purchased	118,541,866
Management fee payable	1,340,969
Accrued expenses and other liabilities	347,116
Payable for capital stock repurchased	229,208
Due to broker—variation margin	136,872

Total liabilities	590,542,357

NET ASSETS	$2,893,563,056

Net assets were comprised of:
Common stock, at $0.01 par value	$1,916,883
Paid-in capital in excess of par	2,688,619,581

2,690,536,464
Undistributed net investment income	65,771,642
Accumulated net realized gain on investments	25,880,404
Net unrealized appreciation on investments	111,374,546

Net assets, December 31, 2004	$2,893,563,056

Net asset value and redemption price per share, $2,893,563,056 / 191,688,308 outstanding shares of common stock (authorized 525,000,000 shares)	$15.10

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Interest	$43,125,954
Dividends (net of $8,426 foreign withholding tax)	37,348,782
Income from securities lending, net	670,340

81,145,076

EXPENSES
Management fee	15,644,479
Custodian’s fees and expenses	519,000
Shareholders’ reports	310,000
Insurance expenses	62,000
Directors’ fees	47,000
Commitment fee on syndicated credit agreement	34,000
Audit fee	20,000
Legal fees and expenses	11,000
Transfer agent’s fees and expenses	2,000
Miscellaneous	11,666

Total expenses	16,661,145
Less: custodian fee credit	(11,115)

Net expenses	16,650,030

NET INVESTMENT INCOME	64,495,046

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investments	20,845,709
Futures transactions	13,818,853

34,664,562

Net change in unrealized appreciation (depreciation) on:
Investments	125,188,913
Futures	(5,160,666)

120,028,247

NET GAIN ON INVESTMENTS	154,692,809

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$219,187,855

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$64,495,046	$54,829,681
Net realized gain on investments	34,664,562	77,165,130
Net change in unrealized appreciation (depreciation) on investments	120,028,247	337,526,752

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	219,187,855	469,521,563

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(55,941,153)	(73,725,917)
Distributions from net realized capital gains	(16,740,774)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(72,681,927)	(73,725,917)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [2,640,900 and 3,313,419 shares, respectively]	37,781,509	43,720,032
Capital stock issued in reinvestment of dividends and distributions [5,151,093 and 6,123,415 shares, respectively]	72,681,927	73,725,917
Capital stock repurchased [17,999,367 and 21,565,238 shares, respectively]	(258,377,816)	(278,564,074)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(147,914,380)	(161,118,125)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,408,452)	234,677,521
NET ASSETS:
Beginning of year	2,894,971,508	2,660,293,987

End of year (a)	$2,893,563,056	$2,894,971,508

(a) Includes undistributed net investment income of:	$65,771,642	$55,941,153

SEE NOTES TO FINANCIAL STATEMENTS.

A1

DIVERSIFIED BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, at value including securities on loan of $89,419,407 (cost $1,375,302,499)	$1,404,413,003
Foreign currency, at value (cost $554,117)	560,258
Interest receivable	12,955,764
Receivable for investments sold	2,589,961
Unrealized appreciation on swaps	317,459
Due from broker—variation margin	305,668
Receivable for capital stock sold	99,066
Prepaid expenses	24,047
Interest receivable on swap agreement	8,413
Unrealized appreciation on forward foreign currency contracts	403,936

Total assets	1,421,677,575

LIABILITIES
Collateral for securities on loan	92,354,003
Payable for investments purchased	43,805,323
Unrealized depreciation on forward foreign currency contracts	928,412
Management fee payable	439,396
Payable for capital stock repurchased	227,226
Accrued expenses and other liabilities	209,920
Payable to custodian	35,343
Deferred directors’ fees	8,385

Total liabilities	138,008,008

NET ASSETS	$1,283,669,567

Net assets were comprised of:
Common stock, at $0.01 par value	$1,137,956
Paid-in capital in excess of par	1,240,048,191

1,241,186,147
Undistributed net investment income	4,711,091
Accumulated net realized gain on investments	7,721,573
Net unrealized appreciation on investments and foreign currencies	30,050,756

Net assets, December 31, 2004	$1,283,669,567

Net asset value and redemption price per share, $1,283,669,567 / 113,795,573 outstanding shares of common stock (authorized 275,000,000 shares)	$11.28

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Interest	$66,444,270
Dividends	1,761,507
Income from securities lending, net	285,992

68,491,769

EXPENSES
Management fees	5,461,750
Custodian’s fees and expenses	274,000
Shareholders’ reports	250,000
Directors’ fees	40,000
Insurance expenses	31,000
Audit fee	20,000
Commitment fee on syndicated credit agreement	16,000
Legal fees and expenses	14,000
Transfer agent’s fees and expenses	2,600
Miscellaneous	5,937

Total expenses	6,115,287
Less: custodian fee credit	(11,757)

Net expenses	6,103,530

NET INVESTMENT INCOME	62,388,239

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	24,105,804
Futures transactions	2,157,047
Foreign currency transactions	(2,756,103)
Swaps	130,039

23,636,787

Net change in unrealized appreciation (depreciation) on:
Investments	(14,396,847)
Futures	1,379,677
Foreign currencies	219,802
Swaps	317,459

(12,479,909)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	11,156,878

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$73,545,117

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$62,388,239	$56,823,816
Net realized gain on investments and foreign currencies	23,636,787	33,989,526
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(12,479,909)	12,539,296

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	73,545,117	103,352,638

DIVIDENDS:
Dividends from net investment income	(59,934,775)	(57,232,060)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [4,067,619 and 18,720,228 shares, respectively]	45,699,435	205,756,877
Capital stock issued in reinvestment of dividends and distributions [5,347,081 and 5,149,986 shares, respectively]	59,934,775	57,232,060
Capital stock repurchased [22,539,459 and 23,581,158 shares, respectively]	(253,550,802)	(261,397,152)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(147,916,592)	1,591,785

TOTAL INCREASE (DECREASE) IN NET ASSETS	(134,306,250)	47,712,363
NET ASSETS:
Beginning of year	1,417,975,817	1,370,263,454

End of year (a)	$1,283,669,567	$1,417,975,817

(a) Includes undistributed net investment income of:	$4,711,091	$180,286

SEE NOTES TO FINANCIAL STATEMENTS.

A2

EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, at value including securities on loan of $442,278,355 (cost $3,884,278,933)	$4,602,906,460
Foreign currency, at value (cost $51,079)	51,079
Receivable for investments sold	8,004,161
Dividends and interest receivable	3,616,505
Receivable for capital stock sold	228,206
Tax reclaim receivable	20,601
Prepaid expenses	71,054

Total assets	4,614,898,066

LIABILITIES
Collateral for securities on loan	458,644,678
Payable for investments purchased	16,551,415
Management fee payable	1,557,445
Accrued expenses and other liabilities	659,386
Payable for capital stock repurchased	620,242
Due to broker—variation margin	11,000
Distribution fee payable	236
Administration fee payable	141

Total liabilities	478,044,543

NET ASSETS	$4,136,853,523

Net assets were comprised of:
Common stock, at $0.01 par value	$1,854,143
Paid-in capital in excess of par	4,208,415,259

4,210,269,402
Undistributed net investment income	900,629
Accumulated net realized loss on investments	(792,940,053)
Net unrealized appreciation on investments and foreign currencies	718,623,545

Net assets, December 31, 2004	$4,136,853,523

Class I:
Net asset value and redemption price per share, $4,135,721,053 / 185,363,594 outstanding shares of common stock (authorized 525,000,000 shares)	$22.31

Class II:
Net asset value and redemption price per share, $1,132,470 / 50,698 outstanding shares of common stock (authorized 50,000,000 shares)	$22.34

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $969,281 foreign withholding tax)	$69,240,182
Interest	361,612
Income from securities loaned, net	607,716

70,209,510

EXPENSES
Management fee	17,841,307
Distribution fee—Class II	2,648
Administration fee—Class II	1,589
Shareholders’ reports	668,000
Custodian’s fees and expenses	419,000
Insurance expenses	84,000
Directors’ fees	57,000
Commitment fee on syndicated credit agreement	47,000
Legal fees and expenses	23,000
Audit fee	18,000
Transfer agent’s fees and expenses	5,300
Miscellaneous	15,916

Total operating expenses	19,182,760
Loan interest expense (Note 8)	162
Less: custodian fee credit	(2,340)

Net expenses	19,180,582

NET INVESTMENT INCOME	51,028,928

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investments	135,779,542
Futures transactions	1,578,779
Foreign currency transactions	8,597

137,366,918

Net change in unrealized appreciation (depreciation) on:
Investments	189,431,907
Futures	(522,400)
Foreign currencies	(4,255)

188,905,252

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	326,272,170

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$377,301,098

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$51,028,928	$33,670,503
Net realized gain (loss) on investments and foreign currencies	137,366,918	(183,886,765)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	188,905,252	1,131,897,112

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	377,301,098	981,680,850

DIVIDENDS:
Dividends from net investment income
Class I	(50,405,570)	(34,653,868)
Class II	(9,198)	(3,532)

TOTAL DIVIDENDS	(50,414,768)	(34,657,400)

CAPITAL STOCK TRANSACTIONS (Note 7):
Capital stock sold [4,902,308 and 5,749,045 shares, respectively]	102,414,548	101,063,434
Capital stock issued in reinvestment of dividends [2,300,828 and 1,744,973 shares, respectively]	50,414,768	34,657,400
Capital stock repurchased [17,031,464 and 20,110,903 shares, respectively]	(356,013,098)	(343,584,774)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(203,183,782)	(207,863,940)

TOTAL INCREASE IN NET ASSETS	123,702,548	739,159,510
NET ASSETS:
Beginning of year	4,013,150,975	3,273,991,465

End of year (a)	$4,136,853,523	$4,013,150,975

(a) Includes undistributed net investment income of:	$900,629	$277,872

SEE NOTES TO FINANCIAL STATEMENTS.

A3

FLEXIBLE MANAGED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, at value including securities on loan of $718,584,562 (cost $4,376,061,484)	$4,712,371,365
Cash	5,455
Dividends and interest receivable	11,568,410
Due from broker—variation margin	129,238
Receivable for capital stock sold	118,478
Prepaid expenses	65,911

Total assets	4,724,258,857

LIABILITIES
Collateral for securities on loan	746,870,215
Payable for investments purchased	91,031,444
Management fee payable	1,957,931
Payable for capital stock repurchased	512,194
Accrued expenses and other liabilities	406,571

Total liabilities	840,778,355

NET ASSETS	$3,883,480,502

Net assets were comprised of:
Common stock, at $0.01 par value	$2,341,952
Paid-in capital in excess of par	3,631,162,966

3,633,504,918
Undistributed net investment income	68,680,004
Accumulated net realized loss on investments	(158,671,520)
Net unrealized appreciation on investments	339,967,100

Net assets, December 31, 2004	$3,883,480,502

Net asset value and redemption price per share, $3,883,480,502 / 234,195,220 outstanding shares of common stock (authorized 600,000,000 shares)	$16.58

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $32,511 foreign withholding tax)	$55,441,610
Interest (net of $221 foreign withholding tax)	34,279,883
Income from securities loaned, net	1,099,284

90,820,777

EXPENSES
Management fee	22,218,623
Custodian’s fees and expenses	552,000
Shareholders’ reports	137,000
Insurance expenses	79,000
Directors’ fees	56,000
Commitment fee on syndicated credit agreement	37,000
Legal fees and expenses	22,000
Audit fee	20,000
Transfer agent’s fees and expenses	1,900
Miscellaneous	20,613

Total expenses	23,144,136
Less: custodian fee credit	(15,757)

Net expenses	23,128,379

NET INVESTMENT INCOME	67,692,398

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	247,215,346
Futures transactions	30,619,098

277,834,444

Net change in unrealized appreciation (depreciation) on:
Investments	45,961,426
Futures	(8,088,485)

37,872,941

NET GAIN ON INVESTMENTS	315,707,385

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$383,399,783

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$67,692,398	$52,024,319
Net realized gain on investments	277,834,444	39,518,773
Net change in unrealized appreciation (depreciation) on investments	37,872,941	629,700,770

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	383,399,783	721,243,862

DIVIDENDS:
Dividends from net investment income	(52,897,054)	(68,283,392)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [2,576,492 and 3,981,685 shares, respectively]	39,870,970	54,389,704
Capital stock issued in reinvestment of dividends and distributions [3,496,170 and 5,574,154 shares, respectively]	52,897,054	68,283,392
Capital stock repurchased [15,095,754 and 19,797,358 shares, respectively]	(233,366,733)	(263,069,457)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(140,598,709)	(140,396,361)

TOTAL INCREASE IN NET ASSETS	189,904,020	512,564,109
NET ASSETS:
Beginning of year	3,693,576,482	3,181,012,373

End of year (a)	$3,883,480,502	$3,693,576,482

(a) Includes undistributed net investment income of:	$68,680,004	$52,897,055

SEE NOTES TO FINANCIAL STATEMENTS.

A4

GLOBAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, at value including securities on loan of $65,091,647 (cost $650,015,713)	$752,013,703
Foreign currency, at value (cost $7,946,198)	8,205,569
Receivable for investments sold	520,997
Dividends receivable	447,999
Foreign tax reclaim receivable	140,924
Receivable for capital stock sold	122,042
Unrealized appreciation on forward foreign currency contracts	16,623
Prepaid expenses	11,647

Total assets	761,479,504

LIABILITIES
Collateral for securities on loan	68,128,773
Payable for investments purchased	1,094,358
Payable for capital stock repurchased	510,545
Management fee payable	431,894
Accrued expenses and other liabilities	227,220

Total liabilities	70,392,790

NET ASSETS	$691,086,714

Net assets were comprised of:
Common stock, at $0.01 par value	$420,534
Paid-in capital in excess of par	808,296,007

808,716,541
Undistributed net investment income	4,450,477
Accumulated net realized loss on investments	(224,376,354)
Net unrealized appreciation on investments and foreign currencies	102,296,050

Net assets, December 31, 2004	$691,086,714

Net asset value and redemption price per share, $691,086,714 / 42,053,373 outstanding shares of common stock (authorized 125,000,000 shares)	$16.43

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $802,622 foreign withholding tax)	$9,608,128
Interest	8,088
Income from securities loaned, net	317,468

9,933,684

EXPENSES
Management fee	4,916,113
Custodian’s fees and expenses	376,000
Shareholders’ reports	150,000
Directors’ fees	21,000
Audit fee	15,000
Insurance expenses	14,000
Legal fees and expenses	7,500
Commitment fee on syndicated credit agreement	6,600
Transfer agent’s fees and expenses	5,000
Miscellaneous	7,647

Total operating expenses	5,518,860
Loan interest expense (Note 8)	136
Less: custodian fee credit	(1,749)

Net expenses	5,517,247

NET INVESTMENT INCOME	4,416,437

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	49,440,460
Foreign currency transactions	(14,388)

49,426,072

Net change in unrealized appreciation (depreciation) on:
Investments	6,631,540
Foreign currencies	121,753

6,753,293

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	56,179,365

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$60,595,802

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,416,437	$4,453,078
Net realized gain on investments and foreign currencies	49,426,072	11,664,997
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	6,753,293	154,048,178

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	60,595,802	170,166,253

DIVIDENDS:
Dividends from net investment income	(6,503,370)	(2,077,796)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [4,388,836 and 17,778,589 shares, respectively]	67,022,905	225,317,636
Capital stock issued in reinvestment of dividends [428,700 and 184,202 shares, respectively]	6,503,370	2,077,796
Capital stock repurchased [6,721,998 and 19,392,533 shares, respectively]	(102,162,355)	(244,784,313)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(28,636,080)	(17,388,881)

TOTAL INCREASE IN NET ASSETS	25,456,352	150,699,576
NET ASSETS:
Beginning of year	665,630,362	514,930,786

End of year (a)	$691,086,714	$665,630,362

(a) Includes undistributed net investment income of:	$4,450,477	$6,551,798

SEE NOTES TO FINANCIAL STATEMENTS.

A5

GOVERNMENT INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, at value including securities on loan of $60,640,603 (cost $524,928,788)	$529,939,925
Interest receivable	3,492,016
Receivable for capital stock sold	16,480
Due from broker—variation margin	6,266
Prepaid assets	7,588

Total assets	533,462,275

LIABILITIES
Collateral for securities on loan	62,279,071
Payable for investments purchased	50,684,656
Management fee payable	142,611
Payable for capital stock repurchased	136,128
Accrued expenses and other liabilities	59,562
Deferred directors’ fees	3,623

Total liabilities	113,305,651

NET ASSETS	$420,156,624

Net assets were comprised of:
Common stock, at $0.01 par value	$360,655
Paid-in capital in excess of par	416,001,336

416,361,991
Undistributed net investment income	2,209,085
Accumulated net realized loss on investments	(3,562,299)
Net unrealized appreciation on investments	5,147,847

Net assets, December 31, 2004	$420,156,624

Net asset value and redemption price per share, $420,156,624 / 36,065,518 outstanding shares of common stock (authorized 100,000,000 shares)	$11.65

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Interest	$18,680,093
Dividends	783,377
Income from securities loaned, net	176,285

19,639,755

EXPENSES
Management fee	1,730,251
Custodian’s fees and expenses	149,000
Shareholders’ reports	73,000
Audit fee	20,000
Directors’ fees	17,000
Legal fees and expenses	10,000
Insurance expenses	10,000
Commitment fee on syndicated credit agreement	6,000
Transfer agent’s fees and expenses	1,200
Miscellaneous	4,723

Total expenses	2,021,174
Less: custodian fee credit	(7,775)

Net expenses	2,013,399

NET INVESTMENT INCOME	17,626,356

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	2,690,068
Options written	21,833
Futures transactions	(4,534,529)

(1,822,628)

Net change in unrealized appreciation (depreciation) on:
Investments	(3,806,041)
Futures	1,145,261

(2,660,780)

NET LOSS ON INVESTMENTS	(4,483,408)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,142,948

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$17,626,356	$18,651,561
Net realized gain (loss) on investments	(1,822,628)	7,593,248
Net change in unrealized appreciation (depreciation) on investments	(2,660,780)	(14,198,522)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	13,142,948	12,046,287

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(17,811,600)	(18,674,043)
Distributions from net realized capital gains	(5,359,384)	(17,308,742)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(23,170,984)	(35,982,785)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [1,721,076 and 5,718,477 shares, respectively]	20,315,715	70,040,168
Capital stock issued in reinvestment of dividends and distributions [1,976,013 and 2,987,413 shares, respectively]	23,170,984	35,982,785
Capital stock repurchased [6,350,224 and 8,715,550 shares, respectively]	(74,818,441)	(104,847,327)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(31,331,742)	1,175,626

TOTAL DECREASE IN NET ASSETS	(41,359,778)	(22,760,872)
NET ASSETS:
Beginning of year	461,516,402	484,277,274

End of year (a)	$420,156,624	$461,516,402

(a) Includes undistributed net investment income of:	$2,209,085	$1,641,908

SEE NOTES TO FINANCIAL STATEMENTS.

A6

STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, at value including securities on loan of $597,200,348 (cost $2,894,812,300)	$3,714,037,390
Cash	36
Dividends receivable	3,989,493
Receivable for investments sold	2,085,724
Receivable for capital stock sold	303,645
Prepaid expenses	52,552

Total assets	3,720,468,840

LIABILITIES
Collateral for securities on loan	621,001,370
Payable for investments purchased	2,577,408
Management fee payable	907,905
Payable for capital stock repurchased	868,820
Accrued expenses	383,140
Due to broker—variation margin	57,186

Total liabilities	625,795,829

NET ASSETS	$3,094,673,011

Net assets were comprised of:
Common stock, at $0.01 par value	$989,123
Paid-in capital in excess of par	2,193,675,955

2,194,665,078
Undistributed net investment income	1,589,801
Accumulated net realized gain on investments	78,621,754
Net unrealized appreciation on investments	819,796,378

Net assets, December 31, 2004	$3,094,673,011

Net asset value and redemption price per share, $3,094,673,011 / 98,912,253 outstanding shares of common stock (authorized 275,000,000 shares)	$31.29

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Dividends	$59,081,758
Interest	77,537
Income from securities loaned, net	563,553

59,722,848

EXPENSES
Management fee	10,304,686
Custodian’s fees and expenses	415,000
Shareholders’ reports	379,000
Insurance expenses	62,000
Directors’ fees	48,000
Commitment fee on syndicated credit agreement	32,000
Audit fee	16,000
Legal fees and expenses	15,000
Transfer agent’s fees and expenses	5,400
Miscellaneous	14,864

Total expenses	11,291,950
Less: custodian fee credit	(1,109)

Net expenses	11,290,841

NET INVESTMENT INCOME	48,432,007

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investments	72,490,484
Futures transactions	9,809,212

82,299,696

Net change in unrealized appreciation (depreciation) on:
Investments	168,179,418
Futures	(2,381,036)

165,798,382

NET GAIN ON INVESTMENTS	248,098,078

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$296,530,085

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$48,432,007	$36,066,618
Net realized gain on investments	82,299,696	52,416,302
Net change in unrealized appreciation (depreciation) on investments	165,798,382	557,511,864

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	296,530,085	645,994,784

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(47,984,184)	(36,873,448)
Distributions from net realized capital gains	(50,558,478)	(88,278,910)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(98,542,662)	(125,152,358)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [9,453,913 and 11,323,413 shares, respectively]	278,172,758	289,984,229
Capital stock issued in reinvestment of dividends and distributions [3,317,515 and 5,178,990 shares, respectively]	98,542,662	125,152,358
Capital stock repurchased [14,255,340 and 13,763,310 shares, respectively]	(420,932,471)	(347,327,411)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(44,217,051)	67,809,176

TOTAL INCREASE IN NET ASSETS	153,770,372	588,651,602
NET ASSETS:
Beginning of year	2,940,902,639	2,352,251,037

End of year (a)	$3,094,673,011	$2,940,902,639

(a) Includes undistributed net investment income of:	$1,589,801	$1,141,978

SEE NOTES TO FINANCIAL STATEMENTS.

A7

CONSERVATIVE BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS — 95.4%		Value (Note 2)
COMMON STOCKS — 59.4%	Shares
Aerospace — 1.1%
Boeing Co.	127,600	$6,605,852
General Dynamics Corp.	31,100	3,253,060
Honeywell International, Inc.	132,512	4,692,250
Lockheed Martin Corp.	67,200	3,732,960
Northrop Grumman Corp.(b)	57,162	3,107,326
Raytheon Co.	67,100	2,605,493
Rockwell Collins, Inc.(b)	29,100	1,147,704
United Technologies Corp.	78,500	8,112,975

		33,257,620

Airlines — 0.1%
Delta Airlines, Inc.(a)(b)	20,600	154,088
Southwest Airlines Co.	117,300	1,909,644

		2,063,732

Apparel — 0.3%
Cintas Corp.(b)	24,000	1,052,640
Coach, Inc.(a)	28,100	1,584,840
Jones Apparel Group, Inc.	19,100	698,487
Nike, Inc. (Class “B” Stock)	40,100	3,636,669
Reebok International Ltd.(b)	10,200	448,800

		7,421,436

Autos – Cars & Trucks — 0.5%
Cummins Engine, Inc.	7,200	603,288
Dana Corp.	25,000	433,250
Delphi Automotive Systems Corp.	86,252	777,993
Ford Motor Co.(b)	279,695	4,094,735
General Motors Corp.(b)	85,191	3,412,751
Genuine Parts Co.	26,100	1,149,966
Navistar International Corp.(a)(b)	9,700	426,606
PACCAR, Inc.	28,275	2,275,572
Visteon Corp.(b)	24,811	242,404

		13,416,565

Banks & Savings & Loans — 4.5%
AmSouth Bancorporation(b)	53,900	1,396,010
Bank of New York Co., Inc. (The)	115,500	3,860,010
BankAmerica Corp.	620,566	29,160,396
BB&T Corp.(b)	84,900	3,570,045
Comerica, Inc.(b)	26,100	1,592,622
Compass Bancshares, Inc.	9,700	472,099
First Horizon National Corp.	17,000	732,870
Golden West Financial Corp.	48,000	2,948,160
Huntington Bancshares, Inc.(b)	37,836	937,576
J.P. Morgan & Chase Co.	541,801	21,135,657
KeyCorp Ltd.	65,300	2,213,670
M&T Bank Corp.(b)	17,500	1,887,200
Mellon Financial Corp.	65,900	2,050,149
National City Corp.	98,900	3,713,695
North Fork Bancorporation, Inc.	71,100	2,051,235
Northern Trust Corp.(b)	32,600	1,583,708
PNC Financial Services Group, Inc. (The)	42,700	2,452,688
Providian Financial Corp.(a)(b)	43,100	709,857
Regions Financial Corp.	74,035	2,634,906
Sovereign Bancorp, Inc.	47,800	1,077,890
SunTrust Banks, Inc.(b)	53,800	3,974,744
U.S. Bancorp	289,285	9,060,406

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Banks & Savings & Loans (cont’d.)
Wachovia Corp.(b)	246,180	$12,949,068
Wells Fargo & Co.	257,200	15,984,980
Zions Bancorp	12,500	850,375

		129,000,016

Business Services — 0.2%
Fiserv, Inc.(a)	27,500	1,105,225
Omnicom Group, Inc.(b)	29,100	2,453,712
Robert-Half International, Inc.	26,600	782,838

		4,341,775

Chemicals — 0.8%
Air Products & Chemicals, Inc.	34,700	2,011,559
Dow Chemical Co.	142,731	7,066,612
Du Pont E.I. de Nemours & Co.(b)	152,320	7,471,296
Eastman Chemical Co.	11,400	658,122
Engelhard Corp.	18,100	555,127
Great Lakes Chemical Corp.	9,700	276,353
Hercules, Inc.(a)	17,500	259,875
Praxair, Inc.	48,100	2,123,615
Rohm & Haas Co.	33,511	1,482,191
Sigma-Aldrich Corp.(b)	12,100	731,566

		22,636,316

Commercial Services
Convergys Corp.(a)	22,000	329,780

Computers — 0.8%
Apple Computer, Inc.(a)	59,000	3,799,600
Dell, Inc.(a)	380,800	16,046,912
Gateway, Inc.(a)	48,800	293,288
NCR Corp.(a)	14,700	1,017,681
Sun Microsystems, Inc.(a)	493,000	2,652,340

		23,809,821

Computer Services — 4.3%
Adobe Systems, Inc.	37,200	2,333,928
Affiliated Computer Services, Inc.(a)(b)	19,900	1,197,781
Autodesk, Inc.(b)	36,600	1,388,970
Automatic Data Processing, Inc.	93,000	4,124,550
BMC Software, Inc.(a)	37,900	704,940
Cisco Systems, Inc.(a)	1,021,400	19,713,020
Citrix Systems, Inc.(a)	24,200	593,626
Computer Associates International, Inc.(b)	87,900	2,730,174
Computer Sciences Corp.(a)(b)	28,800	1,623,456
Compuware Corp.(a)	59,000	381,730
Comverse Technology, Inc.(a)(b)	28,800	704,160
Electronic Arts, Inc.(a)	43,200	2,664,576
Electronic Data Systems Corp.(b)	76,100	1,757,910
EMC Corp.(a)(b)	376,750	5,602,273
First Data Corp.	132,710	5,645,483
Intuit, Inc.(a)(b)	33,000	1,452,330
Mercury Interactive Corp.(a)(b)	13,000	592,150
Microsoft Corp.	1,655,800	44,226,418
Network Appliance, Inc.(a)(b)	54,500	1,810,490
Novell, Inc.(a)(b)	55,200	372,600
Oracle Corp.(a)	789,400	10,830,568
Parametric Technology Corp.(a)	49,200	289,788

SEE NOTES TO FINANCIAL STATEMENTS.

B1

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Computer Services (cont’d.)
Siebel Systems, Inc.(a)	66,800	$701,400
SunGard Data Systems, Inc.(a)	40,000	1,133,200
Symantec Corp.(a)	92,000	2,369,920
Symbol Technologies, Inc.	39,800	688,540
Unisys Corp.(a)	49,200	500,856
VERITAS Software Corp.(a)	63,048	1,800,020
Yahoo!, Inc.(a)	206,500	7,780,920

		125,715,777

Construction — 0.2%
Centex Corp.	18,400	1,096,272
Fluor Corp.(b)	11,300	615,963
KB Home(b)	7,200	751,680
Pulte Homes, Inc.(b)	18,200	1,161,160
Vulcan Materials Co.	16,400	895,604

		4,520,679

Containers — 0.1%
Ball Corp.	17,600	774,048
Bemis Co., Inc.	14,400	418,896
Pactiv Corp.(a)	26,200	662,598
Sealed Air Corp.(a)(b)	12,500	665,875

		2,521,417

Cosmetics & Soaps — 1.3%
Alberto-Culver Co. (Class “B” Stock)	11,850	575,555
Avon Products, Inc.	71,200	2,755,440
Colgate-Palmolive Co.	81,000	4,143,960
Gillette Co.(b)	152,800	6,842,384
International Flavors & Fragrances, Inc.	15,100	646,884
Procter & Gamble Co. (The)	388,900	21,420,612

		36,384,835

Diversified Consumer Products — 0.8%
Altria Group, Inc.	311,600	19,038,760
Eastman Kodak Co.(b)	42,200	1,360,950
Fortune Brands, Inc.	22,600	1,744,268

		22,143,978

Diversified Office Equipment — 0.2%
Avery Dennison Corp. (Class “A” Stock)	15,500	929,535
Lexmark International, Inc.(a)	19,433	1,651,805
Pitney Bowes, Inc.	33,400	1,545,752
Xerox Corp.(a)(b)	139,400	2,371,194

		6,498,286

Diversified Operations — 2.2%
Cendant Corp.	154,600	3,614,548
General Electric Co.	1,606,100	58,622,650

		62,237,198

Drugs & Medical Supplies — 6.5%
Abbott Laboratories	238,600	11,130,690
Allergan, Inc.(b)	19,700	1,597,079
AmerisourceBergen Corp.	15,700	921,276
Amgen, Inc.(a)	195,760	12,558,004
Bard (C.R.), Inc.	15,400	985,292
Bausch & Lomb, Inc.(b)	8,900	573,694

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Drugs & Medical Supplies (cont’d.)
Baxter International, Inc.	92,800	$3,205,312
Becton Dickinson & Co.	37,600	2,135,680
Biogen Idec, Inc.(a)	51,690	3,443,071
Biomet, Inc.(b)	40,100	1,739,939
Boston Scientific Corp.(a)	124,600	4,429,530
Bristol-Myers Squibb Co.(b)	296,300	7,591,206
Cardinal Health, Inc.(b)	67,050	3,898,958
Caremark Rx, Inc.(a)	70,800	2,791,644
Chiron Corp.(a)(b)	28,500	949,905
Eli Lilly & Co.	170,900	9,698,575
Express Scripts, Inc.(a)(b)	11,200	856,128
Fisher Scientific International, Inc.(a)(b)	16,800	1,047,984
Forest Laboratories, Inc.(a)(b)	56,200	2,521,132
Genzyme Corp.(a)(b)	34,200	1,985,994
Gilead Sciences, Inc.(a)	65,400	2,288,346
Guidant Corp.	47,700	3,439,170
Hospira, Inc.(a)	23,860	799,310
Johnson & Johnson	452,848	28,719,620
King Pharmaceuticals, Inc.(a)	33,666	417,458
Laboratory Corp. of America Holdings(a)	20,300	1,011,346
Medco Health Solutions, Inc.(a)	42,149	1,753,398
MedImmune, Inc.(a)	37,700	1,022,047
Medtronic, Inc.(b)	184,000	9,139,280
Merck & Co., Inc.	336,100	10,802,254
Mylan Laboratories, Inc.(b)	32,900	581,672
Pfizer, Inc.	1,155,645	31,075,294
Quest Diagnostics, Inc.(b)	15,000	1,433,250
Schering-Plough Corp.(b)	223,000	4,656,240
St. Jude Medical, Inc.(a)	54,600	2,289,378
Stryker Corp.(b)	61,400	2,962,550
Watson Pharmaceuticals, Inc.(a)	15,900	521,679
Wyeth	203,500	8,667,065
Zimmer Holdings, Inc.(a)(b)	39,200	3,140,704

		188,781,154

Education — 0.1%
Apollo Group, Inc. (Class "A" Stock)(a)(b)	29,400	2,372,874

Electronics — 2.2%
Advanced Micro Devices, Inc.(a)(b)	51,400	1,131,828
Altera Corp.(a)	58,000	1,200,600
Analog Devices, Inc.(b)	56,700	2,093,364
Applied Materials, Inc.(a)	259,500	4,437,450
Applied Micro Circuits Corp.(a)(b)	40,000	168,400
Broadcom Corp. (Class “A” Stock)(a)(b)	46,000	1,484,880
Emerson Electric Co.	63,800	4,472,380
Freescale Semiconductor, Inc. (Class “B” Stock)(a)	48,030	881,831
Intel Corp.	979,400	22,908,166
Jabil Circuit, Inc.(a)(b)	29,000	741,820
KLA-Tencor Corp.(a)(b)	29,300	1,364,794
L-3 Communications Holdings, Inc.	15,300	1,120,572
Linear Technology Corp.(b)	52,100	2,019,396
LSI Logic Corp.(a)	57,200	313,456

SEE NOTES TO FINANCIAL STATEMENTS.

B2

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Electronics (cont’d.)
Maxim Integrated Products, Inc.	52,300	$2,216,997
Micron Technology, Inc.(a)	89,800	1,109,030
Molex, Inc.(b)	30,800	924,000
National Semiconductor Corp.(b)	58,000	1,041,100
Novellus Systems, Inc.(a)(b)	22,000	613,580
NVIDIA Corp.(a)	24,000	565,440
PMC-Sierra, Inc.(a)	25,000	281,250
QLogic Corp.(a)(b)	13,800	506,874
Rockwell Automation, Inc.	29,100	1,441,905
Sanmina-SCI Corp.(a)	71,700	607,299
Solectron Corp.(a)(b)	141,600	754,728
Tektronix, Inc.	14,500	438,045
Teradyne, Inc.(a)(b)	27,300	466,011
Texas Instruments, Inc.(b)	263,400	6,484,908
Xilinx, Inc.(b)	52,300	1,550,695

		63,340,799

Financial Services — 5.1%
Ambac Financial Group, Inc.	15,900	1,305,867
American Express Co.(b)	194,300	10,952,691
Bear, Stearns & Co., Inc.(b)	16,016	1,638,597
Capital One Financial, Inc.(b)	35,700	3,006,297
Charles Schwab Corp. (The)	201,350	2,408,146
CIT Group, Inc.	31,500	1,443,330
Citigroup, Inc.	788,658	37,997,542
Countrywide Financial Corp.	85,400	3,160,654
E*TRADE Financial Corp.(a)	51,000	762,450
Equifax, Inc.	24,500	688,450
Fannie Mae(b)	146,800	10,453,628
Federated Investors, Inc. (Class “B” Stock)	14,400	437,760
Fifth Third Bancorp(b)	85,221	4,029,249
Franklin Resources, Inc.(b)	37,000	2,577,050
Freddie Mac	106,400	7,841,680
Goldman Sachs Group, Inc. (The)	73,100	7,605,324
H&R Block, Inc.(b)	27,400	1,342,600
Janus Capital Group, Inc.(b)	38,400	645,504
Lehman Brothers Holdings, Inc.	41,300	3,612,924
Marshall & Ilsley Corp.	34,600	1,529,320
MBNA Corp.	193,625	5,458,289
Merrill Lynch & Co., Inc.	146,200	8,738,374
Moody’s Corp.(b)	22,500	1,954,125
Morgan Stanley	167,280	9,287,385
Paychex, Inc.	58,300	1,986,864
Principal Financial Group, Inc.	51,000	2,087,940
SLM Corp.(b)	70,300	3,753,317
State Street Corp.(b)	50,400	2,475,648
Synovus Financial Corp.	48,250	1,378,985
T. Rowe Price Group, Inc.	19,400	1,206,680
Washington Mutual, Inc.	135,817	5,742,343

		147,509,013

Food & Beverage — 2.2%
Adolph Coors Co. (Class “B” Stock)	6,600	499,422
Anheuser-Busch Companies, Inc.	123,100	6,244,863
Archer Daniels Midland Co.	101,026	2,253,890
Brown-Forman Corp. (Class “B” Stock)	17,800	866,504
Campbell Soup Co.(b)	64,200	1,918,938

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Food & Beverage (cont’d.)
Coca-Cola Co.	370,300	$15,415,589
Coca-Cola Enterprises, Inc.(b)	72,100	1,503,285
ConAgra Foods, Inc.(b)	79,400	2,338,330
General Mills, Inc.(b)	56,900	2,828,499
H.J. Heinz & Co.	53,600	2,089,864
Hershey Foods Corp.	38,400	2,132,736
Kellogg Co.	63,200	2,822,512
McCormick & Co., Inc.(b)	18,000	694,800
Pepsi Bottling Group, Inc.(b)	40,000	1,081,600
PepsiCo, Inc.	257,030	13,416,966
Sara Lee Corp.	121,400	2,930,596
Sysco Corp.(b)	96,700	3,691,039
Wrigley (William) Jr., Co.	33,100	2,290,189

		65,019,622

Forest Products — 0.2%
Georgia-Pacific Corp.	39,295	1,472,777
Louisiana-Pacific Corp.	14,500	387,730
MeadWestvaco Corp.	32,814	1,112,066
Plum Creek Timber Co., Inc.	27,500	1,057,100
Temple-Inland, Inc.	10,500	718,200
Weyerhaeuser Co.	35,400	2,379,588

		7,127,461

Gas Pipelines — 0.2%
Dynegy, Inc. (Class “A” Stock)(a)	54,100	249,942
Kinder Morgan, Inc.	19,100	1,396,783
People’s Energy Corp.	6,400	281,280
Sempra Energy(b)	34,719	1,273,493
Williams Companies, Inc. (The)	76,700	1,249,443

		4,450,941

Hospitals/Hospital Management — 0.8%
HCA, Inc.	69,100	2,761,236
Health Management Associates, Inc. (Class “A” Stock)(b)	38,100	865,632
Humana, Inc.(a)	22,500	668,025
IMS Health, Inc.	38,600	895,906
Manor Care, Inc.	15,000	531,450
McKesson Corp.	44,530	1,400,914
Tenet Healthcare Corp.(a)	71,000	779,580
UnitedHealth Group, Inc.(b)	101,200	8,908,636
WellPoint, Inc.(a)	44,800	5,152,000

		21,963,379

Household Products & Personal Care — 0.3%
Clorox Co.(b)	26,100	1,538,073
Kimberly-Clark Corp.	76,200	5,014,722
Leggett & Platt, Inc.(b)	30,400	864,272

		7,417,067

Housing Related — 0.4%
Lowe’s Companies, Inc.	121,700	7,008,703
Masco Corp.(b)	69,800	2,549,794
Maytag Corp.	13,600	286,960
Newell Rubbermaid, Inc.	38,314	926,816
Stanley Works (The)(b)	13,200	646,668
Whirlpool Corp.	9,100	629,811

		12,048,752

SEE NOTES TO FINANCIAL STATEMENTS.

B3

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Instrument – Controls — 0.2%
Agilent Technologies, Inc.(a)	72,593	$1,749,491
Applera Corp.-Applied Biosystems Group	33,000	690,030
Johnson Controls, Inc.	29,000	1,839,760
PerkinElmer, Inc.	18,500	416,065
Thermo Electron Corp.(a)	27,800	839,282
Waters Corp. (Bermuda)(a)	18,000	842,220

		6,376,848

Insurance — 2.5%
ACE Ltd. (Bermuda)	43,300	1,851,075
Aetna, Inc.	23,100	2,881,725
AFLAC, Inc.	78,300	3,119,472
Allstate Corp.	106,300	5,497,836
American International Group, Inc.	395,888	25,997,965
Aon Corp.(b)	42,600	1,016,436
Chubb Corp. (The)(b)	28,600	2,199,340
CIGNA Corp.	23,000	1,876,110
Cincinnati Financial Corp.(b)	28,350	1,254,771
Hartford Financial Services Group, Inc. (The)	43,900	3,042,709
Jefferson-Pilot Corp.	21,000	1,091,160
Lincoln National Corp.	27,200	1,269,696
Loews Corp.	28,100	1,975,430
Marsh & McLennan Companies., Inc.	80,500	2,648,450
MBIA, Inc.(b)	23,250	1,471,260
MetLife, Inc.	116,700	4,727,517
MGIC Investment Corp.	14,500	999,195
Progressive Corp.	31,300	2,655,492
SAFECO Corp.(b)	20,300	1,060,472
St. Paul Companies, Inc.	98,035	3,634,158
Torchmark Corp.	17,200	982,808
UnumProvident Corp.(b)	43,110	773,393
XL Capital Ltd. (Class "A" Stock) (Cayman Islands)(b)	20,500	1,591,825

		73,618,295

Internet Services — 0.4%
eBay, Inc.(a)(b)	99,600	11,581,488
Monster Worldwide, Inc.(a)	18,000	605,520

		12,187,008

Leisure — 0.8%
Brunswick Corp.	16,900	836,550
Carnival Corp.	94,400	5,440,272
Harrah’s Entertainment, Inc.	17,700	1,183,953
Hilton Hotels Corp.	57,500	1,307,550
International Game Technology Corp.(b)	50,000	1,719,000
Marriott International, Inc. (Class "A" Stock)	36,200	2,279,876
Starwood Hotels & Resorts Worldwide, Inc.(b)	27,700	1,617,680
Walt Disney Co. (The)	311,600	8,662,480

		23,047,361

Machinery — 0.5%
American Power Conversion Corp.	29,000	620,600
Caterpillar, Inc.	53,100	5,177,781
Deere & Co.	36,900	2,745,360
Dover Corp.	31,300	1,312,722

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Machinery (cont’d.)
Eaton Corp.(b)	23,000	$1,664,280
Ingersoll-Rand Co. (Class “A” Stock)(Bermuda)	26,600	2,135,980
Parker Hannifin Corp.(b)	17,210	1,303,485
Snap-On, Inc.	8,900	305,804

		15,266,012

Manufacturing — 0.6%
American Standard Co., Inc.(a)	31,800	1,313,976
Cooper Industries, Ltd. (Class “A” Stock)	14,900	1,011,561
Illinois Tool Works, Inc.(b)	47,200	4,374,496
Power-One, Inc.(a)	5,000	44,600
Tyco International Ltd. (Bermuda)	303,661	10,852,844

		17,597,477

Media — 2.0%
Clear Channel Communications, Inc.	92,100	3,084,429
Comcast Corp. (Class “A” Stock)(a)(b)	339,960	11,313,869
Dow Jones & Co., Inc.(b)	13,100	564,086
Gannett Co., Inc.(b)	40,700	3,325,190
Interpublic Group of Companies, Inc. (The)(a)(b)	57,200	766,480
Knight-Ridder, Inc.	11,500	769,810
McGraw Hill Companies, Inc. (The)	28,800	2,636,352
Meredith Corp.	7,000	379,400
New York Times Co. (The) (Class “A” Stock)	22,100	901,680
News Corp. (Class “A” Stock)	363,700	6,786,642
R.R. Donnelley & Sons Co.	32,600	1,150,454
Time Warner, Inc.(a)(b)	699,300	13,594,392
Tribune Co.(b)	49,150	2,071,181
Univision Communications, Inc.(a)	47,000	1,375,690
Viacom, Inc. (Class “B” Stock)	261,669	9,522,135

		58,241,790

Metals – Ferrous — 0.1%
Allegheny Technologies, Inc.(b)	14,200	307,714
Nucor Corp.(b)	25,400	1,329,436
United States Steel Corp.	17,800	912,250

		2,549,400

Metals – Non Ferrous — 0.1%
Alcoa, Inc.	133,840	4,205,253

Mineral Resources — 0.1%
Phelps Dodge Corp.	14,893	1,473,216

Miscellaneous Basic Industry — 0.5%
AES Corp.(a)	96,200	1,315,054
Danaher Corp.	47,600	2,732,716
Ecolab, Inc.(b)	40,800	1,433,304
ITT Industries, Inc.	13,600	1,148,520
Millipore Corp.(a)	8,200	408,442
Monsanto Co.	38,597	2,144,063
Pall Corp.	19,000	550,050
PPG Industries, Inc.	26,100	1,778,976
Textron, Inc.	21,100	1,557,180
W.W. Grainger, Inc.	13,100	872,722

		13,941,027

SEE NOTES TO FINANCIAL STATEMENTS.

B4

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Miscellaneous – Consumer Growth/Staple — 0.4%
3M Co.	119,400	$9,799,158
Black & Decker Corp.(b)	12,500	1,104,125

		10,903,283

Motorcycles — 0.1%
Harley-Davidson, Inc.(b)	44,400	2,697,300

Oil & Gas — 3.2%
Amerada Hess Corp.	15,100	1,243,938
Anadarko Petroleum Corp.(b)	38,727	2,509,897
Ashland, Inc.	10,600	618,828
BJ Services Co.	25,000	1,163,500
ChevronTexaco Corp.(b)	326,072	17,122,041
ConocoPhillips	103,825	9,015,125
EOG Resources, Inc.(b)	17,500	1,248,800
Exxon Mobil Corp.	986,740	50,580,292
Kerr-McGee Corp.	22,925	1,324,836
KeySpan Corp.	24,700	974,415
Nabors Industries, Ltd. (Barbados)(a)	22,400	1,148,896
NICOR, Inc.	7,100	262,274
Sunoco, Inc.	12,900	1,054,059
Unocal Corp.(b)	40,100	1,733,924
Valero Energy Corp.	40,800	1,852,320

		91,853,145

Oil & Gas Exploration & Production — 0.5%
Burlington Resources, Inc.(b)	62,600	2,723,100
Devon Energy Corp.	71,600	2,786,672
Marathon Oil Corp.	52,700	1,982,047
Occidental Petroleum Corp.	59,900	3,495,764
Transocean, Inc.(a)	48,397	2,051,549
XTO Energy, Inc.	20,000	707,600

		13,746,732

Oil & Gas Services — 0.5%
Apache Corp.	48,914	2,473,581
Baker Hughes, Inc.(b)	51,950	2,216,707
El Paso Corp.(b)	93,236	969,654
Halliburton Co.(b)	65,500	2,570,220
Noble Corp.(a)(b)	20,400	1,014,696
Rowan Companies, Inc.(a)(b)	15,400	398,860
Schlumberger Ltd.	91,000	6,092,450

		15,736,168

Paper — 0.1%
International Paper Co.	72,073	3,027,066

Precious Metals — 0.1%
Freeport-McMoRan Copper & Gold, Inc. (Class “B” Stock)	26,000	993,980
Newmont Mining Corp.(b)	66,700	2,962,147

		3,956,127

Railroads — 0.3%
Burlington Northern Santa Fe Corp.	58,500	2,767,635
CSX Corp.	34,800	1,394,784
Norfolk Southern Corp.	57,000	2,062,830
Union Pacific Corp.	37,800	2,542,050

		8,767,299

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Real Estate Investment Trust — 0.3%
Apartment Investment & Management Co. (Class “A” Stock)(b)	13,300	$512,582
Archstone-Smith Trust	15,000	574,500
Equity Office Properties Trust	62,300	1,814,176
Equity Residential Properties Trust	41,600	1,505,088
ProLogis	27,600	1,195,908
Simon Property Group, Inc.	34,500	2,231,115

		7,833,369

Restaurants — 0.5%
Darden Restaurants, Inc.	30,150	836,361
McDonald's Corp.	191,700	6,145,902
Starbucks Corp.(a)	60,500	3,772,780
Wendy's International, Inc.	18,400	722,384
Yum! Brands, Inc.	43,300	2,042,894

		13,520,321

Retail — 3.6%
Albertson’s, Inc.(b)	55,166	1,317,364
AutoNation, Inc.(a)	35,000	672,350
AutoZone, Inc.(a)(b)	14,400	1,314,864
Bed Bath & Beyond, Inc.(a)	45,700	1,820,231
Best Buy Co., Inc.(b)	47,750	2,837,305
Big Lots, Inc.(a)	20,100	243,813
Circuit City Stores, Inc.	33,100	517,684
Costco Wholesale Corp.(b)	68,100	3,296,721
CVS Corp.	59,500	2,681,665
Dillard's, Inc.(b)	12,600	338,562
Dollar General Corp.	49,456	1,027,201
Family Dollar Stores, Inc.	23,000	718,290
Federated Department Stores, Inc.	30,000	1,733,700
Gap, Inc. (The)(b)	133,400	2,817,408
Home Depot, Inc.	340,250	14,542,285
J.C. Penney Corp., Inc.	47,900	1,983,060
Kohl’s Corp.(a)(b)	51,300	2,522,421
Kroger Co. (The),(a)	116,746	2,047,725
Limited Brands, Inc.	68,506	1,577,008
Liz Claiborne, Inc.	16,800	709,128
May Department Stores Co.(b)	44,100	1,296,540
Nordstrom, Inc.	21,800	1,018,714
Office Depot, Inc.(a)	53,200	923,552
OfficeMax, Inc.	12,200	382,836
RadioShack Corp.	27,300	897,624
Sears, Roebuck & Co.(b)	32,300	1,648,269
Sherwin-Williams Co.	20,800	928,304
Staples, Inc.(b)	74,900	2,524,879
SUPERVALU, Inc.(b)	18,400	635,168
Target Corp.	137,400	7,135,182
Tiffany & Co.	20,000	639,400
TJX Companies, Inc. (The)(b)	77,200	1,940,036
Toys ‘R’ Us, Inc.(a)	34,900	714,403
Wal-Mart Stores, Inc.	649,000	34,280,180
Walgreen Co.(b)	153,300	5,882,121

		105,565,993

Rubber
B.F. Goodrich Co.(b)	16,200	528,768
Cooper Tire & Rubber Co.(b)	11,200	241,360
Goodyear Tire & Rubber Co. (The)(a)(b)	24,500	359,170

		1,129,298

SEE NOTES TO FINANCIAL STATEMENTS.

B5

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Supermarkets
Safeway, Inc.(a)(b)	69,000	$1,362,060

Technology — 1.2%
Hewlett-Packard Co.(b)	465,148	9,754,154
International Business Machines Corp.	257,200	25,354,776

		35,108,930

Telecommunications — 2.8%
ADC Telecommunications, Inc.(a)	103,400	277,112
ALLTEL Corp.	47,400	2,785,224
Andrew Corp.(a)	27,700	377,551
AT&T Corp.(b)	123,304	2,350,174
Avaya, Inc.(a)	68,970	1,186,284
BellSouth Corp.(b)	279,100	7,756,189
CenturyTel, Inc.(b)	22,400	794,528
CIENA Corp.(a)	64,000	213,760
Citizens Communications Co.	40,000	551,600
Corning, Inc.(a)(b)	219,300	2,581,161
JDS Uniphase Corp.(a)(b)	215,000	681,550
Lucent Technologies, Inc.(a)	639,855	2,405,855
Motorola, Inc.	359,825	6,188,990
Nextel Communications, Inc. (Class “A” Stock)(a)(b)	170,400	5,112,000
QUALCOMM, Inc.	247,700	10,502,480
Qwest Communications International, Inc.(a)	257,357	1,142,665
SBC Communications, Inc.(b)	501,808	12,931,592
Scientific-Atlanta, Inc.	24,100	795,541
Sprint Corp.(b)	221,000	5,491,850
Tellabs, Inc.(a)(b)	66,600	572,094
Verizon Communications, Inc.	421,076	17,057,789

		81,755,989

Textiles
VF Corp.(b)	15,600	863,928

Tobacco — 0.1%
Reynolds American, Inc.(b)	22,500	1,768,500
UST, Inc.(b)	26,100	1,255,671

		3,024,171

Toys — 0.1%
Hasbro, Inc.(b)	30,700	594,966
Mattel, Inc.(b)	64,951	1,265,895

		1,860,861

Travel Services
Sabre Holdings Corp.(b)	23,526	521,336

Trucking/Shipping — 0.7%
FedEx Corp.	45,700	4,500,993
Ryder System, Inc.	9,500	453,815
United Parcel Service, Inc.(b)	171,800	14,682,028

		19,636,836

Utilities – Electric & Gas — 1.6%
Allegheny Energy, Inc.(a)(b)	15,000	295,650
Ameren Corp.	29,600	1,484,144
American Electric Power Co., Inc.(b)	59,160	2,031,554
Calpine Corp.(a)(b)	67,200	264,768
CenterPoint Energy, Inc.	46,200	522,060

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Utilities – Electric & Gas (cont’d.)
Cinergy Corp.	27,300	$1,136,499
CMS Energy Corp.(a)	25,000	261,250
Consolidated Edison, Inc.	36,300	1,588,125
Constellation Energy Group	25,900	1,132,089
Dominion Resources, Inc.	50,216	3,401,632
DTE Energy Co.(b)	27,600	1,190,388
Duke Energy Co.(b)	142,000	3,596,860
Edison International(b)	48,300	1,547,049
Entergy Corp.(b)	35,400	2,392,686
Exelon Corp.	100,574	4,432,296
FirstEnergy Corp.	50,101	1,979,491
FPL Group, Inc.	27,700	2,070,575
NiSource, Inc.	38,200	870,196
PG&E Corp.(a)	64,900	2,159,872
Pinnacle West Capital Corp.	14,000	621,740
PPL Corp.	29,200	1,555,776
Progress Energy, Inc.(b)	37,583	1,700,255
Public Service Enterprise Group, Inc.	35,600	1,843,012
Southern Co.(b)	111,500	3,737,480
TECO Energy, Inc.(b)	32,600	500,084
TXU Corp.(b)	41,500	2,679,240
Xcel Energy, Inc.(b)	61,910	1,126,762

		46,121,533

Waste Management — 0.1%
Allied Waste Industries, Inc.(a)	45,700	424,096
Waste Management, Inc.	87,942	2,632,983

		3,057,079

TOTAL COMMON STOCKS (cost $1,625,758,874)		1,716,882,804

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)
LONG-TERM BONDS — 36.0%
Aerospace — 0.3%
Boeing Capital Corp.
6.10%	03/01/11	A3	$1,125	1,227,106
Goodrich Corp.
7.625%	12/15/12	Baa3	1,340	1,588,924
Lockheed Martin Corp.
8.50%	12/01/29	Baa2	770	1,053,572
Northrop Grumman Corp.
7.125%	02/15/11(b)	Baa2	2,125	2,438,678
Raytheon Co.
4.50%	11/15/07	Baa3	194	198,487
5.50%	11/15/12	Baa3	775	818,246
6.55%	03/15/10(b)	Baa3	1,150	1,265,441
8.30%	03/01/10	Baa3	700	829,495

				9,419,949

Airlines — 0.2%
Continental Airlines, Inc.,
Series 1998-1, Class A
6.65%	09/15/17	Baa3	829	805,118
Series 2000-1, Class A-1
8.048%	11/01/20	Baa3	198	200,446

SEE NOTES TO FINANCIAL STATEMENTS.

B6

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Airlines (cont’d.)
Continental Airlines, Inc.
Series 2004-RJ
9.558%	09/01/19(b)	Ba2	$1,192	$1,201,179
Southwest Airlines Co.
5.25%	10/01/14(b)	Baa1	800	802,939
6.50%	03/01/12	Baa1	1,290	1,417,723

				4,427,405

Asset Backed Securities — 1.0%
American Express Credit Account Master Trust I, (cost $1,510,000; purchased 8/6/04)
Series 2004-4, Class C
2.873%	03/15/12(h)(j)(k)	Baa2	1,510	1,514,660
Series 2004-C, Class C
2.902%	02/15/12(h)	Baa2	1,940	1,942,842
Bank One Issuance Trust
Series 2003-C1, Class C1
4.54%	09/15/10	Baa2	2,445	2,481,155
Citibank Credit Card Issuance Trust I,
Series 2003-C3, Class C3
4.45%	04/07/10	Baa2	1,700	1,720,012
Equity One ABS, Inc.
Series 2004-3, Class M1
5.70%	07/25/34	Aa2	1,660	1,686,339
Household Mortgage Loan Trust
Series 2003-HC2, Class M
3.01%	06/20/33(h)	Aa2	1,475	1,476,704
Series 2004-HC1, Class M
2.91%	02/20/34(h)	Aa2	1,097	1,097,012
Hyundai Auto Receivables Trust
Series 2003-A, Class A4
3.02%	10/15/10	Aaa	2,700	2,669,591
MBNA Master Credit Card Trust,
Series 1999-J, Class A
7.00%	02/15/12	Aaa	2,370	2,669,575
Series 2000-E, Class A
7.80%	10/15/12	Aaa	3,810	4,487,515
Prestige Auto Receivables Trust,
Series 2004-1, Class A2
(cost $2,199,692; purchased 6/23/04)
3.69%	06/15/11(j)(k)	Aaa	2,200	2,203,630
Residential Asset Mortgage Products, Inc.
Series 2004-RS12, Class MII1
3.027%	12/25/34	Aa1	1,755	1,755,000
WFS Financial Owner Trust
Series 2004-4, Class D
3.58%	05/17/12	Baa2	1,810	1,805,075

				27,509,110

Automobiles — 0.6%
Auburn Hills Trust, Inc.
12.375%	05/01/20	A3	1,410	2,211,537
DaimlerChrysler North America Holding Corp.
6.50%	11/15/13	A3	590	639,923
Equus Cayman Finance Ltd. (Cayman Islands)
5.50%	09/12/08(j)	Baa3	410	425,065
Ford Motor Co.
7.45%	07/16/31(b)	A3	995	1,000,709
Ford Motor Credit Co.
5.70%	01/15/10	A3	850	857,737

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Automobiles (cont’d.)
Ford Motor Credit Co.
7.00%	10/01/13(b)	A3	$1,180	$1,250,956
7.375%	02/01/11	A3	3,225	3,475,747
General Motors Acceptance Corp.
6.125%	01/22/08	Baa1	1,500	1,543,992
6.75%	12/01/14	Baa1	1,965	1,967,686
6.875%	09/15/11	Baa1	2,365	2,423,636
General Motors Corp.
7.20%	01/15/11(b)	Baa2	800	820,514
Hyundai Motor Manufacturing LLC
5.30%	12/19/08(j)	Baa3	650	669,657

				17,287,159

Banks & Savings & Loans — 1.1%
Bank of America Corp.
5.375%	06/15/14	Aa2	2,740	2,859,395
Bank One Corp.
7.875%	08/01/10	A1	2,500	2,916,072
Capital One Bank,
6.50%	06/13/13(g)	Baa3	10	10,927
6.875%	02/01/06	Baa2	2,040	2,116,255
Citigroup, Inc.,
5.00%	09/15/14(j)	Aa2	513	515,475
5.625%	08/27/12	Aa2	1,900	2,023,386
6.00%	10/31/33	Aa2	985	1,019,368
6.625%	06/15/32(b)	Aa2	1,290	1,444,811
Export-Import Bank of Korea (The) (South Korea)
4.125%	02/10/09(j)	A3	1,120	1,116,956
HBOS PLC, (United Kingdom)
6.00%	11/01/33(j)	Aa3	215	223,931
J.P. Morgan & Chase Co.
4.50%	11/15/10	Aa3	1,005	1,018,884
5.25%	05/30/07	Aa3	660	686,132
6.50%	01/15/09	A1	1,100	1,197,294
Korea Development Bank (South Korea)
4.75%	07/20/09(b)	A3	1,530	1,558,925
Mellon Bank NA
4.75%	12/15/14	A1	775	768,382
Mizuho Finance Group (Cayman Islands)
5.79%	04/15/14(j)	A2	1,060	1,113,423
Roper Industries Bank Loan (cost $1,650,000; purchased 12/2/04)
3.72%	12/13/09(k)	Ba2	1,650	1,655,156
Santander Central Hispano Issuances Ltd. (Cayman Islands)
7.625%	09/14/10	A1	1,005	1,171,224
Wachovia Corp.
5.25%	08/01/14	A1	220	225,479
7.80%	08/18/10	Aa3	2,400	2,818,709
Washington Mutual, Inc.,
5.125%	01/15/15	A3	635	630,686
Wells Fargo Bank
5.125%	09/15/16	Aa2	1,485	1,491,868
6.45%	02/01/11	Aa1	2,300	2,557,747

				31,140,485

Brokerage — 0.4%
Goldman Sachs Group, Inc. (The),
5.00%	10/01/14	Aa3	1,165	1,163,355
6.345%	02/15/34	A1	1,250	1,301,630

SEE NOTES TO FINANCIAL STATEMENTS.

B7

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Brokerage (cont’d.)
Lehman Brothers Holdings, Inc.
4.80%	03/13/14	A1	$220	$217,000
6.625%	01/18/12	A1	1,800	2,012,738
Merrill Lynch & Co., Inc.
5.00%	01/15/15	Aa3	1,700	1,693,338
5.45%	07/15/14	Aa3	685	708,648
Morgan Stanley,
4.00%	01/15/10(b)	Aa3	1,660	1,641,143
4.75%	04/01/14	A1	1,510	1,471,356

				10,209,208

Building Materials — 0.1%
American Standard, Inc.
7.625%	02/15/10	Baa3	1,000	1,143,278
CRH America, Inc.
6.40%	10/15/33	Baa1	640	699,076
Hanson PLC, (United Kingdom)
7.875%	09/27/10	Baa1	1,000	1,161,687

				3,004,041

Cable & Pay Television Systems — 0.2%
Cox Communications, Inc.
4.625%	01/15/10(j)	Baa3	1,535	1,531,460
5.45%	12/15/14(j)	Baa3	830	829,969
Tele-Communications, Inc.
9.875%	06/15/22	Baa3	1,440	2,044,196

				4,405,625

Chemicals — 0.3%
Dow Chemical Co.,
5.75%	11/15/09	A3	495	529,495
5.97%	01/15/09	A3	430	461,035
6.00%	10/01/12	A3	876	957,070
6.125%	02/01/11	A3	890	974,830
Eastman Chemical Co.,
3.25%	06/15/08	Baa2	920	897,867
7.00%	04/15/12(b)	Baa2	575	655,335
ICI Wilmington, Inc.
5.625%	12/01/13	Baa3	1,905	1,972,993
Lubrizol Corp.
4.625%	10/01/09	Baa3	1,090	1,088,318
5.50%	10/01/14	Baa3	790	794,655

				8,331,598

Collateralized Mortgage Obligations — 0.4%
Countrywide Alternative Loan Trust Series 2004-18CB, Class 3A1
5.25%	09/25/19	Aaa	3,652	3,657,134
Master Alternative Loans Trust, Series 2004-4, Class 4A1
5.00%	04/25/19	Aaa	2,736	2,772,434
Structured Adjustable Rate Mortgage Loan,
Ser. 2004-1, Class 4A3
4.17%	02/25/34(h)	Aaa	3,476	3,488,973
Washington Mutual, Inc.,
Series 2002-AR15, Class A5
4.38%	12/25/32(h)	Aaa	1,391	1,398,587
Series 2002-AR4, Class A7
5.502%	04/26/32(h)	Aaa	813	812,290

				12,129,418

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Commercial Mortgage Backed Securities — 3.0%
Banc of America Commercial Mortgage, Inc.
Series 2004-2, Class A4
4.153%	11/10/38	Aaa	$3,680	$3,623,985
Series 2003-2, Class A3
4.873%	03/11/41	AAA(d)	3,350	3,424,197
Chase Commercial Mortgage Securities Corp., Series 1997-1, Class A2
7.37%	06/19/29	AAA(d)	4,872	5,145,545
Commercial Mortgage Pass-Through Certificate,
Series 2004-LB2, Class X2
1.117%	03/10/39(j)	Aaa	18,895	805,720
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C3, Class A4
4.835%	07/15/36	Aaa	5,500	5,586,501
Series 2004-C4, Class A4
4.283%	10/15/39	Aaa	1,500	1,486,355
DLJ Commercial Mortgage Corp. Series 2000-CF1, Class A1B
7.62%	06/10/33	AAA(d)	3,200	3,668,450
GE Commercial Mortgage Corp.,
Series 2004-C1, Class A3
0.704%	03/10/40(h)	Aaa	33,935	997,510
Series 2004-C2, Class X2
4.596%	11/10/38	Aaa	1,800	1,780,960
Greenwich Capital Commercial Funding Corp.,
Series 2003-C2, Class A2
4.022%	01/05/36	Aaa	6,600	6,590,058
Series 2003-C1, Class A4
4.111%	07/05/35	Aaa	10,000	9,649,596
Series 2003-C2, Class A3
4.533%	01/05/36	Aaa	3,570	3,595,235
J.P. Morgan Commercial Mortgage Finance Corp.,
Series 2000-C10, Class A2
7.371%	08/15/32	Aaa	6,500	7,374,938
Keycorp.
Series 2000-C1, Class A2
7.727%	05/17/32	Aaa	11,180	12,805,225
Merrill Lynch Mortgage Trust Series 2004-2, Class A3
4.615%	08/12/39	Aaa	1,900	1,899,766
PNC Mortgage Acceptance Corp.,
Series 1999-CM1, Class A1B
7.33%	12/10/32	AAA(d)	3,860	4,362,887
UBS Commercial Mortgage Trust,
Series 2004-C6, Class A5
4.826%	08/15/29(h)	AAA(d)	5,000	5,066,385
Series 2003-C8, Class A3
4.83%	11/15/27	Aaa	2,720	2,773,636
Series 2004-C8, Class A6
4.799%	12/15/29(h)	Aaa	3,600	3,598,545
Wachovia Bank Commercial Mortgage Trust,
Series 2002-C2, Class A4
4.98%	11/15/34	Aaa	1,700	1,739,210

				85,974,704

Consumer Products — 0.1%
Clorox Co. (The)
5.00%	01/15/15(j)	A3	1,930	1,963,262

SEE NOTES TO FINANCIAL STATEMENTS.

B8

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Consumer Services — 0.2%
Cendant Corp.,
6.25%	01/15/08	Baa1	$1,010	$1,077,890
6.875%	08/15/06	Baa1	1,715	1,804,292
7.375%	01/15/13	Baa1	1,375	1,590,645

				4,472,827

Diversified Manufacturing — 0.2%
Cooper Cameron Corp.
2.65%	04/15/07	Baa1	425	413,875
Honeywell International, Inc.
6.125%	11/01/11	A2	1,420	1,564,025
Hutchison Whampoa International Ltd. (Cayman Islands)
5.45%	11/24/10(j)	A3	1,090	1,128,890
Tyco International Group SA (Luxembourg)
6.00%	11/15/13	Baa3	1,640	1,786,716
United Technologies Corp.
6.35%	03/01/11(f)	A2	990	1,102,917
8.875%	11/15/19	A2	640	870,379

				6,866,802

Entertainment — 0.2%
AOL Time Warner, Inc.
7.70%	05/01/32	Baa1	1,420	1,736,828
Time Warner, Inc.
7.25%	10/15/17	Baa1	1,040	1,210,885
Viacom, Inc.
7.875%	07/30/30	A3	475	610,073
Walt Disney Co. (The),
5.375%	06/01/07	Baa1	300	311,852
6.75%	03/30/06	Baa1	1,365	1,422,214

				5,291,852

Environmental
Waste Management, Inc.
7.75%	05/15/32	Baa3	680	842,117

Financial Services — 0.5%
CIT Group, Inc.
5.50%	11/30/07	A2	1,285	1,345,165
Credit Suisse First Boston USA, Inc.
4.875%	01/15/15	Aa3	1,820	1,797,447
General Electric Capital Corp.,
4.75%	09/15/14	Aaa	515	513,339
5.875%	02/15/12	Aaa	510	551,829
6.125%	02/22/11	Aaa	2,865	3,138,292
6.75%	03/15/32	Aaa	2,700	3,160,215
Household Finance Corp.,
4.75%	05/15/09	A1	640	656,273
6.375%	11/27/12(f)	A1	225	248,599
7.00%	05/15/12	A1	1,770	2,021,299
HSBC Finance Corp.
6.75%	05/15/11	A1	570	639,666
International Lease Finance Corp.
3.50%	04/01/09	A1	750	730,292

				14,802,416

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Food & Beverage — 0.7%
Archer Daniels Midland Co.
8.125%	06/01/12	A2	$395	$487,032
Bunge Ltd. Finance Corp.
5.875%	05/15/13	Baa3	1,195	1,268,588
Cadbury Schweppes American Finance, Inc.
3.875%	10/01/08(j)	Baa2	1,050	1,046,321
Cargill, Inc.,
3.625%	03/04/09(j)	A2	2,430	2,394,376
ConAgra Foods, Inc.
7.875%	09/15/10	Baa1	865	1,016,154
General Mills, Inc.
5.125%	02/15/07	Baa2	500	513,359
Kellogg Co.
6.60%	04/01/11	Baa1	2,435	2,727,746
Kraft Foods, Inc.,
4.625%	11/01/06	A3	3,405	3,475,204
5.25%	06/01/07	A3	400	414,351
5.625%	11/01/11	A3	3,150	3,335,667
Miller Brewing Co.,
5.50%	08/15/13(j)	Baa1	1,010	1,055,699
Tate & Lyle International Finance PLC (United Kingdom)
5.00%	11/15/14(j)	Baa2	2,560	2,534,917
Tyson Foods, Inc.,
6.625%	10/17/05	Baa3	485	496,363
7.25%	10/01/06	Baa3	525	556,612
8.25%	10/01/11	Baa3	110	130,620

				21,453,009

Gaming
Harrah’s Operating Co., Inc.,
5.50%	07/01/10	Baa3	970	1,004,071
7.125%	06/01/07	Baa3	365	390,998

				1,395,069

Gas Distribution — 0.1%
Atmos Energy Corp.
4.00%	10/15/09	Baa3	1,605	1,586,570

Healthcare — 0.2%
HCA, Inc.
7.875%	02/01/11(b)	Ba2	1,185	1,305,279
Hospira, Inc.
5.90%	06/15/14	Baa3	950	998,362
WellPoint, Inc.
3.50%	09/01/07	Baa1	1,970	1,959,076
5.00%	12/15/14(j)	Baa1	1,085	1,081,584
5.95%	12/15/34(j)	Baa1	990	999,639

				6,343,940

Home Construction — 0.1%
D.R. Horton, Inc.
5.625%	09/15/14(b)	Ba1	1,550	1,546,125
Ryland Group, Inc.
5.375%	06/01/08	Baa3	575	598,000

				2,144,125

SEE NOTES TO FINANCIAL STATEMENTS.

B9

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Independent Energy — 0.5%
Chesapeake Energy Corp.
8.125%	04/01/11	Ba3	$1	$1,081
Devon Energy Corp.
2.75%	08/01/06	Baa2	2,810	2,777,073
Devon Financing Corp.
6.875%	09/30/11	Baa2	60	67,953
EnCana Corp. (Canada)
6.50%	08/15/34	Baa2	1,085	1,191,115
Kerr-McGee Corp.,
5.875%	09/15/06	Baa3	1,305	1,353,930
6.875%	09/15/11	Baa3	560	630,602
6.95%	07/01/24	Baa3	500	552,918
Occidental Petroleum Corp.
6.75%	01/15/12(b)	Baa1	1,655	1,878,708
7.65%	02/15/06	Baa1	1,615	1,690,666
Ocean Energy, Inc.
7.25%	10/01/11	Baa3	240	273,534
Parker & Parsley Petroleum Co.
8.875%	04/15/05	Baa3	1,375	1,396,142
Pioneer Natural Resource
5.875%	07/15/16	Baa3	760	793,981
Union Oil Co. of California
7.35%	06/15/09	Baa2	820	925,897
Woodside Petroleum Ltd. (Australia)
5.00%	11/15/13(j)	Baa1	1,800	1,820,605

				15,354,205

Insurance — 0.2%
Aon Corp.
8.65%	05/15/05	Baa2	965	983,606
Axa (France)
8.60%	12/15/30	A3	230	302,066
Everest Reinsurance Holdings (Bermuda)
5.40%	10/15/14	A3	780	782,134
Hartford Financial Services Group, Inc. (The)
4.75%	03/01/14	A3	660	643,103
Marsh & McLennan Companies., Inc.
5.375%	07/15/14	Baa2	290	283,349
MetLife, Inc.
6.125%	12/01/11	A2	435	472,748
6.375%	06/15/34	A2	935	1,004,382
Phoenix Life Insurance Co.
7.15%	12/15/34(j)	Baa2	550	548,616
W.R. Berkley Corp.
6.15%	08/15/19	Baa2	575	577,946
XL Capital Ltd. (Cayman Islands)
5.25%	09/15/14	A2	110	110,236

				5,708,186

Integrated Energy — 0.2%
Conoco, Inc.
6.95%	04/15/29	A3	755	891,545
ConocoPhillips
8.75%	05/25/10	A3	1,900	2,318,709
Marathon Oil Corp.
6.125%	03/15/12	Baa1	990	1,078,737
Suncor Energy, Inc. (Canada)
5.95%	12/01/34(b)	A3	580	608,048

				4,897,039

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Lodging — 0.3%
Carnival Corp. (Panama)
3.75%	11/15/07	A3	$2,845	$2,848,351
Carnival PLC (United Kingdom)
7.30%	06/01/07	A3	345	372,113
Hilton Hotels Corp.
7.625%	12/01/12	Baa3	880	1,029,093
Host Marriott LP
7.00%	08/15/12(j)	Ba3	1,500	1,586,250
La Quinta Inns, Inc.,
7.40%	09/15/05	Ba3	2,200	2,238,500

				8,074,307

Machinery
Caterpillar, Inc.
7.25%	09/15/09	A2	1,000	1,131,299

Media — 0.3%
British Sky Broadcasting Group PLC (United Kingdom)
7.30%	10/15/06	Baa2	785	833,909
Clear Channel Communications, Inc.,
4.40%	05/15/11	Baa3	1,200	1,165,121
7.65%	09/15/10	Baa3	600	682,692
8.00%	11/01/08	Baa3	745	836,475
News America Holdings, Inc.
5.30%	12/15/14(b)(j)	Baa3	1,800	1,821,238
7.625%	11/30/28	Baa3	1,360	1,614,976
8.50%	02/15/05	Baa3	1,800	1,809,383

				8,763,794

Metals — 0.1%
Alcan, Inc. (Canada)
5.20%	01/15/14	Baa1	500	513,029
6.125%	12/15/33	Baa1	1,170	1,238,313

				1,751,342

Municipals — 0.2%
Illinois St. Taxable Pension, G.O.
5.10%	06/01/33	Aa3	5,300	5,117,097

Oil Field Services — 0.2%
BJ Services Co.
7.00%	02/01/06	Baa2	4,000	4,131,956
Halliburton Co.
5.50%	10/15/10	Baa2	200	210,656
Precision Drilling Corp. (Canada)
5.625%	06/01/14	BBB+(d)	500	520,643
Transocean, Inc. (Cayman Islands)
7.50%	04/15/31	Baa2	185	227,709

				5,090,964

Paper — 0.1%
Georgia-Pacific Corp.
8.875%	05/15/31	Ba3	750	937,500
International Paper Co.
5.25%	04/01/16(b)	Baa2	625	623,897
MeadWestvaco Corp.
2.75%	12/01/05	Baa2	1,310	1,305,810
6.80%	11/15/32	Baa2	150	163,970
Weyerhaeuser Co.,
5.50%	03/15/05	Baa2	255	256,174
7.375%	03/15/32	Baa2	445	527,702

				3,815,053

SEE NOTES TO FINANCIAL STATEMENTS.

B10

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Pharmaceuticals — 0.1%
Bristol-Myers Squibb Co.
5.75%	10/01/11	A1	$760	$813,943
GlaxoSmithKline Capital, Inc.
4.375%	04/15/14	Aa2	330	321,507
Merck & Co., Inc.
5.95%	12/01/28	Aa2	205	212,177
Pharmacia Corp.
6.60%	12/01/28	Aaa	1,150	1,322,086
6.75%	12/15/27	Aaa	785	913,121
Wyeth
6.45%	02/01/24(f)	Baa1	615	654,109

				4,236,943

Pipelines — 0.1%
Enterprise Products Operating LP
4.00%	10/15/07(j)	Baa3	1,000	997,559
6.375%	02/01/13	Baa3	930	996,798
Magellan Midstream Partners LP
5.65%	10/15/16	Ba1	770	778,510

				2,772,867

Railroads — 0.1%
Norfolk Southern Corp.
7.80%	05/15/27	Baa1	645	807,889
Union Pacific Corp.,
6.625%	02/01/08	Baa2	1,755	1,906,709

				2,714,598

Real Estate Investment Trust — 0.4%
ERP Operating LP
6.63%	04/13/15	Baa1	5,000	5,050,845
Simon Debartolo Group, Inc.
6.75%	06/15/05	Baa2	5,000	5,079,455

				10,130,300

Refining
Valero Energy Corp.
6.875%	04/15/12	Baa3	410	465,040
7.50%	04/15/32	Baa3	800	964,945

				1,429,985

Restaurants
Tricon Global Restaurants, Inc.
8.875%	04/15/11	Baa3	475	586,872

Retail — 0.1%
CVS Corp.
4.875%	09/15/14	A3	820	820,256
May Department Stores Co.
8.50%	06/01/19	Baa2	550	676,673
Target Corp.,
7.50%	08/15/10	A2	855	999,602

				2,496,531

Sovereign — 0.4%
Pemex Project Funding Master Trust (Mexico)
7.875%	02/01/09	Baa1	2,275	2,555,963
8.50%	02/15/08	Baa1	1,100	1,240,250
9.50%	09/15/27	Baa1	3,025	3,811,500

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Sovereign (cont’d.)
Republic of Italy (Italy)
5.375%	06/15/33	AA-(d)	$1,080	$1,080,119
6.00%	02/22/11	AA-(d)	430	470,771
Republic of South Africa (South Africa)
6.50%	06/02/14	Baa2	620	678,900
United Mexican States (Mexico)
7.50%	01/14/12	Baa2	2,100	2,381,400

				12,218,903

Supermarkets — 0.2%
Albertson’s, Inc.
8.00%	05/01/31	Baa2	910	1,136,428
Kroger Co. (The),
6.75%	04/15/12	Baa2	1,560	1,761,338
6.80%	04/01/11	Baa2	575	648,006
Safeway, Inc.
2.50%	11/01/05	Baa2	1,800	1,789,825
4.95%	08/16/10(b)	Baa2	1,600	1,628,734

				6,964,331

Technology — 0.4%
Computer Associates International, Inc.
4.75%	12/01/09	Ba1	1,450	1,460,609
(cost $805,600; purchased 5/29/03)
6.375%	04/15/05(j)(k)	Ba1	760	766,968
Computer Sciences Corp.
6.75%	06/15/06	A3	395	413,585
Equifax, Inc.
4.95%	11/01/07	Baa1	475	491,292
First Data Corp.
4.85%	10/01/14	A1	2,380	2,389,413
Hewlett-Packard Co.
7.15%	06/15/05	A3	320	326,091
International Business Machines Corp.
5.875%	11/29/32(b)	A1	1,475	1,559,879
Jabil Circuit, Inc.
5.875%	07/15/10(b)	Baa3	1,000	1,052,622
Motorola, Inc.
4.608%	11/16/07	Baa3	1,220	1,244,080
7.625%	11/15/10	Baa3	975	1,130,964
SunGard Data Systems, Inc.
3.75%	01/15/09	Baa2	900	874,102
4.875%	01/15/14	Baa2	455	442,216

				12,151,821

Telecommunications — 1.6%
AT&T Wireless Services, Inc.,
7.35%	03/01/06	Baa2	2,245	2,348,582
8.125%	05/01/12	Baa2	800	967,075
8.75%	03/01/31	Baa2	705	950,561
BellSouth Corp.
4.20%	09/15/09	A2	1,365	1,368,565
5.20%	09/15/14	A2	1,630	1,661,332
6.55%	06/15/34(b)	A2	1,040	1,133,231
British Telecommunications PLC, (United Kingdom)
1.00%	12/15/30(f)	Baa1	1,720	2,303,116
7.00%	05/23/07	Baa1	1,400	1,500,100

SEE NOTES TO FINANCIAL STATEMENTS.

B11

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Telecommunications (cont’d.)
CenturyTel, Inc.
7.875%	08/15/12	Baa2	$165	$194,174
Citizens Communications Co., (cost $1,540,700; purchased 3/23/04)
7.60%	06/01/06(k)	Ba3	1,420	1,501,650
Deutsche Telekom International Finance BV, (Netherlands)
8.75%	06/15/30(f)	Baa1	460	607,411
9.25%	06/01/32(f)	Baa1	910	1,295,008
Pacific Bell
7.25%	11/01/27	A2	500	542,548
Royal KPN N.V. (Netherlands)
8.00%	10/01/10	Baa1	2,330	2,750,190
SBC Communications, Inc.
4.125%	09/15/09	A2	1,335	1,332,564
5.10%	09/15/14	A2	835	842,760
6.15%	09/15/34	A2	665	684,871
6.45%	06/15/34	A2	460	492,829
Sprint Capital Corp.
6.875%	11/15/28(b)	Baa3	2,950	3,229,622
8.75%	03/15/32	Baa3	220	293,108
Telecom de Puerto Rico, Inc. (Puerto Rico)
6.65%	05/15/06	Baa1	4,500	4,666,828
6.80%	05/15/09	Baa1	2,220	2,363,319
Telecom Italia Finance (Luxembourg)
5.25%	11/15/13	Baa2	1,010	1,020,843
4.95%	09/30/14(j)	Baa2	2,520	2,468,942
6.00%	09/30/34(j)	Baa2	2,690	2,629,892
Telefonica Europe BV (Netherlands)
7.75%	09/15/10	A3	1,490	1,747,308
Telus Corp. (Canada)
8.00%	06/01/11	Baa3	1,600	1,896,128
Verizon Global Funding Corp.
7.75%	12/01/30	A2	565	702,479
Verizon, Inc.
7.375%	04/01/32(b)	Baa2	1,125	1,290,439
Vodafone Group PLC (United Kingdom)
5.375%	01/30/15	A2	200	207,843
7.75%	02/15/10	A2	1,100	1,276,503

				46,269,821

Tobacco
Altria Group, Inc.
7.65%	07/01/08(b)	Baa2	765	841,449
Philip Morris Cos., Inc.
7.00%	07/15/05	Baa2	485	492,512

				1,333,961

Transportation Services — 0.1%
Erac USA Finance Co.
6.70%	06/01/34(j)	Baa1	1,160	1,259,839
Fedex Corp.
2.65%	04/01/07	Baa2	2,100	2,056,797

				3,316,636

Utilities — 1.1%
Arizona Public Service Co.
7.625%	08/01/05	Baa1	5,000	5,129,970
Boston Edison Co.
4.875%	04/15/14	A1	730	739,631

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Utilities (cont’d.)
CenterPoint Energy Houston Electric LLC
5.70%	03/15/13	Baa2	$1,070	$1,134,005
6.95%	03/15/33	Baa2	800	937,611
Consolidated Edison Co. of New York
5.70%	02/01/34	A1	550	564,710
Consumers Energy Co.
5.375%	04/15/13	Baa3	435	449,875
Dominion Resources, Inc.
5.125%	12/15/09	Baa1	1,255	1,298,554
Duke Capital LLC
4.331%	11/16/06	Baa3	920	931,542
6.25%	02/15/13	Baa3	305	329,638
8.00%	10/01/19	Baa3	280	341,695
Energy East Corp.
6.75%	09/15/33	Baa2	805	902,160
FirstEnergy Corp.
7.375%	11/15/31	Baa3	960	1,096,305
Florida Power & Light Co.
5.95%	10/01/33	Aa3	790	846,462
Indiana Michigan Power Co.
5.05%	11/15/14	Baa2	575	574,654
National Rural Utilities Cooperative Finance Corp.
7.25%	03/01/12	A2	900	1,038,785
NiSource Finance Corp.
7.625%	11/15/05	Baa3	750	777,321
Oncor Electric Delivery Co.
6.375%	01/15/15	Baa1	465	512,350
7.00%	09/01/22	Baa2	545	621,579
7.25%	01/15/33	Baa1	340	403,916
Pacific Gas & Electric Co.
6.05%	03/01/34	Baa2	2,500	2,596,540
PacifiCorp.
5.45%	09/15/13	A3	385	402,951
Pepco Holdings, Inc.
5.50%	08/15/07	Baa2	735	764,339
PPL Electric Utilities Corp.
6.25%	08/15/09	Baa1	1,900	2,065,207
Progress Energy, Inc.
6.75%	03/01/06	Baa2	1,825	1,893,722
Southern California Edison Co.
4.65%	04/01/15	A3	610	598,419
5.75%	04/01/35	A3	310	317,901
8.00%	02/15/07	A3	1,810	1,971,056
TXU Corp.(b)(j)
6.50%	11/15/24	Ba1	1,815	1,818,029
Westar Energy, Inc.
6.00%	07/01/14	Ba1	720	774,037
Xcel Energy, Inc.
3.40%	07/01/08	Baa1	785	769,626
7.00%	12/01/10	Baa1	250	281,807

				32,884,397

Foreign Local Government Bonds — 0.1%
Hydro-Quebec (Canada)
7.50%	04/01/16	A1	665	820,345
8.00%	02/01/13	A1	1,900	2,344,847
Quebec Province of Canada (Canada)
4.875%	05/05/14	A1	1,000	1,016,288

				4,181,480

SEE NOTES TO FINANCIAL STATEMENTS.

B12

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
U.S. Government & Agency Obligations — 6.0%
Federal Farm Credit Bank
3.00%	12/17/07(b)	$16,450	$16,284,529
Federal Home Loan Bank
3.75%	08/18/09	3,935	3,926,674
3.875%	01/15/10	7,100	7,079,793
4.50%	05/13/11	5,455	5,548,897
Federal Home Loan Mortgage Corp.,
2.75%	10/15/06(b)	14,055	13,943,811
2.875%	05/15/07(b)	2,145	2,123,117
7.00%	03/15/10	560	639,544
Federal National Mortgage Association,
3.25%	08/15/08	5,885	5,807,436
4.25%	05/15/09(b)	7,560	7,692,209
5.25%	08/01/12	8,475	8,793,914
5.50%	07/18/12	8,200	8,298,843
7.125%	06/15/10	18,665	21,453,962
United States Treasury Bonds,
5.375%	02/15/31(b)	5,871	6,348,477
6.00%	02/15/26(b)	4,630	5,303,702
9.00%	11/15/18(b)	7,072	10,243,629
9.125%	05/15/18(b)	4,202	6,111,612
9.25%	02/15/16	170	242,668
United States Treasury Notes,
1.625%	09/30/05(b)	500	496,309
1.875%	12/31/05	1,000	991,328
2.50%	10/31/06(b)	11,435	11,328,243
3.125%	05/15/07(b)	11,970	11,963,919
United States Treasury Strips, I/O
Zero	05/15/18	7,325	3,855,264
Zero	05/15/19(b)	23,515	11,648,132
Zero	05/15/25(b)	7,750	2,740,431

			172,866,443

Mortgage Backed Securities — 13.3%
Federal Home Loan Mortgage Corp.,
4.50%	11/01/18-06/01/19	8,141	8,124,156
5.00%	06/01/18-05/01/34	18,566	18,782,957
5.50%	12/01/33-07/01/34	19,118	19,436,693
6.00%	12/01/33	2,563	2,653,102
6.001%	TBA	10,000	10,328,120
6.50%	05/01/14-04/01/15	1,572	1,665,941
7.00%	05/01/31-09/01/33	14,332	15,190,470
Federal National Mortgage Association,
4.00%	06/01/19	3,827	3,734,994
4.50%	01/01/19-10/01/33	18,466	18,257,444
5.00%	10/01/18-04/01/34	42,027	41,933,385
5.001%	TBA	28,000	27,950,625

Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Mortgage Backed Securities (cont’d.)
Federal National Mortgage Association,
5.054%	07/01/33(h)	2,948	3,022,222
5.50%	03/01/16-04/01/34	70,498	71,678,577
5.501%	TBA	27,500	28,193,437
6.00%	04/01/13-03/01/34	18,707	19,426,500
6.001%	TBA	43,000	44,581,875
6.50%	07/01/17-09/01/34	11,170	11,736,569
6.501%	TBA	5,500	5,766,409
7.00%	08/01/11-07/01/32	3,526	3,744,801
7.50%	05/01/12-05/01/32	2,933	3,126,286
Government National Mortgage Association,
5.50%	08/15/33-03/15/34	$3,240	$3,311,863
6.00%	04/15/33-06/20/34	6,216	6,443,523
6.50%	10/15/23-08/15/32	14,234	15,024,213
7.00%	09/15/31	525	558,417
8.00%	01/15/24-04/15/25	485	529,028

			385,201,607

TOTAL LONG-TERM BONDS (cost $1,023,726,580)			1,042,461,473

TOTAL LONG-TERM INVESTMENTS (cost $2,649,485,454)			2,759,344,277

SHORT-TERM INVESTMENTS — 24.6%
Corporate Bonds — 1.8%
EL Sevier Finance(i)
2.38%	02/01/05	20,000	19,959,011
2.40%	02/04/05	22,500	22,449,000
2.48%	01/24/05	10,000	9,984,156

TOTAL CORPORATE BONDS (cost $ 52,392,167; Note 4)			52,392,167

U.S. Government & Agency Obligations — 0.2%
United States Treasury Bills
2.17%	03/17/05(c)(g)	6,500	6,470,682

Mutual Fund — 22.6%
Dryden Core Investment Fund — Taxable Money Market Series(i)		654,339,298	654,339,298

TOTAL SHORT-TERM INVESTMENTS (cost $713,202,147)			713,202,147

TOTAL INVESTMENTS — 120.0% (cost $3,362,687,601; Note 6)			3,472,546,424
VARIATION MARGIN ON OPEN FUTURES CONTRACTS, NET(l)			(136,872)
LIABILITIES IN EXCESS OF OTHER ASSETS — (20.0)%			(578,846,496)

TOTAL NET ASSETS — 100%			$2,893,563,056

The following abbreviations are used in portfolio descriptions:

G.O.	General Obligation
I/O	Interest Only
LP	Limited Partnership
M.T.N.	Medium Term Note
NR	Not Rated
TBA	Securities purchased on a forward commitment basis

SEE NOTES TO FINANCIAL STATEMENTS.

B13

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

(a)	Non-Income producing security.

(b)	Portion of securities on loan with an aggregate market value of $454,023,289; cash collateral of $469,946,326 was received with which the portfolio purchased securities.

(c)	Security segregated as collateral for futures contracts.

(d)	Standard & Poor’s rating.

(e)	Indicates a fair valued security.

(f)	Increase/decrease in rate variable upon increase/decrease in Moody’s or Standard & Poor’s rating.

(g)	Rate quoted represents yield-to-Maturity as of purchase date.

(h)	Indicates variable rate security.

(i)	Represents security, or a portion thereof, purchased with cash collateral for securities on loan.

(j)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers, unless otherwise noted 144A securities are deemed to be liquid.

(k)	Indicates a security that has been deemed illiquid. The aggregate cost of illiquid security of $7,705,992. The aggregate value, $8,335,705 represents 0.3% of the net assets.

(l)	Open futures contracts as of December 31, 2004 were as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2004	Unrealized Appreciation/ (Depreciation)
Long Positions:
87	Eurodollar Futures	Sep. 05	$20,998,790	$21,012,675	$13,885
120	S&P 500 Index	Mar. 05	36,115,550	36,411,000	295,450
134	S&P 500 Index	Mar. 05	39,570,200	40,658,950	1,088,750
160	U.S. Treasury 5Yr Notes	Mar. 05	17,419,371	17,525,000	105,629

					1,503,714

Short Positions:
148	U.S. Treasury 10Yr Notes	Mar. 05	16,524,135	16,566,750	(42,615)
58	U.S. Treasury Bonds	Mar. 05	6,536,278	6,525,000	11,278
147	U.S. Treasury 2Yr Notes	Mar. 05	30,853,627	30,810,281	43,346

					12,009

					$1,515,723

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 was as follows:

Mutual Fund	22.6%
Mortgage Backed Securities	13.3
Drugs & Medical Supplies	6.5
U.S. Government & Agency Obligations	6.2
Financial Services	5.6
Banks & Savings & Loans	5.6
Computer Services	4.3
Retail	3.7
Oil & Gas	3.2
Commercial Mortgage Backed Securities	3.0
Food & Beverage	2.9
Telecommunications	2.8
Insurance	2.7
Media	2.3
Diversified Operations	2.2
Electronics	2.2
Corporate Bonds	1.8
Technology	1.6
Utilities — Electric & Gas	1.6
Aerospace	1.4
Telecommunications — Wirelines	1.4

Cosmetics & Soaps	1.3%
Chemicals	1.1
Utilities	1.1
Asset Backed Securities	1.0
Computers	0.8
Diversified Consumer Products	0.8
Hospitals/Hospital Management	0.8
Leisure	0.8
Real Estate Investment Trust	0.7
Trucking/Shipping	0.7
Automobiles	0.6
Manufacturing	0.6
Autos — Cars & Trucks	0.5
Independent Energy	0.5
Machinery	0.5
Miscellaneous Basic Industry	0.5
Oil & Gas Exploration & Production	0.5
Oil & Gas Services	0.5
Restaurants	0.5
Brokerage	0.4
Collateralized Mortgage Obligations	0.4
Housing Related	0.4
Internet Services	0.4
Miscellaneous — Consumer Growth/Staple	0.4
Railroads	0.4

SEE NOTES TO FINANCIAL STATEMENTS.

B14

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Sovereign	0.4%
Airlines	0.3
Apparel	0.3
Household Products & Personal Care	0.3
Lodging	0.3
Business Services	0.2
Cable & Pay Television Systems	0.2
Construction	0.2
Consumer Services	0.2
Diversified Manufacturing	0.2
Diversified Office Equipment	0.2
Entertainment	0.2
Forest Products	0.2
Gas Pipelines	0.2
Healthcare	0.2
Instrument — Controls	0.2
Integrated Energy	0.2
Municipals	0.2
Oil Field Services	0.2
Paper	0.2
Supermarkets	0.2
Telecommunications — Wireless	0.2
Building Materials	0.1
Consumer Products	0.1
Containers	0.1
Education	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

B15

Gas Distribution	0.1%
Home Construction	0.1
Metals	0.1
Metals — Ferrous	0.1
Metals — Non Ferrous	0.1
Mineral Resources	0.1
Motorcycles	0.1
Pharmaceuticals	0.1
Pipelines	0.1
Precious Metals	0.1
Tobacco	0.1
Toys	0.1
Transportation Services	0.1
Waste Management	0.1
Foreign Local Government Bonds	0.1
Commercial Services	0.0
Environmental	0.0
Gaming	0.0
Refining	0.0
Rubber	0.0
Textiles	0.0
Travel Services	0.0

120.0
Liabilities in excess of other assets	(20.0)

100.0%

DIVERSIFIED BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS — 98.8% LONG-TERM BONDS	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Aerospace/Defense — 0.3%
L-3 Communications Corp.	Ba3	6.125%	01/15/14	$1,385	$1,426,550
Raytheon Co.	Baa3	4.50%	11/15/07	335	342,748
Raytheon Co.(a)	Baa3	6.55%	03/15/10	1,175	1,292,951
Raytheon Co.	Baa3	8.30%	03/01/10	725	859,120

					3,921,369

Airlines — 0.7%
Continental Airlines, Inc., Series 2000-1, Class A-1(a)	Baa3	8.048%	11/01/20	3,789	3,838,327
Continental Airlines, Inc., Series RJ04, Class B(a)	Ba2	9.558%	09/01/19	2,165	2,180,828
Southwest Airlines Co.(a)	Baa1	5.25%	10/01/14	2,550	2,559,369

					8,578,524

Asset Backed Securities — 2.9%
American Express Credit Account Master Trust, Series 2004-C, Class C(f)	Baa2	2.902%	02/15/12	2,450	2,453,589
Bank One Issuance Trust, Series 2003-C1, Class C1	Baa2	4.54%	09/15/10	2,980	3,024,066
Citibank Credit Card Master Trust, Series 1996-3	Aaa	6.10%	05/15/08	8,400	8,717,441
CS First Boston Mortgage Securities Corp., Series 2000-HE1, Class B(f)	Baa3	4.753%	12/15/30	2,750	2,756,002
Equity One ABS, Inc., Series 2004-3, Class M1	Aa2	5.70%	07/25/34	2,100	2,133,320
MBNA Master Credit Card Trust, Series 1999-J, Class A	Aaa	7.00%	02/15/12	14,300	16,107,560
Residential Asset Mortgage Products, Inc., Series 2004-RS12, Class MII2(f)	Aa3	3.217%	12/25/34	2,100	2,100,000

					37,291,978

Automotive — 2.0%
Auburn Hills Trust, Inc.	A3	12.375%	05/01/20	1,900	2,980,085
Daimlerchrysler North America Holding Corp.	A3	8.50%	01/18/31	1,580	1,974,134
Equus Cayman Finance, Ltd., (Cayman Islands), 144A(g)	Baa3	5.50%	09/12/08	830	860,498
Ford Motor Credit Co.	A3	6.875%	02/01/06	555	571,761
Ford Motor Credit Co.(a)	A3	7.00%	10/01/13	5,305	5,624,000
Ford Motor Credit Co.(a)	A3	7.75%	03/15/05	3,500	3,532,855
General Motors Acceptance Corp.	Baa1	6.15%	04/05/07	3,710	3,812,663
General Motors Acceptance Corp.	Baa1	6.75%	12/01/14	770	771,053
Hyundai Motor Manufacturing LLC, 144A(g)	Baa3	5.30%	12/19/08	1,820	1,875,039
Lear Corp.(a)	Baa3	7.96%	05/15/05	3,040	3,088,546

					25,090,634

Banking — 3.4%
Cho Hung Bank, (South Korea), 144A(f)(g)	Baa2	11.50%	04/01/10	1,335	1,362,741
Cho Hung Bank, (South Korea), 144A(f)(g)	Baa2	11.875%	04/01/10	1,190	1,215,585
Citigroup, Inc.(a)	Aa2	6.625%	06/15/32	980	1,097,609
Hanvit Bank, (South Korea), 144A(f)(g)	Baa2	12.75%	03/01/10	100	101,530
HSBC Bank USA	Aa3	5.875%	11/01/34	2,550	2,582,125
HSBC Holdings PLC, (United Kingdom)	Aa3	5.25%	12/12/12	3,100	3,213,665
JP Morgan Chase & Co.	A1	6.75%	02/01/11	1,260	1,415,493
Kasikornbank Public Co., Ltd., (Thailand), 144A(g)	Baa2	8.25%	08/21/16	1,710	2,064,317
Kazkommerts International BV, (Netherlands), 144A(a)(g)	Baa2	7.875%	04/07/14	4,150	4,150,000
KBC Bank Funding Trust III, 144A(f)(g)	A2	9.86%	11/29/49	5,000	6,134,340
Mizuho Financial Group, (Cayman Islands), 144A(g)	A2	5.79%	04/15/14	1,880	1,974,750
PNC Funding Corp.	A3	7.50%	11/01/09	1,090	1,241,294
Rabobank Capital Funding Trust III, 144A(f)(g)	Aa2	5.254%	12/29/49	1,225	1,218,342
Santander Central Hispano Issuances, (Cayman Islands)(d)	A1	7.625%	09/14/10	1,200	1,398,476
Washington Mutual, Inc.	A3	7.50%	08/15/06	10,000	10,623,480
Wells Fargo & Co.	Aa2	5.125%	09/15/16	3,800	3,817,575

					43,611,322

SEE NOTES TO FINANCIAL STATEMENTS.

B16

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Brokerage — 1.1%
Goldman Sachs Group, Inc.	A1	6.345%	02/15/34	$5,180	$5,393,955
Lehman Brothers Holdings, Inc.	A1	6.625%	02/05/06	3,685	3,817,137
Merrill Lynch & Co., Inc.	Aa3	5.00%	01/15/15	4,475	4,457,462

					13,668,554

Building Materials & Construction — 1.4%
American Standard, Inc.	Baa3	7.625%	02/15/10	3,800	4,344,456
D.R. Horton, Inc.(a)	Ba1	5.625%	09/15/14	5,335	5,321,663
RPM International, Inc.	Baa3	6.25%	12/15/13	1,690	1,757,938
RPM International, Inc., 144A(g)	Baa3	4.45%	10/15/09	5,150	5,049,776
Ryland Group, Inc.	Baa3	5.375%	06/01/08	1,900	1,976,000

					18,449,833

Cable — 0.7%
Comcast Cable Communications, Inc.	Baa3	6.375%	01/30/06	650	671,412
Comcast Corp., Class A	Baa3	7.05%	03/15/33	255	291,778
CSC Holdings, Inc.	B1	7.875%	12/15/07	3,800	4,075,500
Rogers Cablesystems, Inc., (Canada)	Ba3	10.00%	03/15/05	3,500	3,548,125
TCI Communications, Inc.	Baa3	7.875%	02/15/26	750	921,019

					9,507,834

Capital Goods — 2.6%
Briggs & Stratton Corp.	Ba1	8.875%	03/15/11	3,905	4,695,762
FedEx Corp.(f)	Baa2	2.286%	04/01/05	3,800	3,801,980
FedEx Corp.	Baa2	2.65%	04/01/07	7,550	7,394,674
Rockwell Automation, Inc.	A3	5.20%	01/15/98	6,500	5,627,388
Roper Industries Bank Loan	B1	3.72%	12/13/09	3,000	3,009,375
Tyco International Group SA, (Luxembourg)	Baa3	6.00%	11/15/13	200	217,892
Tyco International Group SA, (Luxembourg)	Baa3	6.75%	02/15/11	805	902,235
United Technologies Corp.	A2	7.125%	11/15/10	575	660,543
Waste Management, Inc.	Baa3	7.125%	10/01/07	1,550	1,683,450
Waste Management, Inc.	Baa3	7.65%	03/15/11	2,100	2,400,407
Waste Management, Inc.	Baa3	7.75%	05/15/32	2,500	3,096,020

					33,489,726

Chemicals — 1.9%
Dow Chemical Co.	A3	5.97%	01/15/09	1,490	1,597,539
Dow Chemical Co.	A3	6.125%	02/01/11	4,100	4,490,788
Dow Chemical Co.	A3	9.00%	04/01/21	1,000	1,339,900
Eastman Chemicals Co.(a)	Baa2	7.00%	04/15/12	775	883,278
Hercules, Inc.	Ba3	6.75%	10/15/29	2,125	2,194,062
ICI Wilmington, Inc.	Baa3	4.375%	12/01/08	2,040	2,051,514
ICI Wilmington, Inc.	Baa3	5.625%	12/01/13	2,930	3,034,577
IMC Global, Inc., (cost $2,032,968; purchased 5/25/04)(a)(h)	B2	6.875%	07/15/07	2,000	2,080,000
Lubrizol Corp.	Baa3	4.625%	10/01/09	5,600	5,591,359
Lubrizol Corp.	Baa3	5.875%	12/01/08	550	577,857

					23,840,874

Collateralized Mortgage Obligations — 1.6%
Countrywide Alternative Loan Trust, Series 2004-18CB, Class 3A1	Aaa	5.25%	09/25/19	4,518	4,523,298
Master Alternative Loans Trust, Series 2004-4, Class 4A1	Aaa	5.00%	04/25/19	3,648	3,696,578
Structured Adjustable Rate Mortgage Loan, Series 2004-1, Class 4A3(f)	Aaa	4.17%	02/25/34	9,733	9,769,124
Washington Mutual, Series 2002-AR15, Class A5(f)	Aaa	4.38%	12/25/32	3,005	3,020,947

					21,009,947

Commercial Mortgage Backed Securities — 6.7%
Bear Stearns Commercial Mortgage Securities, Inc., Series 2003-T10, Class X2(f)	AAA(e)	1.269%	03/13/40	43,638	2,351,848
Chase Commercial Mortgage Securities Corp., Series 1997-1, Class A2	AAA(e)	7.37%	06/19/29	3,787	3,998,823
GMAC Commercial Mortgage Securities, Inc., Series 2002-C3, Class A2	Aaa	4.93%	07/10/39	8,500	8,688,492

SEE NOTES TO FINANCIAL STATEMENTS.

B17

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Commercial Mortgage Backed Securities (cont’d.)
Greenwich Capital Commercial Funding Corp., Series 2003-C1, Class A4	Aaa	4.111%	07/05/35	$12,700	$12,254,987
Greenwich Capital Commercial Funding Corp., Series 2003-C2, Class A3	Aaa	4.533%	01/05/36	4,750	4,783,576
JP Morgan Chase Commercial Mortgage Securities, Series 2003-ML 1A, Class A2	Aaa	4.767%	03/12/39	4,969	5,003,400
LB-UBS Commercial Mortgage Trust, Series 2003-C8, Class A3	Aaa	4.83%	11/15/27	3,375	3,441,552
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class A6(f)	Aaa	4.799%	12/15/29	4,200	4,198,302
Morgan Stanley Capital I, Inc., Series 2004-IQ7, Class A4(f)	AAA(e)	5.434%	06/15/38	12,000	12,598,613
Morgan Stanley Dean Witter Capital I, Series 2000-PRIN, Class A3	Aaa	7.36%	02/23/34	2,530	2,747,771
PNC Mortgage Acceptance Corp., Series 1999-CM1, Class A1B	AAA(e)	7.33%	12/10/32	4,800	5,425,352
PNC Mortgage Acceptance Corp., Series 2001-C1, Class A1	Aaa	5.91%	03/12/34	5,945	6,248,368
Wachovia Bank Commercial Mortgage Trust, Series 2002-C2, Class A4	Aaa	4.98%	11/15/34	2,500	2,557,661
Wachovia Bank Commercial Mortgage Trust, Series 2003-C3, Class A2	AAA(e)	4.867%	02/15/35	7,330	7,420,250
Wachovia Bank Commercial Mortgage Trust, Series 2003-C9, Class A3	AAA(e)	4.608%	12/15/35	4,750	4,799,447

					86,518,442

Consumer Services — 0.2%
Propex Fabrics, Inc., 144A(g)	Caa1	10.00%	12/01/12	2,000	2,075,000

Electric — 5.9%
CenterPoint Energy Houston Electric LLC	Baa2	5.70%	03/15/13	2,950	3,126,463
Commonwealth Edison Co.	Baa1	7.625%	01/15/07	7,525	8,114,682
Consumers Energy Co.	Baa3	5.375%	04/15/13	1,000	1,034,195
Consumers Energy Co.	Baa3	6.25%	09/15/06	2,300	2,401,336
Consumers Energy Co., 144A(g)	Baa3	5.00%	02/15/12	1,000	1,017,968
Dominion Resources, Inc.	Baa1	2.80%	02/15/05	5,000	5,001,731
Duke Capital LLC	Baa3	4.331%	11/16/06	650	658,154
Empresa Nacional de Electricidad SA, (Chile)(a)	Ba2	8.35%	08/01/13	625	724,226
Energy East Corp.	Baa2	6.75%	06/15/12	750	840,765
Energy East Corp.	Baa2	6.75%	09/15/33	1,150	1,288,799
Enersis SA, (Chile)	Ba2	7.375%	01/15/14	3,700	4,032,534
FirstEnergy Corp.	Baa3	5.50%	11/15/06	1,700	1,754,958
FirstEnergy Corp.	Baa3	6.45%	11/15/11	3,030	3,292,004
FirstEnergy Corp.	Baa3	7.375%	11/15/31	1,125	1,284,732
Korea East-West Power Co., Ltd., (South Korea), 144A(g)	A3	4.875%	04/21/11	1,700	1,714,088
MidAmerican Energy Holdings Co.	Baa3	7.23%	09/15/05	5,000	5,142,110
Midland Funding II, Series B (cost $4,369,591; purchased 8/4/03)(h)	Ba3	13.25%	07/23/06	4,000	4,412,380
NISource Finance Corp.	Baa3	7.875%	11/15/10	3,000	3,526,737
Northern States Power Co.	A2	8.00%	08/28/12	2,800	3,412,427
Oncor Electric Delivery Co.	Baa2	7.00%	09/01/22	300	342,154
Pacific Gas & Electric Co.	Baa2	6.05%	03/01/34	4,695	4,876,302
Southern California Edison Co.	Baa1	6.375%	01/15/06	1,250	1,289,233
Southern California Edison Co.	Baa1	7.625%	01/15/10	1,100	1,265,652
Southern California Edison Co.	A3	8.00%	02/15/07	3,823	4,163,174
Texas Genco LLC, 144A(a)(g)	B1	6.875%	12/15/14	2,725	2,816,969
TXU Corp.(a)	Ba1	4.446%	11/16/06	100	101,004
TXU Corp., 144A(g)	Ba1	6.50%	11/15/24	3,400	3,405,675
Westar Energy, Inc.	Ba1	6.00%	07/01/14	1,250	1,343,815
Xcel Energy, Inc.	Baa1	3.40%	07/01/08	1,330	1,303,952
Xcel Energy, Inc.	Baa1	7.00%	12/01/10	1,850	2,085,375

					75,773,594

Energy – Integrated — 1.4%
Conoco Funding Co., (Canada)	A3	6.35%	10/15/11	2,480	2,768,119
ConocoPhillips	A3	6.375%	03/30/09	3,075	3,359,090
Marathon Oil Corp.	Baa1	6.80%	03/15/32	1,800	2,017,870
Petronas Capital, Ltd., (Malaysia), 144A(g)	A2	7.00%	05/22/12	7,300	8,362,362
Tosco Corp.	A3	7.25%	01/01/07	1,500	1,600,158

					18,107,599

SEE NOTES TO FINANCIAL STATEMENTS.

B18

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Energy – Other — 1.5%
B.J. Services Co.	Baa2	7.00%	02/01/06	$5,000	$5,164,945
Burlington Resources Finance, (Canada)	Baa1	6.50%	12/01/11	510	570,940
Canadian Natural Resources Ltd., (Canada)	Baa1	4.90%	12/01/14	1,000	994,762
Chesapeake Energy Corp.	Ba3	8.125%	04/01/11	1	773
Devon Financing Corp.	Baa2	6.875%	09/30/11	820	928,697
EnCana Corp., (Canada)	Baa2	6.50%	08/15/34	465	510,478
Halliburton Co.	Baa2	5.50%	10/15/10	625	658,299
Occidental Petroleum	Baa1	4.25%	03/15/10	3,250	3,254,579
Ocean Energy, Inc.	Baa3	7.25%	10/01/11	500	569,863
Parker & Parsley Petroleum Co.	Baa3	8.875%	04/15/05	4,995	5,071,803
Pioneer Natural Resources Co.	Baa3	5.875%	07/15/16	1,310	1,368,573
Transocean, Inc., (Cayman Islands)	Baa2	7.50%	04/15/31	255	313,869
Valero Energy Corp.	Baa3	7.50%	04/15/32	200	241,236

					19,648,817

Foods — 2.0%
Albertson’s, Inc.	Baa2	8.00%	05/01/31	1,905	2,379,006
Cadbury Schweppes US Finance, 144A(g)	Baa2	3.875%	10/01/08	2,600	2,590,889
ConAgra Foods, Inc.	Baa1	6.00%	09/15/06	1,600	1,665,920
Kraft Foods, Inc.	A3	5.25%	06/01/07	650	673,320
Kraft Foods, Inc.	A3	5.625%	11/01/11	2,630	2,785,018
Kraft Foods, Inc.	A3	6.25%	06/01/12	1,425	1,564,315
Miller Brewing Co., 144A(g)	Baa1	5.50%	08/15/13	1,215	1,269,974
Safeway, Inc.(a)	Baa2	4.95%	08/16/10	3,850	3,919,142
The Kroger Co.	Baa2	6.75%	04/15/12	1,375	1,552,462
Tricon Global Restaurants, Inc.	Baa3	8.875%	04/15/11	3,415	4,219,297
Tyson Foods, Inc.	Baa3	6.625%	10/17/05	1,025	1,049,015
Tyson Foods, Inc.	Baa3	7.25%	10/01/06	1,250	1,325,267

					24,993,625

Gaming — 1.0%
Harrah’s Operating Co., Inc.	Ba1	7.875%	12/15/05	5,375	5,590,000
MGM Mirage, Inc.	Ba1	6.00%	10/01/09	3,900	3,997,500
Park Place Entertainment Corp.	Ba2	7.875%	12/15/05	2,450	2,541,875

					12,129,375

Health Care & Pharmaceutical — 1.8%
Bristol-Myers Squibb Co.	A1	5.75%	10/01/11	1,025	1,097,751
HCA, Inc.(a)	Ba2	6.375%	01/15/15	2,750	2,761,135
HCA, Inc.	Ba2	7.125%	06/01/06	7,000	7,265,972
Magellan Health Services, Inc.	B3	9.375%	11/15/08	1,300	1,415,375
Merck & Co., Inc.	Aa2	5.95%	12/01/28	255	263,927
Pharmacia Corp.	Aaa	6.50%	12/01/18	1,015	1,153,045
Quest Diagnostics, Inc.(a)	Baa2	6.75%	07/12/06	5,775	6,056,156
WellPoint, Inc., 144A(g)	Baa1	5.00%	12/15/14	1,310	1,305,876
WellPoint, Inc., 144A(g)	Baa1	5.95%	12/15/34	1,000	1,009,736
Wyeth(b)	Baa1	5.25%	03/15/13	1,250	1,299,154

					23,628,127

Insurance — 0.5%
Everest Reinsurance Holdings	A3	5.40%	10/15/14	1,900	1,905,198
Hartford Financial Services Group, Inc.	A3	2.375%	06/01/06	1,400	1,374,407
Hartford Financial Services Group, Inc.	A3	4.75%	03/01/14	890	867,214
Marsh & McLennan Cos., Inc.	Baa2	5.375%	07/15/14	2,115	2,066,490
XL Capital Ltd., Class A (Cayman Islands)	A2	5.25%	09/15/14	140	140,301

					6,353,610

Lodging — 1.0%
Carnival Corp., (Panama)	A3	3.75%	11/15/07	3,600	3,604,241
Carnival PLC, (United Kingdom)	A3	7.30%	06/01/07	825	889,835

SEE NOTES TO FINANCIAL STATEMENTS.

B19

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Lodging (cont’d.)
Hilton Hotels Corp.	Baa3	7.625%	12/01/12	$1,000	$1,169,424
Host Marriott LP	Ba3	8.375%	02/15/06	2,000	2,090,000
Host Marriott LP, 144A(g)	Ba3	7.00%	08/15/12	1,900	2,009,250
Starwood Hotels & Resorts Worldwide, Inc.	Ba1	7.375%	05/01/07	3,000	3,198,750

					12,961,500

Media & Entertainment — 1.7%
Chancellor Media Corp.	Baa3	8.00%	11/01/08	4,720	5,299,545
Clear Channel Communications, Inc.	Baa3	4.40%	05/15/11	700	679,654
News America, Inc., 144A(a)(g)	Baa3	5.30%	12/15/14	6,230	6,303,508
Thomson Corp., (Canada)	A3	5.75%	02/01/08	2,750	2,896,195
Time Warner, Inc.	Baa1	5.625%	05/01/05	500	504,605
Time Warner, Inc.(a)	Baa1	6.875%	05/01/12	3,000	3,416,568
Time Warner, Inc.	Baa1	7.70%	05/01/32	950	1,161,962
Viacom, Inc., Class B	A3	7.625%	01/15/16	1,000	1,204,980

					21,467,017

Metals — 0.3%
Alcan, Inc., (Canada)	Baa1	5.20%	01/15/14	2,400	2,462,539
Alcan, Inc., (Canada)	Baa1	6.125%	12/15/33	1,820	1,926,265

					4,388,804

Non Captive Finance — 0.8%
Capital One Bank	Baa2	6.875%	02/01/06	4,250	4,408,865
CIT Group, Inc.	A2	5.50%	11/30/07	235	246,003
General Electric Capital Corp.	Aaa	4.75%	09/15/14	1,760	1,754,322
Household Finance Corp.(b)	A1	4.625%	01/15/08	740	757,709
HSBC Finance Corp.	A1	6.75%	05/15/11	550	617,222
International Lease Finance Corp.	A1	2.95%	05/23/06	1,940	1,922,265

					9,706,386

Non-Corporate Foreign Agency — 0.6%
Pemex Project Funding Master Trust, (Mexico)	Baa1	8.85%	09/15/07	4,450	4,999,575
Pemex Project Funding Master Trust, (Mexico), 144A(g)	Baa1	9.50%	09/15/27	2,000	2,520,000

					7,519,575

Packaging — 0.7%
Crown Cork & Seal Finance PLC, (United Kingdom)	B3	7.00%	12/15/06	3,500	3,675,000
Pactiv Corp.	Baa2	7.20%	12/15/05	2,450	2,531,945
Pactiv Corp.	Baa2	8.125%	06/15/17	2,360	2,946,644

					9,153,589

Paper — 0.3%
Georgia-Pacific Corp.	Ba3	8.875%	05/15/31	2,200	2,750,000
International Paper Co.(a)	Baa2	5.25%	04/01/16	585	583,967
Weyerhaeuser Co.	Baa2	7.375%	03/15/32	800	948,677

					4,282,644

Pipelines & Other — 2.3%
Atmos Energy Corp.	Baa3	4.00%	10/15/09	5,300	5,239,140
Aventine Renewable Energy, 144A(f)(g)	B3	8.501%	12/15/11	2,400	2,424,000
Duke Energy Field Services	Baa2	7.50%	08/16/05	12,000	12,317,052
Enterprise Products Operating LP, 144A(g)	Baa3	4.00%	10/15/07	4,000	3,990,236
Enterprise Products Operating LP, 144A(g)	Baa3	5.60%	10/15/14	2,100	2,118,627
Gazprom OAO, (Germany)	BB-(e)	10.50%	10/21/09	1,685	2,003,971
Magellan Midstream Partners LP	Ba1	5.65%	10/15/16	1,870	1,890,667

					29,983,693

SEE NOTES TO FINANCIAL STATEMENTS.

B20

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Real Estate Investment Trusts — 0.6%
Equity One, Inc.	Baa3	3.875%	04/15/09	$1,450	$1,407,112
ERP Operating LP(d)	Baa1	6.63%	04/13/15	3,900	3,939,659
iStar Financial, Inc.(a)	Baa3	5.125%	04/01/11	2,225	2,248,732

					7,595,503

Retailers — 0.7%
JC Penney Co., Inc.	Ba2	7.375%	08/15/08	2,000	2,195,000
May Department Stores Co.	Baa2	8.50%	06/01/19	550	676,673
Target Corp.	A2	6.35%	01/15/11	1,400	1,560,668
The Gap, Inc.	Ba1	6.90%	09/15/07	4,675	5,025,625

					9,457,966

Structured Notes — 1.2%
DJ CDX NA HY, 144A(a)(g)	Ba3	6.375%	12/29/09	3,750	3,839,062
DJ CDX NA HY, 144A(a)(g)	B3	7.75%	12/29/09	6,000	6,168,750
DJ CDX NA HY3, 144A(a)(g)	B3	8.00%	12/29/09	1,500	1,538,438
Preferred Term Securities X, Class A-1 (cost $3,900,000; purchased 6/16/03), 144A(f)(g)(h)	Aaa	2.67%	07/03/33	3,900	3,904,875

					15,451,125

Technology — 1.9%
Certegy, Inc.	Baa2	4.75%	09/15/08	1,900	1,943,689
Computer Associates International, Inc., (cost $2,023,793; purchased 5/29/03)(h)	Ba1	6.375%	04/15/05	2,005	2,023,382
Computer Sciences Corp.	A3	6.75%	06/15/06	495	518,291
Equifax, Inc.	Baa1	4.95%	11/01/07	1,340	1,385,959
Hewlett-Packard Co.	A3	7.15%	06/15/05	400	407,613
International Business Machines Corp.	A1	8.375%	11/01/19	575	753,468
Jabil Circuit, Inc.(a)	Baa3	5.875%	07/15/10	2,000	2,105,244
Motorola, Inc.	Baa3	4.608%	11/16/07	2,870	2,926,648
Motorola, Inc.	Baa3	7.625%	11/15/10	915	1,061,366
Sun Microsystems, Inc.	Baa3	7.50%	08/15/06	5,835	6,168,062
SunGard Data Systems, Inc.	Baa2	3.75%	01/15/09	1,100	1,068,348
SunGard Data Systems, Inc.	Baa2	4.875%	01/15/14	2,350	2,283,972
Unisys Corp.	Ba1	8.125%	06/01/06	1,650	1,736,625

					24,382,667

Telecommunications — 7.3%
America Movil SA de CV, (Mexico), 144A(g)	Baa1	5.75%	01/15/15	1,000	997,719
AT&T Wireless Services, Inc.	Baa2	8.125%	05/01/12	1,815	2,194,052
AT&T Wireless Services, Inc.	Baa2	8.75%	03/01/31	2,375	3,202,243
BellSouth Corp.	A2	4.20%	09/15/09	6,025	6,040,737
BellSouth Corp.(a)	A2	6.55%	06/15/34	2,950	3,214,453
British Telecommunications PLC, (United Kingdom)(b)	Baa1	8.875%	12/15/30	3,085	4,130,880
CenturyTel, Inc.	Baa2	6.55%	12/01/05	4,000	4,113,292
Citizens Communications Co., (cost $1,594,221; purchased 3/23/04)(h)	Ba3	7.60%	06/01/06	1,510	1,596,825
Deutsche Telekom International Finance BV, (Netherlands)(b)	Baa1	8.25%	06/15/05	1,425	1,458,208
Deutsche Telekom International Finance BV, (Netherlands)(b)	Baa1	8.75%	06/15/30	865	1,142,196
Deutsche Telekom International Finance BV, (Netherlands)(b)	Baa1	9.25%	06/01/32	970	1,380,394
LCI International, Inc., (cost $6,720,556; purchased 7/21/98-1/24/00)(h)	NR	7.25%	06/15/07	6,675	6,491,437
SBC Communications, Inc.(a)	A2	4.125%	09/15/09	4,150	4,142,426
SBC Communications, Inc.	A2	5.10%	09/15/14	1,000	1,009,294
SBC Communications, Inc.	A2	6.45%	06/15/34	905	969,587
Sprint Capital Corp.	Baa3	4.78%	08/17/06	6,665	6,792,741
Sprint Capital Corp.	Baa3	6.90%	05/01/19	2,800	3,132,332
Sprint Capital Corp.	Baa3	8.75%	03/15/32	2,215	2,951,065
Telecom de Puerto Rico, (Puerto Rico)	Baa1	6.65%	05/15/06	6,800	7,052,096
Telecom de Puerto Rico, (Puerto Rico)	Baa1	6.80%	05/15/09	4,365	4,646,796
Telecom Italia Capital, (Luxembourg), 144A(g)	Baa2	4.95%	09/30/14	2,200	2,155,426

SEE NOTES TO FINANCIAL STATEMENTS.

B21

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Telecommunications (cont’d.)
Telecom Italia Capital, (Luxembourg), 144A(g)	Baa2	6.00%	09/30/34	$4,380	$4,282,129
TeleCorp PCS, Inc., Class A	Baa2	10.625%	07/15/10	5,940	6,474,077
TELUS Corp., (Canada)	Baa3	7.50%	06/01/07	6,250	6,790,625
TELUS Corp., (Canada)	Baa3	8.00%	06/01/11	150	177,762
Verizon New York, Inc.(a)	Baa2	7.375%	04/01/32	805	923,381
Verizon Wireless Capital, Inc.	A3	5.375%	12/15/06	5,900	6,111,250

					93,573,423

Tobacco — 0.2%
Altria Group, Inc.	Baa2	7.00%	07/15/05	1,750	1,777,104
Altria Group, Inc.(a)	Baa2	7.65%	07/01/08	1,100	1,209,927

					2,987,031

Foreign Government Bonds — 6.1%
Federal Republic of Brazil, (Brazil)(a)	B2	8.00%	04/15/14	3,398	3,478,971
Federal Republic of Brazil, (Brazil)	B1	9.25%	10/22/10	5,325	5,953,350
Federal Republic of Brazil, (Brazil)	B1	11.25%	07/26/07	565	649,750
Government of New Zealand, (New Zealand)	Aaa	7.00%	07/15/09	NZD22,465	16,846,243
Queensland Treasury Corp., (Australia)	Aaa	6.50%	06/14/05	AUD15,940	12,564,090
Republic of Colombia, (Colombia)	Ba2	10.00%	01/23/12	$2,780	3,210,900
Republic of Peru, (Peru)	Ba3	4.50%	03/07/17	750	701,250
Republic of Peru, (Peru)	Ba3	9.875%	02/06/15	1,635	2,002,875
Republic of Philippines, (Philippines)(a)	Ba2	9.875%	03/16/10	530	576,375
Republic of Philippines, (Philippines)(a)	Ba2	10.625%	03/16/25	2,215	2,364,513
Republic of Turkey, (Turkey)	B1	11.75%	06/15/10	2,270	2,848,850
Republic of Uruguay, (Uruguay)	B3	7.25%	02/15/11	1,310	1,296,900
Russian Federation, (Russia), 144A(g)	Baa3	5.00%	03/31/30	1,260	1,297,800
United Mexican States, (Mexico)	Baa1	8.00%	12/23/10	MXP154,380	12,975,565
United Mexican States, (Mexico)	Baa2	8.125%	12/30/19	$1,395	1,637,032
United Mexican States, (Mexico)(a)	Baa2	8.375%	01/14/11	8,000	9,396,000

					77,800,464

U.S. Government & Agency Obligations — 0.6%
Federal Farm Credit Bank		4.15%	05/15/13	1,600	1,567,208
Federal Home Loan Mortgage Corp.		4.875%	11/15/13	515	529,586
Federal National Mortgage Association		6.625%	11/15/30	170	202,583
United States Treasury Bonds(a)		5.375%	02/15/31	4,850	5,244,441

					7,543,818

U.S. Government Mortgage Backed Securities — 32.9%
Federal Home Loan Mortgage Corp.		4.50%	11/01/18-06/01/19	22,723	22,669,488
Federal Home Loan Mortgage Corp.		5.00%	01/01/19-10/01/33	8,336	8,414,256
Federal Home Loan Mortgage Corp.		5.00%	TBA	6,000	6,090,000
Federal Home Loan Mortgage Corp.		5.50%	10/01/33-06/01/34	8,752	8,922,639
Federal Home Loan Mortgage Corp.		6.00%	11/01/33-06/01/34	10,141	10,480,623
Federal Home Loan Mortgage Corp.		6.00%	TBA	4,500	4,647,654
Federal Home Loan Mortgage Corp.		6.50%	07/01/32-09/01/32	5,511	5,787,126
Federal Home Loan Mortgage Corp.		7.00%	10/01/32-11/01/33	13,677	14,495,888
Federal National Mortgage Association		4.00%	05/01/19-06/01/19	10,549	10,296,050
Federal National Mortgage Association		4.50%	06/01/18-08/01/33	41,148	40,788,482
Federal National Mortgage Association		5.00%	01/01/19-04/01/34	66,557	66,401,510
Federal National Mortgage Association		5.00%	TBA	15,500	15,374,063
Federal National Mortgage Association		5.50%	12/01/16-02/01/34	106,863	108,878,673
Federal National Mortgage Association		6.00%	09/01/17-03/01/34	15,723	16,328,605
Federal National Mortgage Association		6.00%	TBA	14,000	14,472,500
Federal National Mortgage Association		6.50%	11/01/09-11/01/33	18,357	19,311,625
Federal National Mortgage Association		6.50%	TBA	500	524,219
Federal National Mortgage Association		7.00%	03/01/32-06/01/32	2,605	2,761,619
Federal National Mortgage Association		9.00%	10/01/16-09/01/21	63	66,965

SEE NOTES TO FINANCIAL STATEMENTS.

B22

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
U.S. Government Mortgage Backed Securities (cont’d.)
Government National Mortgage Association		5.50%	05/15/33-04/20/34	$14,029	$14,329,482
Government National Mortgage Association		6.00%	12/15/32-11/15/34	18,800	19,496,609
Government National Mortgage Association		6.50%	09/15/32-11/15/33	10,849	11,428,753
Government National Mortgage Association		7.50%	10/15/25-02/15/26	366	394,287

					422,361,116

TOTAL LONG-TERM BONDS (Cost $1,239,194,601)					1,268,305,105

SHORT-TERM INVESTMENT — 10.6% Mutual Fund — 10.6%				Shares
Dryden Core Investment Fund — Taxable Money Market Fund Series (Note 4)(c) (Cost $136,107,898)				136,107,898	136,107,898

TOTAL INVESTMENTS — 109.4% (cost $1,375,302,499; Note 6)					1,404,413,003
UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS(j)					(524,476)
VARIATION MARGIN ON OPEN FUTURES CONTRACTS, NET(i)					305,668
LIABILITIES IN EXCESS OF OTHER ASSETS — (9.4)%					(120,524,628)

TOTAL NET ASSETS — 100.0%					$1,283,669,567

The following abbreviations are used in portfolio descriptions:

AUD	Australian Dollar
MXP	Mexican Peso
NZD	New Zealand Dollar
NR	Not Rated by Moody’s or Standard & Poors
TBA	Securities purchased on a forward commitment basis.

(a)	Portion of securities on loan with an aggregate market value of $89,419,407; cash collateral of $92,354,003 was received with which the portfolio purchased highly liquid short-term securities.

(b)	Increase/decrease in rate variable upon increase/decrease in Moody’s or Standard & Poor’s rating.

(c)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(d)	Security segregated as collateral for futures contracts.

(e)	Standard & Poor’s rating.

(f)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2004.

(g)	Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

(h)	Indicates a security that has been deemed illiquid. The aggregate cost of the illiquid securities is $20,641,129 The aggregate value $20,508,899 represents 1.6% of net assets.

(i)	Open futures contracts as of December 31, 2004 were as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2004	Unrealized Appreciation/ (Depreciation)
Long Positions:
99	Germany Fed. Rep. Bonds	Mar 05	$15,251,907	$15,192,470	$(59,437)
256	Eurodollar Futures	Sep 05	61,789,542	61,830,400	40,858
171	U.S. Treasury 10 Yr Notes	Mar 05	18,995,147	19,141,313	146,166
669	U.S. Treasury Bonds	Mar 05	74,119,096	75,262,500	1,143,404

					1,270,991

Short Position:
406	U.S. Treasury 5 Yr Notes	Mar 05	44,513,011	44,469,687	43,324
1,510	U.S. Treasury 2 Yr Notes	Mar 05	316,301,459	316,486,563	(185,104)

					(141,780)

					$1,129,211

SEE NOTES TO FINANCIAL STATEMENTS.

B23

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

(j)	Outstanding forward foreign currency contracts as of December 31, 2004 were as follows:

Foreign Currency Contract	Value at Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Purchased:
Australian Dollar expiring 1/20/05	$6,785,562	$6,987,840	$202,278
Mexican Peso expiring 1/10/05	6,823,847	6,922,007	98,160
New Zealand Dollar expiring 1/20/05	17,206,651	17,310,149	103,498

	30,816,060	31,219,996	403,936

Sold:
Australian Dollar expiring 1/20/05	12,831,932	13,110,512	(278,580)
Mexican Peso expiring 1/10/05	13,485,900	13,605,792	(119,892)
New Zealand Dollar expiring 1/20/05	16,780,209	17,310,149	(529,940)

	43,098,041	44,026,453	(928,412)

			$(524,476)

SEE NOTES TO FINANCIAL STATEMENTS.

B24

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 was as follows:

U.S. Government Mortgage Backed Securities	32.9%
Telecommunications	7.3
Commercial Mortgage Backed Securities	6.7
Foreign Government Bonds	6.1
Electric	5.9
Banking	3.4
Asset Backed Securities	2.9
Capital Goods	2.6
Pipelines & Other	2.3
Automotive	2.0
Foods	2.0
Technology	1.9
Chemicals	1.9
Health Care & Pharmaceutical	1.8
Media & Entertainment	1.7
Collateralized Mortgage Obligations	1.6
Energy — Other	1.5
Building Materials & Construction	1.4
Energy — Integrated	1.4
Structured Notes	1.2
Brokerage	1.1
Lodging	1.0
Gaming	1.0
Non-Captive Finance	0.8
Cable	0.7
Retailers	0.7
Packaging	0.7
Airlines	0.7
Real Estate Investment Trust	0.6
Non-Corporate Foreign Agency	0.6
U.S. Government & Agency Obligations	0.6
Insurance	0.5
Metals	0.3
Paper	0.3
Aerospace/Defense	0.3
Tobacco	0.2
Consumer Services	0.2
Mutual Fund	10.6

109.4
Liabilities in excess of other assets	(9.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B25

EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS — 98.6%		Value (Note 2)
COMMON STOCKS	Shares
Aerospace/Defense — 2.5%
Boeing Co.	476,822	$24,685,075
General Dynamics Corp.	18,873	1,974,116
Honeywell International, Inc.	329,605	11,671,313
ITT Industries, Inc.	56,530	4,773,958
L-3 Communications Holdings, Inc.	8,802	644,658
Lockheed Martin Corp.(b)	560,442	31,132,553
Northrop Grumman Corp.	44,886	2,440,003
Raytheon Co.	399,200	15,500,936
United Technologies Corp.	92,842	9,595,221

		102,417,833

Air Freight & Logistics — 1.1%
United Parcel Service, Inc. (Class “B” Stock)(b)	517,970	44,265,716

Automobiles — 0.1%
Ford Motor Co.	68,188	998,272
General Motors Corp.	41,001	1,642,500
Harley-Davidson, Inc.	52,477	3,187,978

		5,828,750

Beverages — 1.2%
Anheuser-Busch Cos., Inc.	18,190	922,779
Coca-Cola Co.	278,543	11,595,745
PepsiCo, Inc.	646,279	33,735,764
The Pepsi Bottling Group, Inc.	55,709	1,506,371

		47,760,659

Biotechnology — 3.2%
Amgen, Inc.(a)	870,931	55,870,224
Biogen Idec, Inc.(a)	36,768	2,449,116
Genentech, Inc.(a)	282,900	15,401,076
Genzyme Corp.(a)	19,498	1,132,249
Gilead Sciences, Inc.(a)	825,244	28,875,288
MedImmune, Inc.(a)(b)	633,700	17,179,607
OSI Pharmaceuticals, Inc.(a)	133,500	9,992,475

		130,900,035

Building & Building Products — 0.3%
American Standard Cos., Inc.(a)	290,100	11,986,932
KB HOME	3,844	401,313
Pulte Homes, Inc.	9,471	604,250

		12,992,495

Capital Markets — 3.7%
Goldman Sachs Group, Inc.(b)	437,782	45,546,839
Legg Mason, Inc.	39,200	2,871,792
Lehman Brothers Holdings, Inc.	37,771	3,304,207
Merrill Lynch & Co., Inc.	1,001,113	59,836,524
The Bank of New York Co., Inc.	805,881	26,932,543
The Charles Schwab Corp.(b)	1,221,800	14,612,728

		153,104,633

Chemicals — 1.0%
Air Products & Chemicals, Inc.	29,800	1,727,506
Dow Chemical Co.	89,077	4,410,202
E.I. du Pont de Nemours & Co.(b)	589,257	28,903,056
Monsanto Co.	39,209	2,178,060
PPG Industries, Inc.	10,072	686,508
Praxair, Inc.	43,898	1,938,097

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Chemicals (cont’d.)
Rohm & Haas Co.	14,810	$655,046

		40,498,475

Commercial Banks — 3.2%
Bank of America Corp.	1,024,657	48,148,632
Comerica, Inc.	135,600	8,274,312
Mellon Financial Corp.	132,258	4,114,546
North Fork Bancorporation, Inc.	41,233	1,189,572
U.S. Bancorp	352,295	11,033,879
Wachovia Corp.	430,946	22,667,760
Washington Mutual, Inc.	116,153	4,910,949
Wells Fargo & Co.	515,392	32,031,613

		132,371,263

Commercial Services & Supplies — 1.1%
Avery Dennison Corp.	177,000	10,614,690
Cendant Corp.	105,512	2,466,871
Certegy, Inc.	28,456	1,011,042
Corinthian Colleges, Inc.(a)	75,540	1,423,551
Fiserv, Inc.(a)	41,391	1,663,504
Iron Mountain, Inc.(a)	57,973	1,767,597
Paychex, Inc.	522,516	17,807,345
Waste Management, Inc.	332,216	9,946,547

		46,701,147

Communications Equipment — 3.2%
ADC Telecommunications, Inc.(a)	4,994,000	13,383,920
Avaya, Inc.(a)	76,750	1,320,100
Cisco Systems, Inc.(a)	2,643,555	51,020,611
Comverse Technology, Inc.(a)	22,283	544,819
Corning, Inc.(a)	181,345	2,134,431
Lucent Technologies, Inc.(a)	330,631	1,243,173
Motorola, Inc.	179,435	3,086,282
Nortel Networks Corp.(a)	3,931,600	13,721,284
Polycom, Inc.(a)	213,100	4,969,492
QUALCOMM, Inc.	478,128	20,272,627
Research In Motion Ltd.(a)	254,000	20,934,680

		132,631,419

Computers & Peripherals — 2.8%
Dell, Inc.(a)	690,394	29,093,203
EMC Corp.(a)	385,643	5,734,512
Hewlett-Packard Co.	198,433	4,161,140
International Business Machines Corp.	667,540	65,806,093
Lexmark International, Inc.(a)	136,885	11,635,225
Sun Microsystems, Inc.(a)	244,132	1,313,430

		117,743,603

Consumer Finance — 1.6%
American Express Co.(b)	1,099,474	61,977,350
SLM Corp.	78,716	4,202,647

		66,179,997

Containers & Packaging — 0.1%
Smurfit-Stone Container Corp.(a)	291,200	5,439,616

Diversified Financial Services — 5.2%
Capital One Financial Corp.	161,198	13,574,483
CIT Group, Inc.	58,494	2,680,195
Citigroup, Inc.	598,160	28,819,349

SEE NOTES TO FINANCIAL STATEMENTS.

B26

EQUITY PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Diversified Financial Services (cont’d.)
Fannie Mae	127,684	$9,092,378
Franklin Resources, Inc.	46,517	3,239,909
Freddie Mac	252,691	18,623,327
J.P. Morgan Chase & Co.	1,952,542	76,168,663
MBNA Corp.	318,807	8,987,169
Morgan Stanley	134,395	7,461,610
Principal Financial Group, Inc.	943,820	38,639,991
State Street Corp.	137,959	6,776,546
T. Rowe Price Group, Inc.	38,773	2,411,681

		216,475,301

Diversified Telecommunication Services — 1.1%
BellSouth Corp.	118,102	3,282,055
Qwest Communications International, Inc.(a)	115,380	512,287
SBC Communications, Inc.	1,081,306	27,865,256
Sprint Corp.	216,894	5,389,816
Verizon Communications, Inc.	221,944	8,990,951

		46,040,365

Electric Utilities — 1.3%
AES Corp.(a)	51,196	699,849
Ameren Corp.	11,368	569,992
American Electric Power Co., Inc.	41,391	1,421,367
Cinergy Corp.	21,170	881,307
Consolidated Edison, Inc.	13,310	582,313
Constellation Energy Group, Inc.	25,459	1,112,813
Dominion Resources, Inc.	31,309	2,120,872
DTE Energy Co.	16,955	731,269
Edison International	37,436	1,199,075
Entergy Corp.	26,573	1,796,069
Exelon Corp.	666,045	29,352,603
FirstEnergy Corp.	125,140	4,944,281
FPL Group, Inc.	14,446	1,079,839
PG&E Corp.(a)	50,973	1,696,381
Pinnacle West Capital Corp.	6,852	304,297
PPL Corp.	25,649	1,366,579
Progress Energy, Inc.	9,359	423,401
Public Service Enterprise Group, Inc.	9,964	515,836
Southern Co.	71,530	2,397,686
TXU Corp.	24,639	1,590,694

		54,786,523

Electrical Equipment — 0.1%
Molex, Inc. (Class “A” Stock)	89,696	2,390,398

Electronic Equipment & Instruments — 0.7%
Agilent Technologies, Inc.(a)	1,132,385	27,290,478
Sanmina-SCI Corp.(a)	165,459	1,401,438
Waters Corp.(a)	11,728	548,753

		29,240,669

Energy Equipment & Services — 3.5%
BJ Services Co.	861,700	40,103,518
ENSCO International, Inc.	253,900	8,058,786
GlobalSantaFe Corp. (Cayman Islands).	863,400	28,587,174
Halliburton Co.	110,916	4,352,344
Schlumberger, Ltd.(b)	666,900	44,648,955

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Energy Equipment & Services (cont’d.)
Weatherford International, Ltd.(a)(b)	348,600	$17,883,180

		143,633,957

Food & Staples Retailing — 2.3%
Costco Wholesale Corp.	199,835	9,674,013
Kroger Co.(a)	1,386,200	24,313,948
Wal-Mart Stores, Inc.(e)	405,417	21,414,126
Walgreen Co.	20,909	802,278
Whole Foods Market, Inc.(b)	401,300	38,263,955

		94,468,320

Food Products — 1.3%
Cadbury Schweppes PLC ADR (United Kingdom)(b)	572,700	21,590,790
Hershey Foods Corp.	44,382	2,464,976
Kellogg Co.	372,047	16,615,619
McCormick & Co., Inc.	5,580	215,388
Sara Lee Corp.	573,884	13,853,560

		54,740,333

Gas Utilities — 0.5%
El Paso Corp.	1,284,100	13,354,640
Kinder Morgan, Inc.	13,053	954,566
Sempra Energy	162,332	5,954,338

		20,263,544

Health Care Equipment & Supplies — 0.7%
Boston Scientific Corp.(a)	103,061	3,663,818
Fisher Scientific International, Inc.(a)	172,000	10,729,360
Guidant Corp.	22,283	1,606,604
Medtronic, Inc.	130,916	6,502,598
Smith & Nephew PLC, ADR (United Kingdom)	38,996	2,018,433
Zimmer Holdings, Inc.(a)	37,882	3,035,106

		27,555,919

Health Care Providers & Services — 1.9%
Aetna, Inc.	27,854	3,474,787
Cardinal Health, Inc.	11,142	647,907
Caremark Rx, Inc.(a)	803,400	31,678,062
Coventry Heath Care, Inc.(a)	147,500	7,829,300
UnitedHealth Group, Inc.	91,914	8,091,189
WellPoint, Inc.(a)	220,771	25,388,665

		77,109,910

Hotels, Restaurants & Leisure — 1.1%
Carnival Corp.	53,480	3,082,052
Ctrip.com International Ltd. ADR (Cayman Islands)(a)	18,300	842,166
International Game Technology	28,523	980,621
Marriott International, Inc. (Class “A” Stock)	20,389	1,284,099
McDonald’s Corp.	368,433	11,811,962
Starbucks Corp.(a)	432,500	26,970,700

		44,971,600

Household Durables — 0.4%
Black & Decker Corp.	6,964	615,130
Centex Corp.	9,136	544,323
Fortune Brands, Inc.	12,312	950,240
Leggett & Platt, Inc.	15,933	452,975

SEE NOTES TO FINANCIAL STATEMENTS.

B27

EQUITY PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Household Durables (cont’d.)
Maytag Corp.	6,239	$131,643
Newell Rubbermaid, Inc.	469,559	11,358,632
Snap-on, Inc.	4,902	168,433
Stanley Works	7,131	349,348
Whirlpool Corp.	5,404	374,011

		14,944,735

Household Products — 1.4%
Clorox Co.	80,777	4,760,189
Colgate-Palmolive Co.	103,084	5,273,777
Kimberly-Clark Corp.	251,831	16,572,998
Procter & Gamble Co.	587,144	32,339,892

		58,946,856

Industrial Conglomerates — 4.2%
3M Co.	104,190	8,550,873
General Electric Co.	2,956,700	107,919,550
Tyco International, Ltd.(b)	1,632,428	58,342,977

		174,813,400

Insurance — 3.2%
Allstate Corp.	125,233	6,477,051
American International Group, Inc.	963,478	63,271,600
Berkshire Hathaway, Inc. (Class “A” Stock)(a)	122	10,723,800
Chubb Corp.	177,431	13,644,444
Loews Corp.	424,500	29,842,350
MetLife, Inc.	197,745	8,010,650
SAFECO Corp.	44,121	2,304,881

		134,274,776

Internet & Catalog Retail — 1.3%
eBay, Inc.(a)(b)	472,756	54,972,067
InterActiveCorp(a)	4,277	118,131

		55,090,198

Internet Software & Services — 2.1%
Google, Inc. (Class “A” Stock)(a)(b)	117,800	22,747,180
GTECH Holdings Corp.	11,142	289,135
SINA Corp. (Cayman Islands)(a)	22,600	724,556
Yahoo!, Inc.(a)(b)	1,726,563	65,056,894

		88,817,765

IT Consulting & Services — 0.2%
Accenture, Ltd. (Class “A” Stock) (Bermuda)(a)	50,639	1,367,253
Affiliated Computer Services, Inc. (Class “A” Stock)(a)	21,245	1,278,737
First Data Corp.	137,015	5,828,618

		8,474,608

Leisure Equipment & Products — 0.3%
Mattel, Inc.	688,600	13,420,814

Machinery — 1.5%
Caterpillar, Inc.	48,411	4,720,557
Danaher Corp.	122,335	7,023,252
Deere & Co.	334,762	24,906,293
Dover Corp.	74,802	3,137,196
Eaton Corp.	102,721	7,432,892

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Machinery (cont’d.)
Illinois Tool Works, Inc.	24,898	$2,307,547
Ingersoll-Rand Co. (Class “A” Stock) (Bermuda)	26,768	2,149,470
Navistar International Corp.(a)	179,100	7,876,818
PACCAR, Inc.	34,009	2,737,044

		62,291,069

Media — 3.0%
Clear Channel Communications, Inc.	57,826	1,936,593
Comcast Corp. (Class “A” Stock)(a)	444,690	14,799,283
Comcast Corp. (Special Class “A” Stock)(a)	238,326	7,826,626
DreamWorks Animation SKG, Inc. (Class “A” Stock)(a)(b)	26,300	986,513
Gannett Co., Inc.	18,969	1,549,767
Liberty Media Corp. (Class “A” Stock)(a)	1,056,168	11,596,725
Liberty Media International, Inc. (Class “A” Stock)(a)	8,227	380,334
McGraw Hill, Inc.	12,646	1,157,615
New York Times Co. (Class “A” Stock)	21,225	865,980
News Corp. (Class “A” Stock)	841,703	15,706,178
Omnicom Group, Inc.	32,500	2,740,400
Time Warner, Inc.(a)	896,378	17,425,588
Tribune Co.	28,969	1,220,754
Univision Communications, Inc. (Class “A” Stock)(a)(b)	767,000	22,450,090
Viacom, Inc. (Class “B” Stock)	549,058	19,980,220
Walt Disney Co.	115,261	3,204,256

		123,826,922

Metals & Mining — 4.5%
Alcan, Inc. (Canada)	11,554	566,608
Alcoa, Inc.	69,285	2,176,935
Alumina, Ltd. ADR (Australia)	1,554,300	28,816,722
Barrick Gold Corp. (Canada)	780,158	18,895,427
Companhia Vale do Rio Doce, ADR (Brazil)(b)	2,023,400	58,698,834
Freeport-McMoRan Copper & Gold, Inc. (Class “B” Stock)(b)	1,152,480	44,059,310
Newmont Mining Corp.(b)	557,615	24,763,682
Phelps Dodge Corp.	19,052	1,884,624
Placer Dome, Inc.	229,200	4,322,712

		184,184,854

Multi-line Retail — 1.2%
Family Dollar Stores, Inc.	112,987	3,528,584
Federated Department Stores, Inc.	22,867	1,321,484
J.C. Penney Co., Inc.	194,500	8,052,300
Kohl’s Corp.(a)	34,577	1,700,151
Target Corp.(b)	708,536	36,794,274

		51,396,793

Multi-Utilities — 0.1%
Duke Energy Corp.	85,235	2,159,003

Office Electronics — 0.6%
Xerox Corp.(a)(b)	1,472,300	25,043,823

SEE NOTES TO FINANCIAL STATEMENTS.

B28

EQUITY PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Oil & Gas — 6.8%
Amerada Hess Corp.	23,398	$1,927,527
Apache Corp.	545,560	27,588,969
Burlington Resources, Inc.	92,208	4,011,048
ChevronTexaco Corp.	359,278	18,865,688
ConocoPhillips, Inc.	51,586	4,479,212
EOG Resources, Inc.	27,353	1,951,910
ExxonMobil Corp.(e)	1,063,061	54,492,507
Kerr-McGee Corp.	328,600	18,989,794
Nexen, Inc. (Canada)	631,600	25,674,540
Occidental Petroleum Corp.	62,596	3,653,103
Suncor Energy, Inc. (Canada)	1,381,200	48,877,753
Total SA, ADR (France)	633,000	69,528,720
Transocean, Inc.(a)	26,105	1,106,591

		281,147,362

Paper & Forest Products — 0.4%
International Paper Co.	344,463	14,467,446
Neenah Paper, Inc.(a)	2,419	78,859
Weyerhaeuser Co.	24,289	1,632,707

		16,179,012

Personal Products — 0.4%
Alberto-Culver Co.	8,614	418,382
Avon Products, Inc.	77,692	3,006,680
Estee Lauder Cos., Inc. (Class “A” Stock)	241,300	11,044,301
Gillette Co.	19,411	869,225

		15,338,588

Pharmaceuticals — 8.1%
Abbott Laboratories	172,697	8,056,315
Allergan, Inc.(b)	313,300	25,399,231
Barr Pharmaceuticals, Inc.(a)	42,183	1,921,014
Eli Lilly & Co.	814,305	46,211,809
Forest Laboratories, Inc.(a)	45,681	2,049,250
GlaxoSmithKline PLC, ADR (United Kingdom)	328,800	15,581,832
Johnson & Johnson	304,581	19,316,527
Medco Health Solutions, Inc.(a)	38,996	1,622,234
Merck & Co., Inc.	893,545	28,718,536
Novartis AG, ADR (Switzerland)	608,300	30,743,482
Pfizer, Inc.(e)	1,220,487	32,818,895
Roche Holdings AG, ADR (Switzerland).	310,000	35,686,394
Sepracor, Inc.(a)(b)	786,700	46,706,379
Teva Pharmaceutical Industries, Ltd., ADR (Israel)	723,309	21,598,007
Wyeth	483,345	20,585,663

		337,015,568

Road & Rail — 0.1%
Burlington Northern Santa Fe Corp.	41,224	1,950,307

Semiconductors & Semiconductor Equipment — 2.5%
Analog Devices, Inc.	78,400	2,894,528
Intel Corp.	830,298	19,420,670
KLA-Tencor Corp.(a)	30,361	1,414,215
Linear Technology Corp.	45,236	1,753,347

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Semiconductors & Semiconductor Equipment (cont’d.)
Marvell Technology Group Ltd. (Bermuda)(a)(b)	816,300	$28,954,161
Maxim Integrated Products, Inc.	436,400	18,498,996
Microchip Technology, Inc.	39,386	1,050,031
National Semiconductor Corp.	105,847	1,899,954
Novellus Systems, Inc.(a)	51,308	1,430,980
Texas Instruments, Inc.(b)	685,016	16,865,094
Xilinx, Inc.	264,584	7,844,916

		102,026,892

Software — 7.9%
Adobe Systems, Inc.	327,300	20,534,802
BMC Software, Inc.(a)	467,100	8,688,060
Electronic Arts, Inc.(a)(b)	753,400	46,469,712
Intuit, Inc.(a)	48,314	2,126,299
Mercury Interactive Corp.(a)	517,300	23,563,015
Microsoft Corp.	4,746,998	126,792,317
NAVTEQ Corp.(a)	313,200	14,519,952
Novell, Inc.(a)	173,406	1,170,490
Oracle Corp.(a)	1,076,185	14,765,258
SAP AG, ADR (Germany)	844,800	37,348,608
Siebel Systems, Inc.(a)	110,083	1,155,872
Symantec Corp.(a)(b)	635,700	16,375,632
VERITAS Software Corp.(a)	480,400	13,715,420

		327,225,437

Specialty Retail — 1.6%
Bed Bath & Beyond, Inc.(a)	737,191	29,362,318
Best Buy Co., Inc.	306,231	18,196,246
Home Depot, Inc.	212,798	9,094,986
Lowe’s Cos., Inc.	118,050	6,798,499
Ross Stores, Inc.	54,093	1,561,665
Staples, Inc.	22,091	744,688
The Gap, Inc.	21,789	460,184
Tiffany & Co.	5,571	178,105

		66,396,691

Textiles & Apparel — 0.0%
NIKE, Inc. (Class “B” Stock)	19,943	1,808,631

Tobacco — 0.8%
Altria Group, Inc.	510,199	31,173,159

Wireless Telecommunication Services — 1.2%
Nextel Communications, Inc. (Class “A” Stock)(a)	1,510,072	45,302,160
Vodafone Group PLC, ADR (United Kingdom)	122,079	3,342,523

		48,644,683

TOTAL LONG-TERM INVESTMENTS
(cost $3,358,476,899)		4,077,104,426

SHORT-TERM INVESTMENTS — 12.7%
Mutual Fund — 11.3%
Dryden Core Investment Fund —Taxable Money Market Series (Note 4)(c)	468,331,153	468,331,153

SEE NOTES TO FINANCIAL STATEMENTS.

B29

EQUITY PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

SHORT-TERM INVESTMENTS (Continued)	Principal Amount (000)	Value (Note 2)
Repurchase Agreement — 1.4%
State Street Bank & Trust Co., 1.75%, 01/03/05(d)	$57,470	$57,470,881

TOTAL SHORT-TERM INVESTMENTS (cost $525,802,034)		525,802,034

TOTAL INVESTMENTS — 111.3% (cost $3,884,278,933; Note 6)		4,602,906,460

VARIATION MARGIN ON OPEN FUTURES CONTRACTS, NET(f)		(11,000)
LIABILITIES IN EXCESS OF OTHER ASSETS — (11.3)%		(466,041,937)

NET ASSETS — 100%		$4,136,853,523

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 was as follows:

Mutual Fund	11.3%
Pharmaceuticals	8.1
Software	7.9
Oil & Gas	6.8
Diversified Financial Services	5.2
Metals & Mining	4.5
Industrial Conglomerates	4.2
Capital Markets	3.7
Energy Equipment & Services	3.5
Communications Equipment	3.2
Commercial Banks	3.2
Biotechnology	3.2
Insurance	3.2
Media	3.0
Computers & Peripherals	2.8
Aerospace/Defense	2.5
Semiconductors & Semiconductor Equipment	2.5
Food & Staples Retailing	2.3

Internet Software & Services	2.1%
Health Care Providers & Services	1.9
Specialty Retail	1.6
Consumer Finance	1.6
Machinery	1.5
Household Products	1.4
Repurchase Agreement	1.4
Internet & Catalog Retail	1.3
Electric Utilities	1.3
Food Products	1.3
Multi-line Retail	1.2
Wireless Telecommunication Services	1.2
Beverages	1.2
Commercial Services & Supplies	1.1
Diversified Telecommunication Services	1.1
Hotels, Restaurants & Leisure	1.1
Air Freight & Logistics	1.1
Chemicals	1.0
Tobacco	0.8
Electronic Equipment & Instruments	0.7
Health Care Equipment & Supplies	0.7
Office Electronics	0.6
Gas Utilities	0.5
Paper & Forest Products	0.4
Household Durables	0.4
Personal Products	0.4
Leisure Equipment & Products	0.3
Building & Building Products	0.3
IT Consulting & Services	0.2
Automobiles	0.1
Containers & Packaging	0.1
Electrical Equipment	0.1
Multi-Utilities	0.1
Road & Rail	0.1
Textiles & Apparel	0.0

111.3
Liabilities in excess of other assets	(11.3)

100.0%

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt

(a)	Non-income producing security.

(b)	Portion of securities on loan with an aggregate market value of $442,278,355; cash collateral $458,644,678 was received with which the portfolio purchased securities.

(c)	Represents security purchased with cash collateral received for securities on loan.

(d)	State Street Bank & Trust Company Repurchase Agreement, repurchase price $57,479,262 due 01/03/2005. The value of the collateral including accrued interest was $59,291,665. Collateralized by United States Treasury or federal agency obligations.

(e)	Security segregated as collateral for futures contracts.

(f)	Open futures contracts as of December 31, 2004 were as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2004	Unrealized Depreciation
Long Positions:
44	S&P 500 Index	Mar 05	$13,355,650	$13,350,700	$(4,950)

SEE NOTES TO FINANCIAL STATEMENTS.

B30

FLEXIBLE MANAGED PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS — 92.7%		Value (Note 2)
COMMON STOCKS — 71.1%	Shares
Aerospace/Defense — 1.9%
Alliant Techsystems, Inc.(a)	2,300	$150,374
Armor Holdings, Inc.(a)(b)	19,500	916,890
General Dynamics Corp.	122,400	12,803,040
Lockheed Martin Corp.(b)	227,400	12,632,070
Northrop Grumman Corp.(b)	309,400	16,818,984
The Boeing Co.(b)	109,300	5,658,461
United Technologies Corp.	242,500	25,062,375

		74,042,194

Apparel — 0.3%
Liz Claiborne, Inc.	91,900	3,879,099
NIKE, Inc. (Class “B” Stock)	24,900	2,258,181
Quiksilver, Inc.(a)(b)	39,300	1,170,747
The Timberland Co. (Class “A” Stock)(a)	31,300	1,961,571
V.F. Corp.(b)	47,800	2,647,164

		11,916,762

Autos – Cars & Trucks — 0.9%
American Axle & Manufacturing Holdings, Inc.	52,000	1,594,320
Dana Corp.	120,600	2,089,998
Ford Motor Co.(b)	1,328,200	19,444,848
Navistar International Corp.(a)	30,100	1,323,798
PACCAR, Inc.	130,300	10,486,544
Winnebago Industries, Inc.(b)	34,200	1,335,852

		36,275,360

Banks & Savings & Loans — 4.7%
AmSouth Bancorporation(b)	50,800	1,315,720
Bank of America Corp.	851,882	40,029,935
BB&T Corp.(b)	216,000	9,082,800
CapitalSource, Inc.(a)	33,400	857,378
Comerica, Inc.(b)	125,700	7,670,214
Commerce Bancorp, Inc.(b)	75,200	4,842,880
First Horizon National Corp.(b)	94,500	4,073,895
Golden West Financial Corp.	22,800	1,400,376
Huntington Bancshares, Inc.(b)	124,100	3,075,198
KeyCorp(b)	228,600	7,749,540
National City Corp.(b)	225,500	8,467,525
New York Community Bancorp, Inc.(b)	136,300	2,803,691
Popular, Inc.	54,200	1,562,586
Regions Financial Corp.	19,236	684,609
Sovereign Bancorp, Inc.	86,000	1,939,300
SunTrust Banks, Inc.(b)	146,100	10,793,868
U.S. Bancorp(b)	872,032	27,312,043
Wachovia Corp.	379,300	19,951,180
Wells Fargo & Co.	421,500	26,196,225
Zions Bancorp	13,800	938,814

		180,747,777

Chemicals — 0.8%
Cabot Microelectronics Corp.(a)(b)	80,400	3,220,020
Cytec Industries, Inc.(b)	17,900	920,418
Eastman Chemical Co.	17,000	981,410
Engelhard Corp.	72,600	2,226,642
FMC Corp.(a)	22,100	1,067,430

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Chemicals (cont’d.)
Lubrizol Corp.	36,700	$1,352,762
Lyondell Chemical Co.	14,300	413,556
MacDermid, Inc.	8,800	317,680
Olin Corp.	15,600	343,512
OM Group, Inc.(a)	27,500	891,550
PPG Industries, Inc.	13,400	913,344
RPM, Inc.	28,100	552,446
Sigma-Aldrich Corp.(b)	30,700	1,856,122
The Dow Chemical Co.	302,500	14,976,775
The Mosaic Co.(a)(b)	72,500	1,183,200

		31,216,867

Commercial Services — 0.3%
Banta Corp.	2,700	120,852
Convergys Corp.(a)	101,300	1,518,487
Deluxe Corp.(b)	41,700	1,556,661
Paychex, Inc.	70,500	2,402,640
Polycom, Inc.(a)(b)	142,700	3,327,764
Robert Half International, Inc.	73,800	2,171,934
SOURCECORP, Inc.(a)	2,400	45,864

		11,144,202

Computers — 2.1%
Dell, Inc.(a)	247,500	10,429,650
Hewlett-Packard Co.(b)	851,765	17,861,512
International Business Machines Corp.	549,500	54,169,710
PalmOne, Inc.(a)(b)	15,500	489,025

		82,949,897

Computer Services — 5.5%
Adobe Systems, Inc.	8,900	558,386
Automatic Data Processing, Inc.	27,600	1,224,060
Cisco Systems, Inc.(a)	2,364,300	45,630,990
Citrix Systems, Inc.(a)	12,300	301,719
Computer Sciences Corp.(a)(b)	4,200	236,754
Electronic Data Systems Corp.(b)	83,100	1,919,610
EMC Corp.(a)(b)	1,591,700	23,668,579
Intuit, Inc.(a)(b)	219,300	9,651,393
Lexmark International, Inc.(a)	37,800	3,213,000
Microsoft Corp.	3,169,800	84,665,358
NCR Corp.(a)	34,900	2,416,127
Network Appliance, Inc.(a)(b)	482,000	16,012,040
Oracle Corp.(a)	1,834,200	25,165,224

		214,663,240

Construction — 0.8%
D.R. Horton, Inc.	59,900	2,414,569
KB HOME(b)	77,300	8,070,120
M.D.C. Holdings, Inc.	22,720	1,963,917
Masco Corp.(b)	398,000	14,538,940
NVR, Inc.(a)(b)	2,000	1,538,800
Standard Pacific Corp.	59,000	3,784,260

		32,310,606

Consumer Products — 0.3%
Coach, Inc.(a)	194,600	10,975,440
NBTY, Inc.(a)	17,500	420,175
Yankee Candle, Inc.(a)	38,000	1,260,840

		12,656,455

SEE NOTES TO FINANCIAL STATEMENTS.

B31

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Containers & Packaging — 0.2%
Ball Corp.	101,200	$4,450,776
Pactiv Corp.(a)	75,600	1,911,924

		6,362,700

Cosmetics & Soaps — 1.3%
Avon Products, Inc.(b)	106,600	4,125,420
Gillette Co.(b)	340,500	15,247,590
Nu Skin Enterprises, Inc. (Class “A” Stock)	41,100	1,043,118
Procter & Gamble Co.	533,000	29,357,640

		49,773,768

Distribution/Wholesale — 0.1%
W.W. Grainger, Inc.	56,700	3,777,354

Diversified Operations — 3.7%
3M Co.(b)	145,200	11,916,564
Carlisle Cos., Inc.	7,900	512,868
Cooper Industries, Ltd. (Class “A” Stock) (Bermuda)	67,500	4,582,575
Eaton Corp.(b)	90,500	6,548,580
General Electric Co.	2,043,700	74,595,050
Illinois Tool Works, Inc.(b)	85,500	7,924,140
Ingersoll-Rand Co. (Class “A” Stock)	154,900	12,438,470
Tyco International Ltd.(b)	719,650	25,720,291

		144,238,538

Drugs & Medical Supplies — 6.4%
Abbott Laboratories	258,700	12,068,355
American Medical Systems Holdings, Inc.(a)	10,200	426,462
Amgen, Inc.(a)	98,208	6,300,043
Applera Corp. — Applied Biosystems Group	124,100	2,594,931
Bausch & Lomb, Inc.(b)	68,100	4,389,726
Becton, Dickinson & Co.	175,700	9,979,760
Biogen Idec, Inc.(a)	38,300	2,551,163
Biomet, Inc.(b)	6,100	264,679
Biosite, Inc.(a)(b)	25,600	1,575,424
C.R. Bard, Inc.	85,400	5,463,892
Cephalon, Inc.(a)(b)	91,200	4,640,256
Charles River Laboratories International, Inc.(a)	10,400	478,504
Dade Behring Holdings, Inc.(a)	27,400	1,534,400
Edwards Lifesciences Corp.(a)(b)	37,700	1,555,502
Fisher Scientific International, Inc.(a)(b)	76,432	4,767,828
Guidant Corp.	23,600	1,701,560
Hospira, Inc.(a)	16,320	546,720
Immucor Corp.(a)	19,050	447,866
Invitrogen Corp.(a)	85,800	5,759,754
Johnson & Johnson	816,998	51,814,013
Kensey Nash Corp.(a)	18,100	624,993
Lilly (Eli) & Co.	33,800	1,918,150
Medtronic, Inc.(b)	388,300	19,286,861
Merck & Co., Inc.	1,017,000	32,686,380
Pfizer, Inc.	2,357,065	63,381,478
Respironics, Inc.(a)	5,900	320,724
Stryker Corp.(b)	88,600	4,274,950

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Drugs & Medical Supplies (cont’d.)
Techne Corp.(a)	24,000	$933,600
Varian Medical Systems, Inc.(a)(b)	107,000	4,626,680
Ventana Medical Systems, Inc.(a)(b)	12,600	806,274
Zimmer Holdings, Inc.(a)	12,100	969,452

		248,690,380

Electronics — 1.3%
Amphenol Corp. (Class “A” Stock)(a)	60,400	2,219,096
Cree, Inc.(a)(b)	273,800	10,973,904
Emerson Electric Co.	202,600	14,202,260
IDEXX Laboratories, Inc.(a)	22,000	1,200,980
PerkinElmer, Inc.	108,700	2,444,663
Taser International, Inc.(a)(b)	438,000	13,836,420
Tech Data Corp.(a)	56,700	2,574,180
Waters Corp.(a)	41,000	1,918,390

		49,369,893

Financial Services — 6.4%
A.G. Edwards, Inc.	25,100	1,084,571
American Express Co.	96,300	5,428,431
Ameritrade Holding Corp.(a)	260,400	3,702,888
Bear, Stearns & Co., Inc.(b)	95,200	9,739,912
CIT Group, Inc.	98,600	4,517,852
Citigroup, Inc.	1,553,962	74,869,889
Countrywide Credit Industries, Inc.	223,300	8,264,333
Fannie Mae(b)	72,800	5,184,088
Goldman Sachs Group, Inc.	202,500	21,068,100
J.P. Morgan Chase & Co.	536,094	20,913,027
Lehman Brothers Holdings, Inc.	233,200	20,400,336
Marshall & Ilsley Corp.	22,200	981,240
MBNA Corp.	91,650	2,583,613
Merrill Lynch & Co., Inc.	290,200	17,345,254
Moody’s Corp.(b)	54,900	4,768,065
Morgan Stanley	299,590	16,633,237
PNC Financial Services Corp.	194,600	11,177,824
Providian Financial Corp.(a)(b)	213,700	3,519,639
SLM Corp.(b)	171,100	9,135,029
Washington Mutual, Inc.(b)	204,500	8,646,260

		249,963,588

Food & Beverage — 2.7%
Adolph Coors Co. (Class “B” Stock)	23,100	1,747,977
Anheuser Busch Cos., Inc.	300,900	15,264,657
Archer-Daniels-Midland Co.	347,779	7,758,950
Chiquita Brands International, Inc.	26,400	582,384
Coca-Cola Co.	830,200	34,561,226
Coca-Cola Enterprises Inc.(b)	272,400	5,679,540
Dean Foods Co.(a)	43,500	1,433,325
Del Monte Foods Co.(a)	33,500	369,170
General Mills, Inc.(b)	10,700	531,897
H.J. Heinz Co.	40,700	1,586,893
Kellogg Co.	13,600	607,376
Pepsi Bottling Group, Inc.(b)	210,200	5,683,808
PepsiAmericas, Inc.	2,900	61,596
PepsiCo, Inc.	148,720	7,763,184
Pilgrim’s Pride Corp.(b)	46,800	1,435,824
Sanderson Farms, Inc.(b)	25,700	1,112,296
Sara Lee Corp.	63,600	1,535,304

SEE NOTES TO FINANCIAL STATEMENTS.

B32

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Food & Beverage (cont’d.)
Smithfield Foods, Inc.(a)	63,900	$1,890,801
SUPERVALU, Inc.(b)	114,800	3,962,896
The Kroger Co.(a)	484,000	8,489,360
Tyson Foods, Inc. (Class “A” Stock)(b)	160,843	2,959,511

		105,017,975

Forest Products — 0.4%
Georgia-Pacific Corp.	200,200	7,503,496
Louisiana-Pacific Corp.(b)	145,000	3,877,300
Temple-Inland, Inc.	37,000	2,530,800
Weyerhaeuser Co.	20,200	1,357,844

		15,269,440

Gas Pipelines — 0.2%
Sempra Energy	169,573	6,219,938

Healthcare — 1.1%
Aetna, Inc.	69,600	8,682,600
Express Scripts, Inc.(a)(b)	66,300	5,067,972
Manor Care, Inc.	59,900	2,122,257
Select Medical Corp.	60,100	1,057,760
UnitedHealth Group, Inc.	3,500	308,105
WellChoice, Inc.(a)	9,000	480,600
WellPoint, Inc.(a)	210,900	24,253,500

		41,972,794

Hospital Management — 0.1%
AmSurg Corp.(a)	10,600	313,124
HCA, Inc.	52,800	2,109,888
Humana, Inc.(a)	70,900	2,105,021
Pediatrix Medical Group, Inc.(a)	14,400	922,320

		5,450,353

Household & Personal Care Products — 0.3%
Kimberly-Clark Corp.	140,200	9,226,562
USANA Health Sciences, Inc.(a)(b)	19,500	666,900

		9,893,462

Insurance — 2.8%
ACE, Ltd.	198,000	8,464,500
Allmerica Financial Corp.(a)	10,700	351,281
Allstate Corp.	288,100	14,900,532
American Financial Group, Inc.	27,600	864,156
American International Group, Inc.	420,835	27,636,234
AmerUs Group Co.	12,900	584,370
Assurant, Inc.	25,900	791,245
CIGNA Corp.	36,700	2,993,619
Everest Re Group Ltd. (Bermuda)	21,400	1,916,584
Genworth Financial, Inc. (Class “A” Stock)	91,300	2,465,100
LandAmerica Financial Group, Inc.(b)	26,600	1,434,538
Lincoln National Corp.	6,500	303,420
Loews Corp.	66,900	4,703,070
MetLife, Inc.(b)	260,700	10,560,957
MGIC Investment Corp.	63,200	4,355,112
Odyssey Re Holdings Corp.(b)	12,200	307,562
Principal Financial Group, Inc.	52,400	2,145,256
SAFECO Corp.(b)	24,300	1,269,432
The Chubb Corp.(b)	109,300	8,405,170
The Hartford Financial Services Group, Inc.	47,200	3,271,432

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Insurance (cont’d.)
UnumProvident Corp.(b)	341,570	$6,127,766
XL Capital Ltd. (Class “A” Stock)(b)	47,000	3,649,550

		107,500,886

Internet Software & Services — 0.6%
EarthLink, Inc.(a)	174,800	2,013,696
Internet Security Systems, Inc.(a)	85,400	1,985,550
Overstock.com, Inc.(a)(b)	116,600	8,045,400
Priceline.com, Inc.(a)(b)	35,800	844,522
Yahoo!, Inc.(a)(b)	276,000	10,399,680

		23,288,848

Leisure — 0.2%
Brunswick Corp.	71,600	3,544,200
Harrah’s Entertainment, Inc.	5,200	347,828
Marvel Enterprises, Inc.(a)	86,600	1,773,568
Sabre Holdings Corp. (Class “A” Stock)(b)	144,400	3,199,904

		8,865,500

Machinery — 0.6%
Caterpillar, Inc.	58,900	5,743,339
Cummins, Inc.(b)	22,300	1,868,517
Deere & Co.	200,600	14,924,640
Zebra Technologies Corp. (Class “A” Stock)(a)	16,300	917,364

		23,453,860

Manufacturing — 0.3%
CARBO Ceramics, Inc.	11,800	814,200
Dover Corp.	2,300	96,462
Grant Prideco, Inc.(a)	70,300	1,409,515
Harman International Industries, Inc.	400	50,800
Hasbro, Inc.(b)	140,800	2,728,704
Maverick Tube Corp.(a)	22,900	693,870
Parker Hannifin Corp.(b)	13,400	1,014,916
Terex Corp.(a)	4,900	233,485
Thermo Electron Corp.(a)	109,200	3,296,748

		10,338,700

Media — 2.2%
Clear Channel Communications, Inc.(b)	509,500	17,063,155
Comcast Corp. (Special Class “A” Stock)(a)	89,782	2,987,945
EchoStar Communications Corp. (Class “A” Stock)	84,800	2,818,752
Gannett Co., Inc.(b)	164,200	13,415,140
Knight-Ridder, Inc.(b)	33,000	2,209,020
Liberty Media Corp. (Class “A” Stock)(a)	669,200	7,347,816
Time Warner, Inc.(a)	1,898,450	36,905,868
Walt Disney Co.	81,500	2,265,700

		85,013,396

Media & Entertainment
Viacom, Inc. (Class “B” Stock)	49,738	1,809,966

Metals – Non Ferrous — 0.1%
Century Aluminum Co.(a)	15,900	417,534
Mueller Industries, Inc.	30,600	985,320

SEE NOTES TO FINANCIAL STATEMENTS.

B33

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Metals – Non Ferrous (cont’d)
Phelps Dodge Corp.	16,700	$1,651,964

		3,054,818

Metal – Steel — 1.1%
Commercial Metals Co.(b)	13,800	697,728
International Steel Group, Inc.(a)(b)	52,700	2,137,512
Nucor Corp.(b)	341,700	17,884,578
Reliance Steel & Aluminum Co.	25,000	974,000
Steel Dynamics, Inc.(b)	28,900	1,094,732
United States Steel Corp.(b)	352,300	18,055,375

		40,843,925

Miscellaneous Consumer Growth — 0.1%
Energizer Holdings, Inc.(a)(b)	52,400	2,603,756

Office Equipment & Supplies — 0.2%
Office Depot, Inc.(a)	34,100	591,976
Xerox Corp.(a)(b)	510,200	8,678,502

		9,270,478

Oil & Gas — 5.5%
Amerada Hess Corp.	41,900	3,451,722
Anadarko Petroleum Corp.(b)	100,300	6,500,443
Apache Corp.	320,600	16,212,742
Atwood Oceanics, Inc.(a)	13,900	724,190
Burlington Resources, Inc.	18,700	813,450
Cal Dive International, Inc.(a)	18,100	737,575
Chesapeake Energy Corp.	96,000	1,584,000
ChevronTexaco Corp.	393,556	20,665,625
Conoco, Inc. (Class “B” Stock)	333,767	28,980,989
Devon Energy Corp.	338,824	13,187,030
Diamond Offshore Drilling, Inc.(b)	153,600	6,151,680
Exxon Mobil Corp.	1,269,616	65,080,516
Houston Exploration Co.(a)	3,700	208,347
Marathon Oil Corp.	52,000	1,955,720
Newfield Exploration Co.(a)	36,700	2,167,135
Noble Corp.(a)(b)	39,700	1,974,678
Occidental Petroleum Corp.	206,900	12,074,684
Pogo Producing Co.	47,100	2,283,879
Pride International, Inc.(a)	26,600	546,364
Schlumberger Ltd.	358,200	23,981,490
Smith International, Inc.(a)	24,200	1,316,722
Todco (Class “A” Stock)(a)	33,300	613,386
Unit Corp.(a)	30,200	1,153,942
Weatherford International Ltd.(a)	29,200	1,497,960

		213,864,269

Pharmaceuticals — 1.0%
Bristol-Myers Squibb Co.(b)	296,800	7,604,016
First Horizon Pharmaceutical Corp.(a)(b)	69,900	1,600,011
Gilead Sciences, Inc.(a)	53,900	1,885,961
Medicis Pharmaceutical Corp. (Class “A” Stock)(b)	51,200	1,797,632
Pharmion Corp.(a)	44,600	1,882,566
United Therapeutics Corp.(a)(b)	51,300	2,316,195
Wyeth	514,000	21,891,260

		38,977,641

Photography
Eastman Kodak Co.(b)	57,000	1,838,250

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Railroads
Norfolk Southern Corp.	24,400	$883,036

Real Estate Investment Trust — 0.3%
American Home Mortgage Investment Corp.	7,300	250,025
Boykin Lodging Co.(a)	9,800	89,768
Equity Office Properties Trust	10,500	305,760
General Growth Properties, Inc.	88,300	3,192,928
New Century Financial Corp.	54,749	3,499,009
Simon Property Group, Inc.	72,000	4,656,240
Sizeler Property Investors, Inc.	4,000	47,120
Thornburg Mortgage, Inc.(b)	33,000	955,680

		12,996,530

Restaurants — 1.1%
CEC Entertainment, Inc.(a)	36,150	1,444,915
Darden Restaurants, Inc.	142,600	3,955,724
Jack in the Box, Inc.(a)(b)	23,300	859,071
McDonald’s Corp.	577,400	18,511,444
Ruby Tuesday, Inc.(b)	24,000	625,920
Starbucks Corp.(a)	210,100	13,101,836
Yum! Brands, Inc.	68,200	3,217,676

		41,716,586

Retail — 5.1%
Albertson’s, Inc.(b)	126,700	3,025,596
American Eagle Outfitters, Inc.	58,100	2,736,510
AutoZone, Inc.(a)(b)	65,000	5,935,150
Bed Bath & Beyond, Inc.(a)	101,700	4,050,711
Best Buy Co., Inc.(b)	55,600	3,303,752
Circuit City Stores, Inc.	119,800	1,873,672
Electronics Boutique Holdings Corp.(a)	38,200	1,640,308
Federated Department Stores, Inc.	107,900	6,235,541
GameStop Corp. (Class “A” Stock)(a)(b)	12,900	288,444
Home Depot, Inc.(b)	685,250	29,287,585
J. C. Penney Co., Inc.	408,500	16,911,900
Jones Apparel Group, Inc.(b)	121,100	4,428,627
Kmart Holding Corp.(a)(b)	42,400	4,195,480
Limited Brands	304,600	7,011,892
Lowe’s Cos., Inc.	429,100	24,711,869
Nordstrom, Inc.	19,400	906,562
Pacific Sunwear of California, Inc.(a)	199,300	4,436,418
RadioShack Corp.	26,900	884,472
Reebok International Ltd.(b)	73,700	3,242,800
Safeway, Inc.(a)(b)	331,100	6,535,914
Wal-Mart Stores, Inc.(b)	1,250,000	66,025,000

		197,668,203

Schools — 0.5%
Apollo Group, Inc. (Class “A” Stock)(a)(b)	255,683	20,636,175

Semiconductors — 1.9%
Intel Corp.(b)	2,182,000	51,036,980
Linear Technology Corp.(b)	436,600	16,922,616
MEMC Electronic Materials, Inc.(a)	32,100	425,325
Sigmatel, Inc.(a)	76,700	2,725,151
Skyworks Solutions, Inc.(a)(b)	285,200	2,689,436
Tektronix, Inc.	63,300	1,912,293

		75,711,801

SEE NOTES TO FINANCIAL STATEMENTS.

B34

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Software — 0.2%
First Data Corp.	44,000	$1,871,760
Mercury Interactive Corp.(a)	71,600	3,261,380
The Dun & Bradstreet Corp.(a)	21,300	1,270,545

		6,403,685

Telecommunications — 2.5%
ALLTEL Corp.	73,600	4,324,736
AT&T Corp.(b)	650,100	12,390,906
Avaya, Inc.(a)	299,500	5,151,400
BellSouth Corp.(b)	239,900	6,666,821
CenturyTel, Inc.(b)	142,300	5,047,381
Corning, Inc.(a)(b)	576,100	6,780,697
Crown Castle International Corp.(a)	99,400	1,654,016
Motorola, Inc.	219,400	3,773,680
QUALCOMM, Inc.	88,700	3,760,880
SBC Communications, Inc.	283,550	7,307,083
Scientific–Atlanta, Inc.	78,100	2,578,081
Tellabs, Inc.(a)(b)	419,800	3,606,082
Verizon Communications	766,488	31,050,429
Western Wireless Corp.(a)	53,800	1,576,340

		95,668,532

Tobacco — 0.7%
Altria Group, Inc.	255,700	15,623,270
Reynolds American, Inc.(b)	150,900	11,860,740
UST, Inc.(b)	9,500	457,045

		27,941,055

Trucking & Shipping — 0.9%
CNF, Inc.	12,300	616,230
EGL, Inc.(a)	16,400	490,196
FedEx Corp.	74,500	7,337,505
J.B. Hunt Transport Services, Inc.(b)	82,100	3,682,185
Knight Transportation, Inc.	20,900	518,320
Overseas Shipholding Group, Inc.	20,900	1,153,680
Ryder System, Inc.	7,000	334,390
Swift Transportation Co., Inc.(a)(b)	99,400	2,135,112
United Parcel Service, Inc. (Class “B” Stock)(b)	221,300	18,912,298

		35,179,916

Utilities – Electric — 1.4%
Alliant Energy Corp.	22,000	629,200
American Electric Power Co., Inc.(b)	3,900	133,926
CMS Energy Corp.(a)	93,100	972,895
Constellation Energy Group, Inc.	113,000	4,939,230
Dominion Resources, Inc.	86,400	5,852,736
Exelon Corp.	131,900	5,812,833
FirstEnergy Corp.	36,300	1,434,213
NiSource, Inc.(b)	172,500	3,929,550
PPL Corp.(b)	78,100	4,161,168
Progress Energy, Inc.(b)	119,100	5,388,084
TXU Corp.(b)	281,300	18,160,728
Xcel Energy, Inc.(b)	189,900	3,456,180

		54,870,743

TOTAL COMMON STOCKS (cost $2,441,914,081)		2,764,324,098

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS — 21.6%
Aerospace/Defense — 0.2%
Boeing Capital Corp.,
Sr. Notes
6.10%	03/01/11	A3	$925	$1,008,954
Goodrich Corp.,
Notes
7.625%	12/15/12	Baa3	970	1,150,191
Lockheed Martin Corp.,
Bonds
8.50%	12/01/29	Baa2	120	164,193
Northrop Grumman Corp.,
Notes
7.125%	02/15/11(b)	Baa2	3,500	4,016,645
Raytheon Co.,
Notes
4.50%	11/15/07	Baa3	177	181,094
5.50%	11/15/12	Baa3	595	628,202
6.55%	03/15/10	Baa3	870	957,334
8.30%	03/01/10	Baa3	530	628,046

				8,734,659

Airlines — 0.1%
Continental Airlines, Inc.,
Pass-thru Certs.
6.648%	09/15/17	Baa3	503	488,822
9.558%	09/01/19(b)	Ba2	925	931,420
Southwest Airlines Co.,
Notes
5.25%	10/01/14(b)	Baa1	650	652,388
6.50%	03/01/12	Baa1	1,005	1,104,505

				3,177,135

Asset Backed Securities — 0.5%
American Express Credit Account Master Trust,
Ser. 2004-4, Class C, 144A (cost $1,170,000; purchased 8/6/04)(i)
2.873%	03/15/12(g)	Baa2	1,170	1,173,610
Ser. 2004-C, Class C
2.902%	02/15/12(g)	Baa2	1,490	1,492,183
Bank One Issuance Trust,
Ser. 2003-C1, Class C1
4.54%	09/15/10	Baa2	1,820	1,846,913
Citibank Credit Card Issurance Trust,
Ser. 2003-C3, Class C3
4.45%	04/07/10	Baa2	1,300	1,315,303
Equity One Abs, Inc.,
Ser. 2004-3, Class M1
5.70%	07/25/34	Aa2	1,280	1,300,309
Household Mortgage Loan Trust,
Ser. 2003-HC2, Class M
3.01%	06/20/33(g)	Aa2	1,229	1,230,587
Ser. 2004-HC1, Class M
2.91%	02/20/34(g)	Aa2	872	872,623
Hyundai Auto Receivables Trust,
Ser. 2003-A, Class A4
3.02%	10/15/10	Aaa	2,000	1,977,475
MBNA Master Credit Card Trust,
Ser. 1999-J, Cl. A
7.00%	02/15/12	Aaa	1,830	2,061,317

SEE NOTES TO FINANCIAL STATEMENTS.

B35

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Asset Backed Securities (cont’d.)
Ser. 2000-E, Cl. A
7.80%	10/15/12	Aaa	$2,940	$3,462,807
Prestige Auto Receivables Trust,
Ser. 2004-1, Class A2, 144A
3.69%	06/15/11(j)	Aaa	1,730	1,732,855
Residential Asset Mortgage Products, Inc.,
Ser. 2004-RS11, Class MII1
2.98%	12/25/34(g)	Aa1	1,400	1,400,000
WFS Financial Owner Trust,
Ser. 2004-4, Class D
3.58%	05/17/12	Baa2	1,440	1,436,082

				21,302,064

Automotive — 0.3%
Auburn Hills Trust,
Debs.
12.375%	05/01/20	A3	1,080	1,693,943
DaimlerChrysler NA Holdings Corp.,
Notes
6.50%	11/15/13	A3	460	498,923
Equus Cayman Finance Ltd.
144A, (Cayman Islands), Notes
5.50%	09/12/08(j)	Baa3	315	326,575
Ford Motor Co.,
Notes
7.45%	07/16/31(b)	Baa1	2,225	2,237,767
Ford Motor Credit Co.,
Notes
5.70%	01/15/10	A3	560	565,098
7.00%	10/01/13(b)	A3	755	800,399
General Motors Acceptance Corp.,
Notes
6.75%	12/01/14	Baa1	1,860	1,862,543
Sr. Unsub. Notes
5.85%	01/14/09	Baa1	2,800	2,836,870
6.125%	01/22/08	Baa1	575	591,864
General Motors Corp.,
Notes
7.20%	01/15/11(b)	Baa2	580	594,872
Hyundai Motor Manufacturing LLC,
Gtd. Notes, 144A
5.30%	12/19/08(j)	Baa3	500	515,121

				12,523,975

Banking — 0.5%
Bank of America Corp.,
Sr. Notes
5.375%	06/15/14	Aa2	2,100	2,191,507
Bank One Corp.,
Sub. Notes
7.875%	08/01/10	A1	2,250	2,624,465
Citigroup, Inc.,
Notes
5.625%	08/27/12	Aa2	2,800	2,981,832
6.00%	10/31/33	Aa2	935	967,623
6.625%	06/15/32	Aa2	515	576,805
Sub. Notes, 144A
5.00%	09/15/14(j)	Aa2	454	456,190

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Banking (cont’d.)
HBOS PLC (United Kingdom),
Sub. Notes, 144A
6.00%	11/01/33(j)	Aa3	$170	$177,061
J.P. Morgan Chase & Co.,
Sr. Notes
4.50%	11/15/10	Aa3	740	750,223
5.25%	05/30/07	Aa3	210	218,315
Sub. Notes
6.50%	01/15/09	A1	1,100	1,197,294
Mellon Bank NA,
Sub. Notes
4.75%	12/15/14	A1	615	609,749
Mizuho Financial Ltd.
144A, (Cayman Islands), Bank Gtd.
Notes
5.79%	04/15/14(j)	A2	815	856,075
Santander Central Hispano Issuances,
Bank Gtd. Notes
7.625%	09/14/10	A1	695	809,951
Wachovia Bank NA,
Sub. Notes
7.80%	08/18/10	Aa3	2,100	2,466,370
Wachovia Corp.,
Sub. Notes
5.25%	08/01/14	A1	155	158,860
Washington Mutual Bank,
Sub. Notes
5.125%	01/15/15	A3	500	496,603
Wells Fargo & Co.,
Sub. Notes
5.125%	09/15/16	Aa2	1,060	1,064,903
Wells Fargo Bank,
Sub. Notes
6.45%	02/01/11	Aa1	2,000	2,224,128

				20,827,954

Brokerage — 0.3%
Credit Suisse First Boston USA, Inc.,
Notes
4.875%	01/15/15	Aa3	1,445	1,427,094
Goldman Sachs Group LP,
Notes
5.00%	10/01/14	Aa3	965	963,637
Lehman Brothers Holdings, Inc.,
Notes
6.625%	01/18/12	A1	1,670	1,867,374
Merrill Lynch & Co., Inc.,
Notes
5.00%	01/15/15	Aa3	1,375	1,369,612
5.45%	07/15/14	Aa3	515	532,779
Morgan Stanley,
Notes
4.00%	01/15/10(b)	Aa3	1,365	1,349,494
Sub. Notes
4.75%	04/01/14	A1	1,170	1,140,057
The Goldman Sachs Group, Inc.,
Sub. Notes
6.345%	02/15/34	A1	970	1,010,065

				9,660,112

SEE NOTES TO FINANCIAL STATEMENTS.

B36

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Building Materials & Construction — 0.1%
American Standard, Inc.,
Gtd. Notes
7.625%	02/15/10	Baa3	$770	$880,324
CRH America, Inc.,
Gtd. Notes
6.40%	10/15/33	Baa1	500	546,153
D.R. Horton, Inc.,
Sr. Notes
5.625%	09/15/14(b)	Ba1	1,230	1,226,925
Hanson PLC,
Sr. Unsub.
7.875%	09/27/10	Baa1	800	929,350
The Ryland Group, Inc.,
Sr. Notes
5.375%	06/01/08	Baa3	440	457,600

				4,040,352

Cable — 0.2%
Comcast Corp.,
Notes
7.05%	03/15/33	Baa3	325	371,874
Continental Cablevision, Inc.,
Sr. Notes
8.30%	05/15/06	Baa3	4,000	4,249,236
Cox Communications, Inc.,
Class A, Notes, 144A
4.625%	01/15/10(j)	Baa3	1,220	1,217,187
5.45%	12/15/14(j)	Baa3	660	659,975
Rogers Cablesystems, Inc.
(Canada), Sr. Notes
10.00%	03/15/05	Ba3	1,750	1,774,062

				8,272,334

Capital Goods — 0.3%
Caterpillar, Inc.,
Debs.
7.25%	09/15/09	A2	700	791,909
Cooper Cameron Corp.,
Sr. Notes
2.65%	04/15/07	Baa1	330	321,362
Erac USA Finance Co.,
Notes, 144A
6.70%	06/01/34(j)	Baa1	900	977,461
FedEx Corp.,
Notes
2.65%	04/01/07	Baa2	1,600	1,567,083
Honeywell International, Inc.,
Bonds
6.125%	11/01/11	A2	1,095	1,206,062
Hutchison Whampoa International Ltd.,
Gtd. Notes, 144A
5.45%	11/24/10(j)	A3	825	854,435
Roper Industries Bank Loan,
3.72%	12/13/09	Ba2	1,350	1,354,219
Tyco International Group SA,
Gtd. Notes
6.00%	11/15/13	Baa3	1,265	1,378,168

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Capital Goods (cont’d.)
United Technologies Corp.,
Debs.
8.875%	11/15/19	A2	$460	$625,585
Notes
6.35%	03/01/11	A2	825	919,097
Waste Management, Inc.,
Gtd. Notes
7.75%	05/15/32	Baa3	540	668,740

				10,664,121

Chemicals — 0.2%
Eastman Chemical Co.,
Notes
3.25%	06/15/08	Baa2	710	692,919
7.00%	04/15/12(b)	Baa2	445	507,172
ICI Wilmington, Inc.,
Gtd. Notes
5.625%	12/01/13	Baa3	1,470	1,522,467
Lubrizol Corp.,
Sr. Notes
4.625%	10/01/09	Baa3	860	858,673
5.50%	10/01/14	Baa3	630	633,713
The Dow Chemical Co.,
Notes
5.75%	11/15/09	A3	300	320,906
5.97%	01/15/09	A3	390	418,148
6.00%	10/01/12	A3	700	764,782
6.125%	02/01/11	A3	685	750,290

				6,469,070

Collateralized Mortgage Obligations — 0.2%
Countrywide Alternative Loan Trust,
Ser. 2004-18CB, Class 3A1
5.25%	09/25/19	Aaa	2,884	2,887,212
Master Alternative Loans Trust
5.00%	04/25/19	Aaa	1,824	1,848,289
Structured Adjustable Rate Mortgage Loan
4.17%	02/25/34(g)	Aaa	2,781	2,791,178
Washington Mutual, Inc.
4.38%	12/25/32(g)	Aaa	1,113	1,118,869
5.502%	04/26/32(g)	Aaa	625	624,839

				9,270,387

Commercial Mortgage Backed Securities — 1.7%
Bank of America Commercial Mortgage, Inc.
4.153%	11/10/38	Aaa	2,800	2,757,380
4.873%	03/11/41	AAA(e)	2,500	2,555,371
Commercial Mortgage Pass-Through Certificate
144A
1.117%	03/10/39(j)	Aaa	14,519	619,105
CS First Boston Mortgage Securities Corp.,
Ser. 2004-C3, Class A4
4.835%	07/15/36	Aaa	4,280	4,347,314
Ser. 2004-C4, Class A4
4.283%	10/15/39	Aaa	1,400	1,387,265
DLJ Commercial Mortgage Corp.,
Ser. 2000-CF1, Class A1B
7.62%	06/10/33	AAA(e)	2,710	3,106,719

SEE NOTES TO FINANCIAL STATEMENTS.

B37

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Commercial Mortgage Backed Securities (cont’d.)
General Electric Capital Commercial Mortgage Corp.
0.704%	03/10/40(g)	Aaa	$26,400	$776,020
Greenwich Capital Commercial Funding Corp.
4.022%	01/05/36	Aaa	5,000	4,992,468
4.111%	07/05/35	Aaa	7,700	7,430,189
4.533%	01/05/36	Aaa	2,750	2,769,439
J.P. Morgan Commercial Mortgage Finance Corp.
5.255%	07/12/37	Aaa	2,100	2,184,792
7.371%	08/15/32	Aaa	8,250	9,360,498
KeyCorp
7.727%	05/17/32	Aaa	9,000	10,308,321
LB-UBS Commercial Mortgage Trust
4.826%	08/15/29(g)	AAA(e)	3,910	3,961,913
4.83%	11/15/27	Aaa	1,460	1,488,790
LB-UBS Commercial Mortgage Trust,
Ser. 2004-C8, Class A6
4.799%	12/15/29(g)	Aaa	4,260	4,258,278
Merrill Lynch Mortgage Trust,
Sr. 2004-KEY2, Class A3
4.615%	08/12/39	Aaa	2,000	1,999,753
PNC Mortgage Acceptance Corp.
7.33%	12/10/32	AAA(e)	2,100	2,373,591

				66,677,206

Consumer — 0.1%
Cendant Corp.,
Notes
6.875%	08/15/06	Baa1	1,320	1,388,726
Sr. Notes
6.25%	01/15/08	Baa1	885	944,488
7.375%	01/15/13	Baa1	1,065	1,232,027
The Clorox Co.
Notes, 144A
5.00%	01/15/15(j)	A3	1,530	1,556,368

				5,121,609

Electric — 0.7%
Arizona Public Service Co.,
Notes
7.625%	08/01/05	Baa1	5,000	5,129,970
Boston Edison Co.,
Debs.
4.875%	04/15/14	A1	565	572,454
CenterPoint Energy Houston Electric LLC,
Mtge. Bonds, Ser. J2
5.70%	03/15/13	Baa2	740	784,266
Mtge. Bonds, Ser. K2
6.95%	03/15/33	Baa2	590	691,488
Consolidated Edison Co. of NY,
Debs.
5.70%	02/01/34	A1	425	436,367
Consumers Energy Co.,
First Mtge. Bonds, Ser. B
5.375%	04/15/13	Baa3	325	336,113
Dominion Resources, Inc.,
Sr. Notes
5.125%	12/15/09	Baa1	970	1,003,663

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Electric (cont’d.)
Duke Capital LLC,
Sr. Notes
4.331%	11/16/06	Baa3	$700	$708,781
6.25%	02/15/13	Baa3	235	253,984
8.00%	10/01/19	Baa3	215	262,373
Energy East Corp.,
Notes
6.75%	09/15/33	Baa2	630	706,038
FirstEnergy Corp.,
Notes
7.375%	11/15/31	Baa3	735	839,358
Florida Power & Light Co.,
5.95%	10/01/33	Aa3	610	653,597
Indiana Michigan Power Co.,
Sr. Notes
5.05%	11/15/14	Baa2	460	459,723
National Rural Utilities Cooperative Finance Corp.,
Notes
7.25%	03/01/12	A2	715	825,257
NiSource Finance Corp.,
Gtd. Notes
7.625%	11/15/05	Baa3	600	621,857
Oncor Electric Delivery Co.,
Debs.
6.375%	01/15/15	Baa1	345	380,131
7.00%	09/01/22	Baa2	475	541,743
7.25%	01/15/33	Baa1	250	296,997
Pacific Gas & Electric Co.,
First Mtge.
6.05%	03/01/34	Baa2	1,930	2,004,529
PacifiCorp,
First Mtge.
5.45%	09/15/13	A3	300	313,988
Pepco Holdings, Inc.,
Notes
5.50%	08/15/07	Baa2	565	587,553
PPL Electric Utilities,
Second Mtge.
6.25%	08/15/09	Baa1	1,500	1,630,426
Progress Energy, Inc.,
Sr. Notes
6.75%	03/01/06	Baa2	1,410	1,463,095
Southern California Edison Co.,
First Mtge.
4.65%	04/01/15	A3	470	461,077
5.75%	04/01/35	A3	250	256,372
8.00%	02/15/07	A3	1,395	1,519,128
TXU Corp.,
Notes, 144A
6.50%	11/15/24(j)	Ba1	1,415	1,417,362
Westar Energy, Inc.,
First Mtge.
6.00%	07/01/14	Ba1	550	591,279
Xcel Energy, Inc.,
Sr. Notes
3.40%	07/01/08	Baa1	605	593,151
7.00%	12/01/10	Baa1	190	214,174

				26,556,294

SEE NOTES TO FINANCIAL STATEMENTS.

B38

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Energy – Integrated — 0.1%
Conoco, Inc.,
Sr. Notes
6.95%	04/15/29	A3	$570	$673,087
ConocoPhillips,
Notes
8.75%	05/25/10	A3	1,505	1,836,662
Marathon Oil Corp.,
Notes
6.125%	03/15/12	Baa1	765	833,569
Suncor Energy, Inc.,
Bonds
5.95%	12/01/34(b)	A3	445	466,520

				3,809,838

Energy – Other — 0.5%
B.J. Services Co.,
Sr. Notes
7.00%	02/01/06	Baa2	4,000	4,131,956
Chesapeake Energy Corp.,
Gtd. Notes
8.125%	04/01/11	Ba3	1	618
Devon Energy Corp.,
Sr. Notes
2.75%	08/01/06(d)	Baa2	2,390	2,361,994
Devon Financing Corp.,
Gtd. Notes
6.875%	09/30/11	Baa2	195	220,849
EnCana Corp. (Canada),
Bonds
6.50%	08/15/34	Baa2	840	922,154
Halliburton Co.,
Notes
5.50%	10/15/10	Baa2	150	157,992
Kerr-McGee Corp.,
Gtd. Notes
5.875%	09/15/06	Baa3	930	964,869
6.875%	09/15/11	Baa3	460	517,995
6.95%	07/01/24	Baa3	400	442,334
Occidental Petroleum Corp.,
Sr. Notes
6.75%	01/15/12(b)	Baa1	735	834,351
7.65%	02/15/06	Baa1	2,800	2,931,185
Parker & Parsley Petroleum Co.,
Sr. Notes
8.875%	04/15/05	Baa3	2,725	2,766,899
Pioneer Natural Resources Co.,
Sr. Notes
5.875%	07/15/16	Baa3	340	355,202
Precision Drilling Corp. (Canada),
Notes
5.625%	06/01/14	Baa2	390	406,102
Transocean, Inc.,
Notes
7.50%	04/15/31	Baa2	145	178,474
Union Oil Co.,
Gtd. Notes
7.35%	06/15/09	Baa2	650	733,943

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Energy – Other (cont’d.)
Valero Energy Corp.,
Notes
6.875%	04/15/12	Baa3	$315	$357,287
7.50%	04/15/32	Baa3	645	777,987
Woodside Petroleum Ltd.,
Notes, 144A
5.00%	11/15/13(j)	Baa1	1,400	1,416,026

				20,478,217

Foods — 0.6%
Albertson’s, Inc.,
Debs.
8.00%	05/01/31	Baa2	700	874,175
Archer-Daniels-Midland Co.,
Debs.
8.125%	06/01/12	A2	300	369,898
Bunge Ltd. Finance Corp.,
Notes
5.875%	05/15/13	Baa3	920	976,654
Cadbury Schweppes US Finance,
Notes, 144A
3.875%	10/01/08(j)	Baa2	810	807,162
Cargill, Inc.,
Notes, 144A
3.625%	03/04/09(j)	A2	1,875	1,847,513
ConAgra Foods, Inc.,
Notes
7.875%	09/15/10	Baa1	650	763,584
General Mills, Inc.,
Notes
5.125%	02/15/07	Baa2	350	359,351
Kellogg Co.,
Notes
6.60%	04/01/11	Baa1	1,875	2,100,420
Kraft Foods, Inc.,
Notes
4.625%	11/01/06	A3	2,700	2,755,669
5.25%	06/01/07	A3	300	310,763
5.625%	11/01/11	A3	2,400	2,541,461
Miller Brewing Co.,
Notes, 144A
5.50%	08/15/13(j)	Baa1	655	684,636
Safeway, Inc.,
Notes
2.50%	11/01/05	Baa2	1,400	1,392,086
4.95%	08/16/10(b)	Baa2	1,375	1,399,693
Tate & Lyle International Finance PLC (United Kingdom)
Notes, 144A
5.00%	11/15/14(j)	Baa2	2,040	2,020,012
The Kroger Co.,
Gtd. Notes
6.75%	04/15/12	Baa2	1,830	2,066,185
6.80%	04/01/11	Baa2	670	755,068
Tyson Foods, Inc.,
Notes
6.625%	10/17/05	Baa3	375	383,786

SEE NOTES TO FINANCIAL STATEMENTS.

B39

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Foods (cont’d.)
7.25%	10/01/06	Baa3	$405	$429,386
8.25%	10/01/11	Baa3	95	112,808
Yum! Brands, Inc.,
Sr. Notes
8.875%	04/15/11	Baa3	365	450,964

				23,401,274

Foreign Agencies — 0.1%
Korea Development Bank,
Notes
4.75%	07/20/09	A3	1,180	1,202,308
The Export-Import Bank of Korea,
Notes, 144A
4.125%	02/10/09(j)	A3	860	857,663

				2,059,971

Gaming
Harrah’s Casinos Co., Inc.,
Gtd. Notes
7.875%	12/15/05	Ba1	975	1,014,000
Harrah’s Operating Co., Inc.,
Gtd. Notes
5.50%	07/01/10	Baa3	625	646,953

				1,660,953

Health Care & Pharmaceutical — 0.2%
Bristol-Myers Squibb Co.,
Notes
5.75%	10/01/11	A1	555	594,392
Glaxosmithkline Capital, Inc.,
Gtd. Notes
4.375%	04/15/14	Aa2	255	248,438
Hospira, Inc.,
Notes
5.90%	06/15/14	Baa3	755	793,435
Merck & Co., Inc.,
Debs.
5.95%	12/01/28	Aa2	165	170,776
Pharmacia Corp.,
Debs.
6.50%	12/01/18	Aaa	1,550	1,760,808
6.75%	12/15/27	Aaa	915	1,064,339
WellPoint, Inc.,
Bonds, 144A
5.95%	12/15/34(j)	Baa1	785	792,643
Notes
3.50%	09/01/07	Baa1	1,560	1,551,350
Notes, 144A
5.00%	12/15/14(j)	Baa1	860	857,292
Wyeth,
Notes
6.45%	02/01/24	Baa1	475	505,206

				8,338,679

Insurance — 0.1%
Axa (France),
Sub. Notes
8.60%	12/15/30	A3	155	203,566

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Insurance (cont’d.)
Everest Reinsurance Holdings
(Bermuda), Notes
5.40%	10/15/14	A3	$615	$616,683
Marsh & McLennan Cos., Inc.,
Notes
5.375%	07/15/14	Baa2	230	224,725
MetLife, Inc.,
Notes
6.125%	12/01/11	A2	335	364,070
Sr. Notes
6.375%	06/15/34	A2	745	800,283
Phoenix Life Insurance Co.,
Notes, 144A
7.15%	12/15/34(j)	Baa2	430	428,918
The Hartford Financial Services Group, Inc.,
Sr. Notes
4.75%	03/01/14	A3	500	487,199
W. R. Berkley Corp.,
Sr. Notes
6.15%	08/15/19	Baa2	460	462,356
XL Capital Ltd.,
Sr. Notes
5.25%	09/15/14	A2	85	85,183

				3,672,983

Lodging — 0.2%
Carnival Corp.,
Gtd. Notes
3.75%	11/15/07	A3	2,205	2,207,597
Carnival PLC,
Gtd. Notes
7.30%	06/01/07	A3	260	280,433
Hilton Hotels Corp.,
Notes
7.625%	12/01/12	Baa3	650	760,126
Host Marriott LP,
Sr. Notes, 144A
7.00%	08/15/12(j)	Ba3	1,150	1,216,125
La Quinta Inns, Inc.,
Sr. Notes
7.40%	09/15/05	Ba3	1,700	1,729,750

				6,194,031

Media & Entertainment — 0.3%
British Sky Broadcasting Group PLC (United Kingdom),
Gtd. Notes
7.30%	10/15/06	Baa2	660	701,121
Clear Channel Communications, Inc.,
Sr. Notes
4.40%	05/15/11	Baa3	910	883,550
7.65%	09/15/10	Baa3	450	512,019
8.00%	11/01/08	Baa3	575	645,601
News America Holdings, Inc.,
Gtd. Notes
8.50%	02/15/05	Baa3	1,350	1,357,038
News America, Inc.,
Gtd. Notes
7.625%	11/30/28	Baa3	1,050	1,246,856

SEE NOTES TO FINANCIAL STATEMENTS.

B40

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Media & Entertainment (cont.d)
Notes, 144A
5.30%	12/15/14(b)(j)	Baa3	$1,380	$1,396,283
Time Warner Cos., Inc.,
Debs.
7.25%	10/15/17	Baa1	790	919,807
Time Warner, Inc.,
Gtd. Notes
7.70%	05/01/32	Baa1	1,100	1,345,430
Viacom, Inc.,
Gtd. Notes
7.875%	07/30/30	A3	375	481,637
Walt Disney Co.,
Sr. Notes
5.375%	06/01/07	Baa1	225	233,889
6.75%	03/30/06	Baa1	1,016	1,058,585

				10,781,816

Metals
Alcan, Inc.,
Notes
5.20%	01/15/14	Baa1	390	400,163
6.125%	12/15/33	Baa1	900	952,548

				1,352,711

Municipals — 0.1%
Illinois St., Taxable Pension, G.O.
5.10%	06/01/33	Aa3	4,880	4,711,591

Non Captive Finance — 0.3%
Capital One Bank Corp.,
Notes
6.50%	06/13/13	Baa3	20	21,854
6.875%	02/01/06	Baa2	1,540	1,597,565
CIT Group, Inc.,
Sr. Notes
5.50%	11/30/07	A2	990	1,036,353
General Electric Capital Corp.,
Notes
4.75%	09/15/14	Aaa	205	204,338
5.875%	02/15/12	Aaa	160	173,123
6.125%	02/22/11	Aaa	3,230	3,538,110
6.75%	03/15/32	Aaa	2,100	2,457,945
Household Finance Corp.,
Notes
4.75%	05/15/09	A1	640	656,273
6.375%	11/27/12	A1	155	171,257
7.00%	05/15/12	A1	1,300	1,484,570
HSBC Finance Corp.,
Notes
6.75%	05/15/11	A1	430	482,555
International Lease Finance Corp.,
Notes
3.50%	04/01/09	A1	580	564,759

				12,388,702

Non-Corporate — 0.2%
Pemex Project Funding Master Trust,
Gtd. Notes
9.50%	09/15/27	NR	2,200	2,772,000

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Non-Corporate (cont’d.)
Notes
7.875%	02/01/09	Baa1	$1,750	$1,966,125
8.50%	02/15/08	Baa1	1,430	1,612,325

				6,350,450

Paper — 0.1%
Georgia-Pacific Corp.,
Notes
8.875%	05/15/31	Ba3	550	687,500
International Paper Co.,
Notes
5.25%	04/01/16(b)	Baa2	480	479,153
MeadWestvaco Corp.,
Gtd. Notes
6.80%	11/15/32	Baa2	120	131,176
Notes
2.75%	12/01/05	Baa2	1,010	1,006,770
Weyerhaeuser Co.,
Notes
5.50%	03/15/05	Baa2	198	198,911
7.375%	03/15/32	Baa2	345	409,117

				2,912,627

Pipelines & Other — 0.1%
Atmos Energy Corp.,
Notes
4.00%	10/15/09	Baa3	1,270	1,255,416
Enterprise Products Operating LP,
Sr. Gtd. Notes
6.375%	02/01/13	Baa3	720	771,715
Sr. Notes, 144A
4.00%	10/15/07(j)	Baa3	780	778,096
Magellan Midstream Partners LP,
Unsub. Notes
5.65%	10/15/16	Ba1	610	616,742

				3,421,969

Railroads — 0.1%
Norfolk Southern Corp.,
Bonds
7.80%	05/15/27	Baa1	495	620,008
Union Pacific Corp.,
Notes
6.625%	02/01/08	Baa2	1,390	1,510,157

				2,130,165

Real Estate Investment Trust — 0.2%
ERP Operating LP,
Notes
6.63%	04/13/15	Baa1	1,650	1,666,779
Simon Debartolo Group, Inc.,
Notes
6.75%	06/15/05	Baa2	5,000	5,079,455

				6,746,234

Retailers — 0.1%
CVS Corp.,
Notes
4.875%	09/15/14	A3	650	650,203

SEE NOTES TO FINANCIAL STATEMENTS.

B41

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Retailers (cont’d.)
May Department Stores Co.,
Gtd. Notes
8.50%	06/01/19	Baa2	$435	$535,187
Target Corp.,
Notes
5.95%	05/15/06	A2	1,000	1,037,345
7.50%	07/15/06	A2	1,150	1,220,715

				3,443,450

Technology — 0.2%
Computer Associates International, Inc.,
Sr. Notes
6.375%	04/15/05	Ba1	575	580,272
Sr. Notes, 144A
4.75%	12/01/09(j)	Ba1	1,175	1,183,597
Computer Sciences Corp.,
Notes
6.75%	06/15/06	A3	290	303,645
Equifax, Inc.,
Notes
4.95%	11/01/07	Baa1	320	330,975
First Data Corp.,
Notes
4.85%	10/01/14	A1	1,885	1,892,455
Hewlett-Packard Co.,
Notes
7.15%	06/15/05	A3	240	244,568
International Business Machines Corp.,
Debs.
5.875%	11/29/32(b)	A1	1,150	1,216,177
Jabil Circuit, Inc.,
St. Notes
5.875%	07/15/10(b)	Baa3	770	810,519
Motorola, Inc.,
Notes
4.608%	11/16/07	Baa3	950	968,751
7.625%	11/15/10	Baa3	750	869,972
SunGard Data Systems, Inc.,
Bonds
4.875%	01/15/14	Baa2	370	359,604
Notes
3.75%	01/15/09	Baa2	700	679,858

				9,440,393

Telecommunications — 0.9%
AT&T Wireless Services, Inc.,
Notes
8.125%	05/01/12	Baa2	640	773,660
Sr. Notes
7.35%	03/01/06	Baa2	1,756	1,837,020
8.75%	03/01/31	Baa2	539	726,741
BellSouth Corp.,
Bonds
5.20%	09/15/14	A2	1,290	1,314,796
6.55%	06/15/34(b)	A2	795	866,268
Notes
4.20%	09/15/09	A2	1,175	1,178,069

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Telecommunications (cont’d.)
British Telecom PLC (United Kingdom),
Bonds
7.00%	05/23/07	NR	$1,265	$1,355,448
8.875%	12/15/30	Baa1	1,305	1,747,422
CenturyTel, Inc.,
Sr. Notes
7.875%	08/15/12	Baa2	130	152,986
Citizens Communications Co.,
Debs.
7.60%	06/01/06	Ba3	1,100	1,163,250
Deutsche Telekom International Finance BV (Netherlands),
Gtd. Notes
8.75%	06/15/30	Baa1	340	448,956
9.25%	06/01/32	Baa1	745	1,060,199
Koninlijke (Royal) KPN NV (Netherlands),
Sr. Notes
8.00%	10/01/10	Baa1	1,720	2,030,183
Pacific Bell,
Notes
7.25%	11/01/27	A2	380	412,336
SBC Communications, Inc.,
Bonds
6.45%	06/15/34	A2	370	396,406
Notes
4.125%	09/15/09(b)	A2	1,070	1,068,047
5.10%	09/15/14	A2	670	676,227
6.15%	09/15/34	A2	530	545,837
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28(b)	Baa3	2,195	2,403,058
8.75%	03/15/32	Baa3	230	306,431
Telecom de Puerto Rico,
Gtd. Notes
6.65%	05/15/06	Baa1	2,700	2,800,097
6.80%	05/15/09	Baa1	3,065	3,262,870
Telecom Italia Capital,
Gtd. Notes
5.25%	11/15/13	Baa2	775	783,320
Gtd. Notes, 144A
4.95%	09/30/14(j)	Baa2	2,070	2,028,060
6.00%	09/30/34(j)	Baa2	2,140	2,092,181
Telefonica Europe BV (Netherlands),
Gtd. Notes
7.75%	09/15/10	A3	1,150	1,348,594
Telus Corp.,
Notes
8.00%	06/01/11	Baa3	1,255	1,487,275
Verizon Global Funding Corp.,
Notes
7.75%	12/01/30	A2	320	397,864
Verizon New York, Inc.,
Debs.
7.375%	04/01/32(b)	Baa2	875	1,003,675
Vondafone Group PLC (United Kingdom),
Notes
5.375%	01/30/15	A2	205	213,039

SEE NOTES TO FINANCIAL STATEMENTS.

B42

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Telecommunications (cont’d.)
7.75%	02/15/10	A2	$800	$928,366

				36,808,681

Tobacco
Altria Group, Inc.,
Notes
7.00%	07/15/05	Baa2	460	467,125
7.65%	07/01/08(b)	Baa2	590	648,961

				1,116,086

Foreign Government Bonds — 0.2%
Hydro-Quebec (Canada)
7.50%	04/01/16	A1	600	740,161
8.00%	02/01/13	A1	1,500	1,851,195
Quebec Province (Canada),
Debs.
5.75%	02/15/09	A1	500	535,643
Republic of Italy (Italy)
5.375%	06/15/33	AA-(e)	800	800,088
6.00%	02/22/11	Aa2	390	426,979
Republic of South Africa (South Africa)
6.50%	06/02/14	Baa2	475	520,125
United Mexican States
(Mexico), Notes
7.50%	01/14/12	Baa2	1,500	1,701,000

				6,575,191

Mortgage Backed Securities — 7.8%
Federal Home Loan Mortgage Corp.
4.50%	11/01/18-06/01/19(h)		5,988	5,972,333
5.00%	06/01/18-05/01/34(h)		15,486	15,651,789
5.001%	TBA		4,000	4,060,000
5.50%	12/01/33-06/01/34(h)		14,889	15,135,849
6.00%	12/01/33(h)		2,563	2,653,101
6.001%	TBA		8,000	8,262,496
6.50%	05/01/14-09/01/14(h)		849	900,013
7.00%	01/01/31-11/01/33(h)		10,762	11,406,411
Federal National Mortgage Assn.
4.00%	06/01/19(h)		2,870	2,801,246
4.50%	01/01/19-03/01/34(h)		15,579	15,396,373
5.00%	10/01/18-04/01/34(h)		31,330	31,256,714
5.001%	TBA		7,000	7,109,375
5.001%	TBA		14,000	13,886,250
5.054%	07/01/33(h)		2,215	2,271,276
5.50%	03/01/16-04/01/34(h)		53,809	54,718,314
5.501%	TBA		9,000	9,298,125
5.501%	TBA		16,000	16,240,000
6.00%	04/01/13-03/01/34(h)		14,757	15,334,238
6.001%	TBA		3,500	3,666,250
6.001%	TBA		23,800	24,603,250
6.50%	07/01/17-09/01/34(h)		8,303	8,724,532
6.501%	TBA		3,500	3,669,533
7.00%	08/01/11-07/01/32(h)		3,115	3,308,537
7.50%	06/01/12-05/01/32(h)		2,932	3,125,254
Government National Mortgage Assn.
5.50%	08/15/33-02/15/34		2,385	2,437,628
6.00%	02/15/33-06/20/34		5,248	5,440,113
6.50%	10/15/23-08/15/32		12,657	13,361,336

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Mortgage Backed Securities (cont’d.)
8.00%	01/15/24-04/15/25		$542	$591,819

				301,282,155

U.S. Government Agency Obligations — 3.8%
Federal Farm Credit Bank,
3.00%	12/17/07(b)		10,180	10,077,599
Federal Home Loan Bank
3.75%	08/18/09		1,895	1,890,990
3.875%	01/15/10(b)		6,800	6,780,647
4.50%	05/13/11		4,515	4,592,717
Federal Home Loan Mortgage Corp.
2.75%	10/15/06(b)		12,500	12,401,113
2.875%	05/15/07(b)		1,910	1,890,514
4.875%	11/15/13		225	231,372
7.00%	03/15/10		2,505	2,860,820
Federal National Mortgage Assn.
3.25%	08/15/08		2,250	2,220,345
4.25%	05/15/09(b)		6,045	6,150,715
5.25%	08/01/12		6,535	6,780,912
5.50%	07/18/12		7,200	7,286,789
7.125%	06/15/10		13,185	15,155,129
United States Treasury Bonds
5.375%	02/15/31(b)		8,068	8,724,154
6.00%	02/15/26(b)		1,885	2,159,283
6.25%	08/15/23		2,500	2,926,855
8.875%	08/15/17		1,950	2,763,362
8.875%	02/15/19(b)		6,050	8,703,730
9.00%	11/15/18(b)		5,727	8,295,428
9.125%	05/15/18(b)		3,995	5,810,540
9.25%	02/15/16		1,647	2,351,028
United States Treasury Notes
1.625%	09/30/05(b)		5,000	4,963,085
2.50%	10/31/06(b)		8,580	8,499,897
2.75%	08/15/07(b)		8,465	8,372,080
3.125%	05/15/07(b)		2,104	2,102,931
4.75%	05/15/14		435	453,318
United States Treasury Strips, I/O
Zero	05/15/18		1,248	656,843
Zero	05/15/25(b)		1,969	696,246

				145,798,442

TOTAL LONG-TERM BONDS (cost $824,274,017)				838,173,881

TOTAL LONG-TERM INVESTMENTS (cost $3,266,188,098)				3,602,497,979

SHORT-TERM INVESTMENTS — 28.6%
Corporate Bonds — 1.3%
EL Sevier Finance
2.38%	02/01/05		25,000	24,948,764
2.40%	02/01/05		16,000	15,966,933
2.47%	01/19/05		10,000	9,987,650

				50,903,347

U.S. Government Agency Obligations — 0.3%
United States Treasury Bills
2.18%	03/17/05(d)		10,000	9,954,896

SEE NOTES TO FINANCIAL STATEMENTS.

B43

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (Continued)
Mutual Fund — 27.0%
Dryden Core Investment Fund —Taxable Money Market Series (cost $1,049,015,143; Note 4)(c)	1,049,015,143	$1,049,015,143

TOTAL SHORT-TERM INVESTMENTS (cost $1,109,873,386)		1,109,873,386

Value (Note 2)
SHORT-TERM INVESTMENTS (Continued)
TOTAL INVESTMENTS — 121.3% (cost $4,376,061,484; Note 6)	$4,712,371,365
VARIATION MARGIN ON OPEN FUTURES CONTRACTS, NET(k)	129,238
LIABILITIES IN EXCESS OF OTHER ASSETS — (21.3)%	(829,020,101)

TOTAL NET ASSETS — 100%	$3,883,480,502

The following abbreviations are used in portfolio descriptions:

G.O.	General Obligation
I/O	Interest Only
NR	Not rated by Moody’s or Standard and Poor’s.
TBA	Securities purchased on a forward commitment basis.

(a)	Non-income producing security.

(b)	Portion of securities on loan with an aggregate market value of $718,584,562; cash collateral $746,870,215 was received with which the portfolio purchased securities.

(c)	Represents security, or portion thereof, purchased with cash collateral for securities on loan.

(d)	Security segregated as collateral for futures contracts.

(e)	Standard & Poor’s rating.

(f)	Indicates a fair valued security.

(g)	Indicates a variable rate security.

(h)	Security segregated as collateral for TBA’s.

(i)	Indicates a security that has been deemed illiquid. The aggregate cost of the illiquid security is $1,170,000. The aggregate value, $1,173,610 represents .03% of the net assets.

(j)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers unless otherwise noted 144A securities are deemed to be liquid.

(k)	Open futures contracts as of December 31, 2004 were as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2004	Unrealized Appreciation (Depreciation)
Long Positions:
68	Eurodollar	Sept 05	$16,412,847	$16,423,700	$10,853
289	S&P 500 Index	Mar 05	85,341,700	87,689,825	2,348,125
117	S&P MidCap 400 Index	Mar 05	37,741,275	38,922,975	1,181,700
917	U.S. Treasury 5 YR Notes	Mar 05	100,354,188	100,440,156	85,968
76	U.S. Treasury 5 YR Notes	Mar 05	8,314,825	8,324,375	9,550

					3,636,196

Short Positions:
104	U.S. Treasury 10 YR Notes	Mar 05	11,611,512	11,641,500	(29,988)
2	U.S. Treasury Bonds	Mar 05	224,871	225,000	(129)
165	U.S. Treasury 2 YR Notes	Mar 05	34,634,109	34,582,969	51,140

					21,023

					$3,657,219

SEE NOTES TO FINANCIAL STATEMENTS.

B44

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 was as follows:

Mutual Fund	27.0%
Mortgage Backed Securities	9.5
Financial Services	6.4
Drugs & Medical Supplies	6.4
Oil & Gas	5.5
Computer Services	5.5
Retail	5.2
Banks & Savings & Loans	4.7
U.S. Government Agency Obligations	4.1
Diversified Operations	3.7
Telecommunications	3.4
Food & Beverage	3.3
Insurance	2.9
Media	2.5
Computers	2.1
Aerospace/Defense	2.1
Semiconductors	1.9
Utilities — Electric	1.4
Corporate Bonds	1.3
Cosmetics & Soaps	1.3
Electronics	1.3
Healthcare	1.3
Restaurants	1.1
Metal — Steel	1.1
Pharmaceuticals	1.0
Chemicals	1.0
Autos — Cars & Trucks	0.9
Trucking & Shipping	0.9
Construction	0.8
Tobacco	0.7
Electric	0.7
Machinery	0.6
Internet Software & Services	0.6
Asset Backed Securities	0.5
Schools	0.5
Real Estate Investment Trust	0.5
Banking	0.5
Energy — Other	0.5
Forest Products	0.4
Consumer Products	0.3
Apparel	0.3
Commercial Services	0.3
Manufacturing	0.3
Household & Personal Care Products	0.3
Automobiles & Automotives	0.3
Non-Captive Finance	0.3
Capital Goods	0.3
Brokerage	0.3
Technology	0.2
Office Equipment & Supplies	0.2
Collateralized Mortgage Obligations	0.2
Leisure	0.2
Cable	0.2
Foreign Government Bonds	0.2
Software	0.2
Containers & Packaging	0.2
Gas Pipelines	0.2
Lodging	0.2

Non-Corporate	0.2%
Hospital Management	0.1
Consumer Services	0.1
Municipals	0.1
Energy — Integrated	0.1
Distribution/Wholesale	0.1
Pipelines & Other	0.1
Airlines	0.1
Metals — Non Ferrous	0.1
Railroads	0.1
Paper	0.1
Miscellaneous Consumer Growth	0.1
Foreign Agencies	0.1
Building Materials & Construction	0.1

121.3
Liabilities in excess of other assets	(21.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B45

GLOBAL PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS — 98.5%		Value (Note 2)
COMMON STOCKS	Shares
Austria — 0.5%
Erste Bank der Oesterreichischen Sparkassen AG	69,300	$3,701,903

Bermuda — 2.3%
Marvell Technology Group, Ltd.(a)	276,500	9,807,455
Tyco International, Ltd.(b)	170,900	6,107,966

		15,915,421

Canada — 1.6%
Research In Motion Ltd.(a)	49,200	4,055,064
Suncor Energy, Inc.	198,700	7,033,980

		11,089,044

France — 4.1%
Schneider Electric SA	114,200	7,947,587
Total SA	92,882	20,288,348

		28,235,935

Republic of Germany — 5.5%
Deutsche Telekom AG(a)	449,100	10,163,810
Metro AG	189,300	10,418,318
RWE AG	61,300	3,391,206
SAP AG, ADR	175,600	7,763,276
Siemens AG	73,800	6,257,502

		37,994,112

Hong Kong — 1.8%
Cheung Kong Holdings, Ltd.	360,100	3,602,066
Cosco Pacific, Ltd.	3,494,000	7,282,257
Esprit Holdings, Ltd.	245,000	1,481,467

		12,365,790

Ireland — 1.3%
Anglo Irish Bank Corp., PLC	364,100	8,824,117

Italy — 3.8%
Enel SpA	895,100	8,796,484
Eni SpA	226,386	5,668,112
Riunione Adriatica di Sicurta SpA	528,843	11,961,326

		26,425,922

Japan — 11.1%
Asahi Glass Co., Ltd.(b)	821,000	9,053,674
Cannon, Inc.	124,100	6,697,307
JFE Holdings, Inc.	362,200	10,338,977
Mitsubishi Corp.(b)	543,000	7,016,024
Mitsubishi Estate Co., Ltd.(b)	943,000	11,043,232
Mitsui & Co., Ltd.	1,045,000	9,372,060
Nidec Corp.	80,100	9,763,336
Nissan Motor Co., Ltd.	491,300	5,341,155
Sumitomo Realty & Development Co., Ltd.	636,000	8,292,144

		76,917,909

Spain — 2.7%
Banco Bilbao Vizcaya Argentaria, S.A.(b)	517,665	9,182,450
Telefonica SA	487,382	9,181,887

		18,364,337

Switzerland — 6.9%
Alcon, Inc.	110,400	8,898,240

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Switzerland (cont’d.)
Novartis AG, ADR	212,900	$10,759,966
Roche Holding AG, ADR	124,200	14,297,581
UBS AG — Registered	166,200	13,936,479

		47,892,266

United Kingdom — 7.4%
BHP Billiton PLC	307,100	3,599,519
Cadbury Schweppes PLC	626,500	5,833,669
Exel PLC	525,102	7,288,883
Royal Bank of Scotland Group PLC	388,582	13,070,608
Tesco PLC	2,274,500	14,050,232
Vodafone Group PLC	2,581,154	6,999,731

		50,842,642

United States — 49.5%
Activision, Inc.(a)	246,850	4,981,433
Agilent Technologies, Inc.(a)	211,500	5,097,150
American Express Co.	159,200	8,974,104
American International Group, Inc.	91,300	5,995,671
Amgen, Inc.(a)	160,400	10,289,660
Apple Computer, Inc.(a)	178,300	11,482,520
Bank of New York Co., Inc. (The)	203,000	6,784,260
Bed Bath & Beyond, Inc.(a)	232,800	9,272,424
BJ Services Co.	125,300	5,831,462
Cendant Corp.	213,900	5,000,982
Charles Schwab Corp. (The)	370,700	4,433,572
Chico’s FAS, Inc.(a)(b)	165,600	7,539,768
Cisco Systems, Inc.(a)	312,600	6,033,180
Costco Wholesale Corp.(b)	126,500	6,123,865
Dell, Inc.(a)	183,600	7,736,904
eBay, Inc.(a)	31,500	3,662,820
Electronic Arts, Inc.(a)(b)	146,200	9,017,616
Eli Lilly & Co.	157,100	8,915,425
ENSCO International, Inc.	244,600	7,763,604
General Electric Co.	342,400	12,497,600
Gilead Sciences, Inc.(a)	296,750	10,383,282
Google, Inc. (Class “A” Stock)(a)(b)	11,500	2,220,650
IAC / InterActiveCorp.(a)(b)	302,100	8,344,002
J. P. Morgan Chase & Co.	324,200	12,647,042
Kroger Co. (The)(a)	348,700	6,116,198
Lehman Brothers Holdings, Inc.	59,800	5,231,304
Lowe’s Cos., Inc.	176,800	10,181,912
MedImmune, Inc.(a)	15,100	409,361
Mercury Interactive Corp.(a)(b)	152,100	6,928,155
Microsoft Corp.	349,100	9,324,461
Monsanto Co.	232,400	12,909,820
Nextel Communications, Inc. (Class “A” Stock)(a)(b)	228,100	6,843,000
P.F. Chang’s China Bistro, Inc.(a)(b)	82,300	4,637,605
PETsMART, Inc.	114,600	4,071,738
Phelps Dodge Corp.	94,300	9,328,156
Praxair, Inc.	181,600	8,017,640
Procter & Gamble Co.	164,100	9,038,628
QUALCOMM, Inc.	218,100	9,247,440
Schlumberger, Ltd.	183,000	12,251,850
Sirius Satellite Radio, Inc.(a)(b)	130,200	996,030
Smith International, Inc.(a)	108,000	5,876,280

SEE NOTES TO FINANCIAL STATEMENTS.

B46

GLOBAL PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS (Continued)	Shares	Value (Note 2)
United States (cont’d.)
Target Corp.	155,600	$8,080,308
UnitedHealth Group, Inc.	95,100	8,371,653
Univision Communications, Inc. (Class “A” Stock)(a)(b)	254,000	7,434,580
WellPoint, Inc.(a)	29,200	3,358,000
Williams-Sonoma, Inc.(a)(b)	126,700	4,439,568
XM Satellite Radio Holdings, Inc. (Class “A” Stock)(a)(b)	56,400	2,121,768
Yahoo! Inc.(a)	162,400	6,119,232

		342,363,683

TOTAL LONG-TERM INVESTMENTS (cost $578,935,091)		680,933,081

SHORT-TERM INVESTMENT — 10.3%
Mutual Fund
Dryden Core Investment Fund –Taxable Money Market Series (cost $71,080,622; Note 4)(c)	71,080,622	71,080,622

TOTAL INVESTMENTS — 108.8% (cost $650,015,713; Note 6)		752,013,703
UNREALIZED APPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS, NET(d)		16,623
LIABILITIES IN EXCESS OF OTHER ASSETS — (8.8)%		(60,943,612)

NET ASSETS — 100.0%		$691,086,714

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 was as follows:

Mutual Fund	10.3%
Software	5.5
Specialty Retail	5.3
Food & Staples Retailing	5.3
Commercial Banks	5.0
Pharmaceuticals	4.9
Industrial Conglomerates	4.9
Oil & Gas	4.7
Energy Equipment & Services	4.6
Capital Markets	4.4
Real Estate	3.3
Biotechnology	3.1
Chemicals	3.0
Diversified Telecommunication Services	2.8
Communications Equipment	2.8
Computers & Peripherals	2.8
Insurance	2.6
Trading Companies & Distributors	2.4
Electronic Equipment & Instruments	2.2
Metals & Mining	2.0
Wireless Telecommunication Services	2.0
Diversified Financial Services	1.8
Internet & Catalog Retail	1.7
Health Care Providers & Services	1.7
Media	1.5
Semiconductors & Semiconductor Equipment	1.4
Household Products	1.3
Building Products	1.3
Consumer Finance	1.3
Health Care Equipment & Supplies	1.3
Electric Utilities	1.3
Internet Software & Services	1.2
Multiline Retail	1.2
Electrical Equipment	1.2
Air Freight & Logistics	1.1
Transportation Infrastructure	1.1
Office Electronics	1.0
Food Products	0.8
Automobiles	0.8
Commercial Services & Supplies	0.7
Hotels Restaurants & Leisure	0.7
Multi-Utilities & Unregulated Power	0.5

108.8
Liabilities in excess of other assets	(8.8)

100.0%

The following abbreviation is used in portfolio descriptions:

ADR	American Depositary Receipt

(a)	Non-income producing security.

(b)	Portion of securities on loan with an aggregate market value of $65,091,647; cash collateral of $68,128,773 was received with which the portfolio purchased highly liquid short-term investments.

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)	Outstanding forward foreign currency contract as of December 31, 2004 was as follows:

Forward Foreign Currency Contracts	Value at Settlement Date	Value at December 31, 2004	Unrealized Appreciation
Purchased:
Japanese Yen, expiring 1/4/05	$1,078,051	$1,094,674	$16,623

SEE NOTES TO FINANCIAL STATEMENTS.

B47

GOVERNMENT INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS — 92.9%	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Asset Backed Securities — 0.9%
MBNA Master Credit Card Trust, Series 1999-J, Class A	7.00%	02/15/12	$3,200	$3,604,489

Collateralized Mortgage Obligations — 6.5%
Federal Home Loan Mortgage Corp., Series 2496, Class PM	5.50%	09/15/17	2,819	2,899,230
Federal Home Loan Mortgage Corp., Series 2501, Class MC	5.50%	09/15/17	2,000	2,080,968
Federal Home Loan Mortgage Corp., Series 2513, Class HC	5.00%	10/15/17	2,339	2,352,992
Federal Home Loan Mortgage Corp., Series 2518, Class PV	5.50%	06/15/19	1,920	1,970,623
Federal National Mortgage Association, Series 1993-29, Class PH	6.50%	01/25/23	1,358	1,390,034
Federal National Mortgage Association, Series 2002-18, Class PC	5.50%	04/25/17	5,000	5,237,964
Federal National Mortgage Association, Series 2002-57, Class ND	5.50%	09/25/17	2,600	2,703,104
Federal National Mortgage Association, Series 2002-94, Class HQ	4.50%	01/25/18	6,419	6,334,190
Structured Adjustable Rate Mortgage Loan, Ser. 2004-1, Class 4A3	4.17%	02/25/34	1,599	1,604,927
Washington Mutual, Series 2002-AR4, Class A7	5.502%	04/26/32	250	249,936
Westpac Securitization Trust Limited, Series 1998-1G, Class A (Australia)(c)(d)	2.21%	07/19/29	694	694,350

				27,518,318

Commercial Mortgage Backed Securities — 6.4%
Bear Stearns Commercial Mortgage, Series 2004-T16, Class A5	4.60%	02/13/46	4,200	4,164,727
Bear Stearns Commercial Mortgage, Series 2000-WF1, Class A1	7.64%	02/15/32	1,526	1,630,957
First Union National Bank Commercial Mortgage Trust, Series 2000-C1, Class A1	7.739%	05/17/32	1,691	1,836,608
First Union National Bank Commercial Mortgage Trust, Series 2000-C2, Class A1	6.94%	10/15/32	1,978	2,096,069
First Union-Lehman Brothers Commercial Mortgage Trust, Series 1997-C1, Class A3	7.38%	04/18/29	4,146	4,411,752
GS Mortgage Securities Corp. II, Series 2003-C1, Class A3	4.608%	01/10/40	6,800	6,786,444
KeyCorp., Series 2000-C1, Class A2	7.727%	05/17/32	3,000	3,436,107
Merrill Lynch Mortgage Investors, Inc., Series 1996-C1, Class A3	7.42%	04/25/28	65	65,069
Morgan Stanley Chase Capital, Inc., Series 2001-TOP1, Class A2	6.32%	02/15/33	2,366	2,494,090

				26,921,823

Mortgage Backed Securities — 35.9%
Federal Home Loan Mortgage Corp.	5.00%	06/01/33	6,239	6,208,675
Federal Home Loan Mortgage Corp.	5.00%	TBA	500	496,406
Federal Home Loan Mortgage Corp.	6.00%	09/01/34	879	908,656
Federal Home Loan Mortgage Corp.	6.00%	TBA	3,000	3,098,436
Federal Home Loan Mortgage Corp.	6.50%	06/01/08-09/01/32	2,428	2,563,609
Federal Home Loan Mortgage Corp.	7.00%	06/01/08-10/01/32	3,600	3,788,201
Federal National Mortgage Association(d)	4.073%	08/01/33	7,505	7,372,318
Federal National Mortgage Association(d)	4.278%	04/01/34	3,860	3,877,603
Federal National Mortgage Association(d)	4.455%	06/01/34	3,883	3,907,776
Federal National Mortgage Association(d)	4.903%	10/01/34	3,983	4,023,636
Federal National Mortgage Association	5.00%	07/01/18-03/01/34	23,364	23,497,999
Federal National Mortgage Association	5.01%	TBA	38,000	37,691,250
Federal National Mortgage Association	5.50%	01/01/17-11/01/18	2,971	3,074,071
Federal National Mortgage Association	5.51%	TBA	1,000	1,033,125
Federal National Mortgage Association	5.51%	TBA	4,000	4,060,000
Federal National Mortgage Association	6.00%	11/01/14	1,346	1,413,234
Federal National Mortgage Association	6.00%	TBA	4,000	4,135,000
Federal National Mortgage Association	6.30%	03/01/11	1,911	2,091,659
Federal National Mortgage Association	6.50%	11/01/09-10/01/32	8,541	8,972,258
Federal National Mortgage Association	7.00%	02/01/12-02/01/34	7,848	8,318,012
Federal National Mortgage Association	7.50%	12/01/05-10/01/12	1,102	1,158,433
Federal National Mortgage Association	8.00%	03/01/22-05/01/26	106	115,714
Federal National Mortgage Association	9.00%	02/01/25-04/01/25	473	526,191
Government National Mortgage Association	5.00%	07/15/33-04/15/34	10,087	10,107,069
Government National Mortgage Association	6.50%	07/15/32-08/15/32	1,823	1,920,405
Government National Mortgage Association	7.00%	03/15/23-08/15/28	4,140	4,419,407
Government National Mortgage Association	7.50%	12/15/25-02/15/26	960	1,035,010
Government National Mortgage Association	8.50%	09/15/24-04/15/25	976	1,070,574

				150,884,727

SEE NOTES TO FINANCIAL STATEMENTS.

B48

GOVERNMENT INCOME PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS (Continued)	Interest Rate		Maturity Date	Principal Amount (000)	Value (Note 2)
Municipal Bond — 0.8%
New Jersey Economic Development Authority State Pension Funding, Series B	4.83%	(f)	02/15/12	$4,609	$3,316,636

U.S. Government & Agency Obligations — 42.4%
Federal Farm Credit Bank	5.90%		01/10/05	5,000	5,004,910
Federal Home Loan Bank	3.875%		01/15/10	17,985	17,933,815
Federal Home Loan Bank	4.75%		08/13/10	10,755	11,127,241
Federal Home Loan Bank(a)	5.25%		06/18/14	4,375	4,613,122
Federal Home Loan Bank(d)	6.43%		02/20/07	2,000	2,116,180
Federal Home Loan Mortgage Corp.	4.00%		12/15/09	11,095	11,143,918
Federal Home Loan Mortgage Corp.(b)	4.125%		09/01/09	15,965	15,918,973
Federal National Mortgage Association(a)	4.625%		10/15/13	6,050	6,106,325
Federal National Mortgage Association	7.25%		01/15/10	23,435	26,933,869
Small Business Administration Participation Certificates, Series 1988-J20	6.00%		09/01/18	4,246	4,473,559
Small Business Administration Participation Certificates, Series 1996-J20	7.20%		10/01/16	7,120	7,619,503
Small Business Administration Participation Certificates, Series 1997-A20	7.15%		01/01/17	7,504	8,027,736
Small Business Administration Participation Certificates, Series 1997-G20	6.85%		07/01/17	2,070	2,210,918
United States Treasury Bonds(a)	5.25%		11/15/28	4,200	4,402,125
United States Treasury Bonds(a)	5.375%		02/15/31	12,280	13,278,708
United States Treasury Bonds	5.50%		08/15/28	4,420	4,783,960
United States Treasury Bonds(a)	13.25%		05/15/14	5,600	7,781,374
United States Treasury Notes(a)	3.50%		12/15/09	1,120	1,114,575
United States Treasury Notes(a)	3.875%		05/15/09	10,220	10,370,510
United States Treasury Notes(a)	4.25%		11/15/14	12,940	12,973,864
United States Treasury Strips, P/O	6.125%		11/15/27	505	158,232

					178,093,417

TOTAL LONG-TERM INVESTMENTS (cost $385,328,273)					390,339,410

SHORT-TERM INVESTMENTS — 33.2%				Shares
Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series(e) (cost $139,600,515)				139,600,515	139,600,515

TOTAL INVESTMENTS — 126.1%
(cost $ 524,928,788)					529,939,925
VARIATION MARGIN ON OPEN FUTURES CONTRACTS					6,266
LIABILITIES IN EXCESS OF OTHER ASSETS — (26.1)%					(109,789,567)

TOTAL NET ASSETS — 100.0%					$420,156,624

The following abbreviations are used in portfolio descriptions:

P/O	Principal Only
TBA	Securities purchased on a forward commitment basis

(a)	All or a portion of securities on loan with an aggregate market value of $60,640,603; cash collateral of $62,279,071 was received with which the portfolio purchased securities.

(b)	Security segregated as collateral for futures contracts.

(c)	US$ Denominated Foreign Bonds.

(d)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2004.

(e)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(f)	Represents yield to maturity as of December 31, 2004.

SEE NOTES TO FINANCIAL STATEMENTS.

B49

GOVERNMENT INCOME PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

(g)	Open futures contracts as of December 31, 2004 were as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2004	Unrealized Appreciation/ (Depreciation)
Long Positions:
135	Eurodollar Futures	Sep 05	$32,584,329	$32,605,875	$21,546
165	U.S. Treasury Bonds	Mar 05	18,357,619	18,562,500	204,881
Short Positions:
275	U.S. Treasury 10Yr Notes	Mar 05	$30,706,147	$30,782,812	(76,665)
82	U.S. Treasury 5Yr Notes	Mar 05	8,945,546	8,981,563	(36,017)
318	U.S. Treasury 2Yr Notes	Mar 05	66,673,778	66,650,813	22,965

					$136,710

The asset category classification of portfolio holdings and liabilities in excess of assets shown as a percentage of net assets as of December 31, 2004 was as follows:

U.S Government & Agency Obligations	42.4%
Mortgage Backed Securities	35.9
Mutual Fund	33.2
Collateralized Mortgage Obligations	6.5
Commercial Mortgage Backed Securities	6.4
Asset Backed Securities	0.9
Municipal Bond	0.8

126.1
Liabilities in excess of other assets	(26.1)

100%

SEE NOTES TO FINANCIAL STATEMENTS.

B50

STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS — 97.7%		Value (Note 2)
COMMON STOCKS	Shares
Advertising — 0.1%
Omnicom Group, Inc.(b)	52,700	$4,443,664

Aerospace — 1.8%
Boeing Co.(b)	231,036	11,960,734
General Dynamics Corp.	53,400	5,585,640
L-3 Communications Holdings, Inc.	26,900	1,970,156
Lockheed Martin Corp.(b)	121,498	6,749,214
Northrop Grumman Corp.(b)	102,326	5,562,441
Raytheon Co.(b)	116,918	4,539,926
Rockwell Automation, Inc.	48,200	2,388,310
Rockwell Collins, Inc.	44,500	1,755,080
United Technologies Corp.	138,700	14,334,645

		54,846,146

Airlines — 0.1%
Delta Airlines, Inc.(a)(b)	33,000	246,840
Southwest Airlines Co.	214,837	3,497,546

		3,744,386

Apparel — 0.3%
Jones Apparel Group, Inc.(b)	30,700	1,122,699
Nike, Inc. (Class “B” Stock)(b)	72,000	6,529,680
Reebok International, Ltd.(b)	17,000	748,000

		8,400,379

Autos – Cars & Trucks — 1.0%
Cummins Engine Co., Inc.(b)	12,400	1,038,996
Dana Corp.	37,894	656,703
Delphi Automotive Systems Corp.	154,044	1,389,477
Ford Motor Co.(b)	485,745	7,111,307
General Motors Corp.(b)	154,700	6,197,282
Genuine Parts Co.	49,225	2,168,853
Harley-Davidson, Inc.(b)	77,800	4,726,350
Johnson Controls, Inc.	50,400	3,197,376
Navistar International Corp.(a)(b)	18,900	831,222
PACCAR, Inc.	48,435	3,898,049
Visteon Corp.(b)	42,964	419,758

		31,635,373

Banks and Savings & Loans — 6.5%
AmSouth Bancorporation(b)	95,500	2,473,450
Bank of New York Co., Inc.	208,500	6,968,070
BankAmerica Corp.	1,091,412	51,285,450
Capital One Financial Corp.(b)	63,000	5,305,230
Comerica, Inc.	46,050	2,809,971
Compass Bancshares, Inc.	22,000	1,070,740
Fifth Third Bancorp(b)	149,849	7,084,861
First Horizon National Corp.	30,900	1,332,099
Golden West Financial Corp.	82,000	5,036,440
Huntington Bancshares, Inc.(b)	60,875	1,508,482
KeyCorp	115,900	3,929,010
M&T Bank Corp.(b)	31,400	3,386,176
Mellon Financial Corp.	116,100	3,611,871
National City Corp.(b)	177,100	6,650,105
North Fork Bancorporation, Inc.	126,350	3,645,197
Northern Trust Corp.	57,100	2,773,918
PNC Financial Services Group	76,900	4,417,136
Providian Financial Corp.(a)(b)	86,200	1,419,714
Regions Financial Corp.	122,737	4,368,210

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Banks and Savings & Loans (Cont’d.)
Sovereign Bancorp, Inc.	80,700	$1,819,785
State Street Corp.(b)	87,800	4,312,736
Suntrust Banks, Inc.(b)	94,300	6,966,884
U.S. Bancorp(b)	504,181	15,790,949
Wachovia Corp.(b)	430,385	22,638,251
Wells Fargo & Co.	454,760	28,263,334
Zions Bancorporation	23,400	1,591,902

		200,459,971

Chemicals — 1.3%
Air Products & Chemicals, Inc.	60,900	3,530,373
Dow Chemical Co.	254,461	12,598,364
Du Pont (E.I.) de Nemours & Co.	264,891	12,992,904
Eastman Chemical Co.	22,400	1,293,152
Engelhard Corp.	32,375	992,941
Great Lakes Chemical Corp.	13,500	384,615
Hercules, Inc.(a)	27,900	414,315
Praxair, Inc.	89,400	3,947,010
Rohm & Haas Co.	60,600	2,680,338
Sigma-Aldrich Corp.(b)	19,200	1,160,832

		39,994,844

Commercial Services — 1.0%
Cendant Corp.	268,318	6,273,275
Cintas Corp.(b)	44,600	1,956,156
Convergys Corp.(a)	43,900	658,061
eBay, Inc.(a)(b)	176,500	20,523,420
Fiserv, Inc.(a)	51,800	2,081,842
Monster Worldwide, Inc.(a)	25,400	854,456

		32,347,210

Computers — 3.4%
Apple Computer, Inc.(a)	101,200	6,517,280
Citrix Systems, Inc.(a)	46,800	1,148,004
Comverse Technology, Inc.(a)(b)	52,000	1,271,400
Dell, Inc.(a)	668,300	28,162,162
Hewlett-Packard Co.(b)	822,116	17,239,773
International Business Machines Corp.	451,900	44,548,302
Sun Microsystems, Inc.(a)	902,900	4,857,602

		103,744,523

Computer Services — 7.2%
Adobe Systems, Inc.	62,600	3,927,524
Affiliated Computer Services, Inc. (Class “A” Stock)(a)(b)	33,500	2,016,365
Autodesk, Inc.(b)	61,700	2,341,515
Automatic Data Processing, Inc.	159,600	7,078,260
Avaya, Inc.(a)	119,908	2,062,418
BMC Software, Inc.(a)	63,300	1,177,380
Cisco Systems, Inc.(a)	1,793,800	34,620,340
Computer Associates International, Inc.(b)	159,243	4,946,088
Computer Sciences Corp.(a)(b)	49,200	2,773,404
Compuware Corp.(a)	108,600	702,642
EMC Corp.(a)(b)	646,974	9,620,503
First Data Corp.	231,004	9,826,910
Gateway, Inc.(a)	106,800	641,868

SEE NOTES TO FINANCIAL STATEMENTS.

B51

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Computer Services (Cont’d.)
Intuit, Inc.(a)(b)	51,100	$2,248,911
Lexmark International, Inc.(a)	34,614	2,942,190
Mercury Interactive Corp.(a)	25,000	1,138,750
Micron Technology, Inc.(a)	170,700	2,108,145
Microsoft Corp.	2,920,500	78,006,555
NCR Corp.(a)	25,900	1,793,057
Network Appliance, Inc.(a)(b)	92,400	3,069,528
Novell, Inc.(a)	106,100	716,175
NVIDIA Corp.(a)	44,000	1,036,640
Oracle Corp.(a)	1,396,620	19,161,626
Parametric Technology Corp.(a)	81,800	481,802
Siebel Systems, Inc.(a)	134,900	1,416,450
SunGuard Data Systems, Inc.(a)	75,500	2,138,915
Symantec Corp.(a)	168,400	4,337,984
Symbol Technologies, Inc.	67,400	1,166,020
Unisys Corp.(a)	83,000	844,940
VERITAS Software Corp.(a)	115,559	3,299,210
Yahoo!, Inc.(a)(b)	359,900	13,561,032

		221,203,147

Construction — 0.3%
Centex Corp.	33,000	1,966,140
Fluor Corp.(b)	23,500	1,280,985
KB HOME(b)	14,166	1,478,930
Pulte Corp.	32,200	2,054,360
Vulcan Materials Co.	28,200	1,540,002

		8,320,417

Containers — 0.1%
Ball Corp.	28,200	1,240,236
Bemis Co., Inc.	25,900	753,431
Pactiv Corp.(a)	43,900	1,110,231

		3,103,898

Cosmetics & Soaps — 2.2%
Alberto-Culver Co. (Class “B” Stock)	22,800	1,107,396
Avon Products, Inc.	128,600	4,976,820
Clorox Co.(b)	42,700	2,516,311
Colgate-Palmolive Co.	142,800	7,305,648
Gillette Co.(b)	269,800	12,081,644
International Flavors & Fragrances, Inc.	22,100	946,764
Procter & Gamble Co.	685,008	37,730,241

		66,664,824

Diversified Consumer Products — 1.2%
Altria Group, Inc.	553,300	33,806,630
Eastman Kodak Co.(b)	74,700	2,409,075

		36,215,705

Diversified Manufacturing Operations — 3.5%
American Standard Cos., Inc.(a)	55,800	2,305,656
Cooper Industries, Ltd. (Class “A” Stock)	25,000	1,697,250
General Electric Co.	2,837,100	103,554,150

		107,557,056

Diversified Office Equipment — 0.3%
Avery Dennison Corp.	28,000	1,679,160
Pitney Bowes, Inc.	60,800	2,813,824
Xerox Corp.(a)(b)	226,192	3,847,526

		8,340,510

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Diversified Operations — 0.1%
Corning, Inc.(a)	369,100	$4,344,307

Drugs & Medical Supplies — 9.3%
Abbott Laboratories	422,200	19,695,630
Allergan, Inc.	34,900	2,829,343
AmerisourceBergen Corp.	31,200	1,830,816
Bard, (C.R.), Inc.	26,600	1,701,868
Bausch & Lomb, Inc.(b)	13,100	844,426
Baxter International, Inc.	164,000	5,664,560
Becton Dickinson & Co.	67,300	3,822,640
Biogen Idec, Inc.(a)(b)	88,925	5,923,294
Biomet, Inc.(b)	67,525	2,929,910
Boston Scientific Corp.(a)	219,600	7,806,780
Bristol-Myers Squibb Co.(b)	521,060	13,349,557
Cardinal Health, Inc.(b)	114,475	6,656,721
Genzyme Corp.(a)(b)	62,300	3,617,761
Guidant Corp.	83,700	6,034,770
Hospira, Inc.(a)	42,820	1,434,470
Johnson & Johnson	800,871	50,791,239
King Pharmaceuticals, Inc.(a)	71,633	888,249
Laboratory Corp. of America Holdings(a)	37,600	1,873,232
Lilly (Eli) & Co.	303,000	17,195,250
Medtronic, Inc.(b)	324,800	16,132,816
Merck & Co., Inc.	599,400	19,264,716
Mylan Laboratories, Inc.(b)	73,000	1,290,640
Pfizer, Inc.	2,039,408	54,839,681
Quest Diagnostics, Inc.(b)	27,200	2,598,960
Schering-Plough Corp.(b)	384,000	8,017,920
St. Jude Medical, Inc.(a)	94,200	3,949,806
Stryker Corp.(b)	110,000	5,307,500
Watson Pharmaceuticals, Inc.(a)	31,400	1,030,234
Wyeth	361,700	15,404,803
Zimmer Holdings, Inc.(a)(b)	64,186	5,142,583

		287,870,175

Education — 0.1%
Apollo Group, Inc. (Class “A” Stock)(a)(b)	49,300	3,979,003

Electrical Services — 0.3%
American Power Conversion(b)	57,700	1,234,780
Power-One, Inc.(a)	20,000	178,400
TXU Corp.(b)	69,506	4,487,307
Xcel Energy, Inc.(b)	109,495	1,992,809

		7,893,296

Electronics — 3.9%
Advanced Micro Devices, Inc.(a)(b)	92,900	2,045,658
Altera Corp.(a)(b)	96,100	1,989,270
Analog Devices, Inc.(b)	99,800	3,684,616
Applied Materials, Inc.(a)	452,300	7,734,330
Applied Micro Circuits Corp.(a)(b)	97,000	408,370
Broadcom Corp.(a)(b)	77,900	2,514,612
Electronic Arts, Inc.(a)	76,700	4,730,856
Electronic Data Systems Corp.	128,300	2,963,730
Emerson Electric Co.	115,700	8,110,570
Fisher Scientific International, Inc.(a)(b)	30,900	1,927,542
Freescale Semiconductor, Inc. (Class “B” Stock)(a)	77,746	1,427,416

SEE NOTES TO FINANCIAL STATEMENTS.

B52

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Electronics (Cont’d.)
Intel Corp.	1,719,600	$40,221,444
Jabil Circuit, Inc.(a)(b)	54,600	1,396,668
JDS Uniphase Corp.(a)(b)	410,100	1,300,017
KLA-Tencor Corp.(a)(b)	51,400	2,394,212
Linear Technology Corp.(b)	88,100	3,414,756
LSI Logic Corp.(a)	110,800	607,184
Maxim Integrated Products, Inc.	85,800	3,637,062
Molex, Inc.(b)	50,500	1,515,000
National Semiconductor Corp.(b)	101,600	1,823,720
Novellus Systems, Inc.(a)(b)	40,000	1,115,600
Perkin Elmer, Inc.	36,000	809,640
Pinnacle West Capital Corp.	26,000	1,154,660
PMC-Sierra, Inc.(a)	48,800	549,000
PPL Corp.	47,000	2,504,160
QLogic Corp.(a)(b)	25,900	951,307
RadioShack Corp.	43,660	1,435,541
Sanmina Corp.(a)	150,600	1,275,582
Solectron Corp.(a)(b)	247,000	1,316,510
Tektronix, Inc.	22,700	685,767
Teradyne, Inc.(a)(b)	46,600	795,462
Texas Instruments, Inc.(b)	468,400	11,532,008
Waters Corp.(a)	32,100	1,501,959
Xilinx, Inc.(b)	90,900	2,695,185

		122,169,414

Financial Services — 9.0%
Ambac Financial Group, Inc.(b)	30,000	2,463,900
American Express Co.	341,800	19,267,266
Bear Stearns Cos., Inc.(b)	27,010	2,763,393
CIT Group, Inc.	56,700	2,597,994
Citigroup, Inc.	1,395,176	67,219,580
Countrywide Credit Industries, Inc.	150,798	5,581,034
E*TRADE Financial Corp.(a)	90,600	1,354,470
Equifax, Inc.	41,300	1,160,530
Fannie Mae(b)	260,000	18,514,600
Federated Investors, Inc. (Class “B” Stock)	26,500	805,600
Franklin Resources, Inc.(b)	67,800	4,722,270
Freddie Mac	181,600	13,383,920
Goldman Sachs Group, Inc.(b)	133,900	13,930,956
H&R Block, Inc.(b)	46,300	2,268,700
J.P. Morgan Chase & Co.	957,085	37,335,886
Janus Capital Group, Inc.(b)	62,600	1,052,306
Lehman Brothers Holdings, Inc.	75,100	6,569,748
Marshall & Ilsley Corp.	62,400	2,758,080
MBNA Corp.	346,152	9,758,025
Merrill Lynch & Co., Inc.	252,800	15,109,856
Moody’s Corp.	41,760	3,626,856
Morgan Stanley	297,510	16,517,755
Paychex, Inc.	103,650	3,532,392
Schwab (Charles) Corp.	374,100	4,474,236
SLM Corp.	115,300	6,155,867
Synovus Financial Corp.	85,100	2,432,158
T. Rowe Price Group, Inc.	36,000	2,239,200
Washington Mutual, Inc.(b)	231,222	9,776,066

		277,372,644

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Food & Beverage — 3.8%
Adolph Coors Co.	10,800	$817,236
Anheuser-Busch Cos., Inc.	215,100	10,912,023
Archer-Daniels-Midland Co.	172,438	3,847,092
Brown-Forman Corp. (Class “B” Stock)	32,600	1,586,968
Campbell Soup Co.(b)	111,800	3,341,702
Coca-Cola Co.	648,200	26,984,566
Coca-Cola Enterprises, Inc.(b)	123,000	2,564,550
ConAgra Foods, Inc.(b)	137,700	4,055,265
General Mills, Inc.(b)	95,500	4,747,305
Heinz (H.J.) & Co.	94,850	3,698,201
Hershey Foods Corp.	67,400	3,743,396
Kellogg Co.(b)	108,200	4,832,212
McCormick & Co., Inc.(b)	36,300	1,401,180
Monsanto Co.	69,298	3,849,504
Pepsi Bottling Group, Inc.(b)	70,400	1,903,616
PepsiCo, Inc.	450,340	23,507,748
Sara Lee Corp.	215,800	5,209,412
Sysco Corp.(b)	172,100	6,569,057
Wrigley (William) Jr. Co.(b)	58,600	4,054,534

		117,625,567

Forest Products — 0.6%
Georgia-Pacific Corp.	68,039	2,550,102
International Paper Co.	131,467	5,521,614
Louisiana-Pacific Corp.	31,000	828,940
MeadWestvaco Corp.	57,289	1,941,524
Plum Creek Timber Co., Inc.	46,500	1,787,460
Temple-Inland, Inc.	16,000	1,094,400
Weyerhaeuser Co.	64,400	4,328,968

		18,053,008

Gas Pipelines — 0.2%
Cinergy Corp.	48,339	2,012,352
Peoples Energy Corp.	11,400	501,030
Sempra Energy	63,054	2,312,821
Williams Cos., Inc.	133,400	2,173,086

		6,999,289

Hospitals/Healthcare Management — 2.9%
Aetna, Inc.	41,012	5,116,247
Agilent Technologies, Inc.(a)	127,913	3,082,703
Amgen, Inc.(a)	340,464	21,840,766
Applera Corp.-Applied Biosystems Group	60,000	1,254,600
Caremark Rx, Inc.(a)	124,000	4,889,320
Chiron Corp.(a)(b)	51,600	1,719,828
Express Scripts, Inc.(a)(b)	21,200	1,620,528
Forest Laboratories, Inc.(a)(b)	100,800	4,521,888
Gilead Sciences, Inc.(a)	115,800	4,051,842
HCA, Inc.	116,598	4,659,256
Health Management Associates, Inc. (Class “A” Stock)(b)	66,300	1,506,336
Humana, Inc.(a)	46,100	1,368,709
IMS Health, Inc.	60,120	1,395,385
Manor Care, Inc.	22,950	813,119
McKesson Corp.	81,107	2,551,626
Medco Health Solutions, Inc.(a)	74,796	3,111,514
MedImmune, Inc.(a)	68,200	1,848,902

SEE NOTES TO FINANCIAL STATEMENTS.

B53

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Hospitals/Healthcare Management (Cont’d.)
Tenet Healthcare Corp.(a)	127,100	$1,395,558
UnitedHealth Group, Inc.(b)	174,600	15,370,038
WellPoint, Inc.(a)	79,200	9,108,000

		91,226,165

Household Products & Personal Care — 0.3%
Kimberly-Clark Corp.	129,988	8,554,510
Leggett & Platt, Inc.(b)	47,000	1,336,210

		9,890,720

Housing Related — 0.3%
Masco Corp.(b)	124,400	4,544,332
Maytag Corp.(b)	21,800	459,980
Newell Rubbermaid, Inc.	72,249	1,747,703
Stanley Works(b)	19,800	970,002
Whirlpool Corp.	19,300	1,335,753

		9,057,770

Human Resources
Robert Half International, Inc.	41,900	1,233,117

Insurance — 4.1%
ACE, Ltd.	75,200	3,214,800
AFLAC, Inc.	135,600	5,402,304
Allstate Corp.	188,288	9,738,255
American International Group, Inc.(b)	699,587	45,941,878
Aon Corp.(b)	81,325	1,940,415
Chubb Corp.(b)	49,700	3,821,930
CIGNA Corp.	36,700	2,993,619
Cincinnati Financial Corp.(b)	45,360	2,007,634
Hartford Financial Services Group, Inc.	80,400	5,572,524
Jefferson-Pilot Corp.	38,418	1,996,199
Lincoln National Corp.	47,700	2,226,636
Loews Corp.	48,400	3,402,520
Marsh & McLennan Cos., Inc.	133,800	4,402,020
MBIA, Inc.(b)	37,550	2,376,164
MetLife, Inc.	202,000	8,183,020
MGIC Investment Corp.	27,900	1,922,589
Principal Financial Group, Inc.	84,800	3,471,712
Progressive Corp.	53,500	4,538,940
SAFECO Corp.(b)	33,000	1,723,920
St. Paul Cos., Inc.	179,298	6,646,577
Torchmark Corp.	27,300	1,559,922
UnumProvident Corp.(b)	80,456	1,443,381
XL Capital, Ltd. (Bermuda) (Class “A” Stock)	38,000	2,950,700

		127,477,659

Leisure — 1.3%
Brunswick Corp.	26,400	1,306,800
Carnival Corp.(b)	168,700	9,722,181
Disney (Walt) Co.	553,001	15,373,428
Harrah’s Entertainment, Inc.	29,750	1,989,977
Hilton Hotels Corp.	104,800	2,383,152
Marriott International, Inc. (Class “A” Stock)	63,600	4,005,528
Sabre Group Holdings, Inc. (Class “A” Stock)(b)	42,419	940,005
Starwood Hotels & Resorts Worldwide, Inc.(b)	54,200	3,165,280

		38,886,351

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Machinery — 0.9%
Caterpillar, Inc.	91,700	$8,941,667
Deere & Co.	67,400	5,014,560
Dover Corp.	53,900	2,260,566
Eaton Corp.	39,200	2,836,512
Ingersoll-Rand Co. (Class “A” Stock)	46,250	3,713,875
Parker Hannifin Corp.(b)	32,325	2,448,296
Snap-on, Inc.	14,300	491,348
Thermo Electron Corp.(a)	46,400	1,400,816

		27,107,640

Media — 3.3%
Clear Channel Communications, Inc.(b)	161,400	5,405,286
Comcast Corp. (Class “A” Stock)(a)	594,130	19,772,646
Dow Jones & Co., Inc.(b)	22,800	981,768
Gannett Co., Inc.(b)	72,600	5,931,420
Interpublic Group of Cos., Inc.(a)(b)	116,200	1,557,080
Knight-Ridder, Inc.	19,400	1,298,636
McGraw Hill, Inc.	50,800	4,650,232
Meredith Corp.	13,800	747,960
New York Times Co. (Class “A” Stock)	41,500	1,693,200
News Corp. (Class “A” Stock)	658,000	12,278,280
R.R. Donnelley & Sons, Co.	56,900	2,008,001
Time Warner, Inc.(a)(b)	1,226,420	23,841,605
Tribune Co.(b)	85,700	3,611,398
Univision Communications, Inc. (Class “A” Stock)(a)(b)	84,400	2,470,388
Viacom, Inc. (Class “B” Stock)	456,036	16,595,150

		102,843,050

Metals – Ferrous — 0.1%
Allegheny Technologies, Inc.(b)	21,940	475,440
Nucor Corp.(b)	43,600	2,282,024
United States Steel Corp.	31,540	1,616,425

		4,373,889

Metals – Non Ferrous — 0.2%
Alcoa, Inc.	230,176	7,232,130

Mineral Resources — 0.2%
Burlington Resources, Inc.(b)	106,834	4,647,279
Phelps Dodge Corp.	23,528	2,327,390

		6,974,669

Miscellaneous – Basic Industry — 2.2%
AES Corp.(a)	161,700	2,210,439
BB&T Corp.(b)	148,100	6,227,605
Danaher Corp.(b)	82,800	4,753,548
Ecolab, Inc.(b)	65,200	2,290,476
Fortune Brands, Inc.	38,100	2,940,558
Honeywell, Inc.	233,550	8,270,005
Illinois Tool Works, Inc.(b)	83,100	7,701,708
International Game Technology(b)	92,200	3,169,836
ITT Industries, Inc.	25,000	2,111,250
Millipore Corp.(a)	14,200	707,302
Pall Corp.	36,000	1,042,200
PPG Industries, Inc.	46,600	3,176,256

SEE NOTES TO FINANCIAL STATEMENTS.

B54

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Miscellaneous – Basic Industry (Cont’d.)
Sealed Air Corp.(a)	22,910	$1,220,416
Textron, Inc.	38,100	2,811,780
Tyco International, Ltd.(b)	539,043	19,265,397
W.W. Grainger, Inc.	23,200	1,545,584

		69,444,360

Miscellaneous – Consumer Growth/Staple — 0.6%
3M Co.(b)	208,200	17,086,974
Black & Decker Corp.(b)	21,200	1,872,596

		18,959,570

Oil & Gas — 4.6%
Amerada Hess Corp.	25,500	2,100,690
Anadarko Petroleum Corp.(b)	68,063	4,411,163
Ashland, Inc.	18,600	1,085,868
ChevronTexaco Corp.	574,322	30,157,648
El Paso Corp.(b)	176,311	1,833,634
EOG Resources, Inc.(b)	27,700	1,976,672
Exxon Mobil Corp.	1,731,270	88,744,900
Kerr-McGee Corp.	38,426	2,220,639
Marathon Oil Corp.	94,300	3,546,623
NICOR, Inc.	14,200	524,548
Sunoco, Inc.	18,500	1,511,635
Unocal Corp.(b)	71,200	3,078,688

		141,192,708

Oil & Gas Exploration/Production — 0.9%
ConocoPhillips	186,897	16,228,267
Devon Energy Corp.	126,800	4,935,056
Occidental Petroleum Corp.	103,800	6,057,768
XTO Energy, Inc.	38,000	1,344,440

		28,565,531

Oil & Gas Services — 1.4%
Apache Corp.	88,850	4,493,144
Baker Hughes, Inc.(b)	88,330	3,769,041
BJ Services Co.	43,700	2,033,798
Halliburton Co.(b)	118,300	4,642,092
Kinder Morgan, Inc.	32,100	2,347,473
Nabors Industries, Ltd. (Barbados)(a)	39,500	2,025,955
Noble Corp.(a)(b)	40,600	2,019,444
PG&E Corp.(a)	112,500	3,744,000
Rowan Cos., Inc.(a)	28,700	743,330
Schlumberger, Ltd.	161,700	10,825,815
Transocean Sedco Forex, Inc.(a)	86,633	3,672,373
Valero Energy Corp.	69,200	3,141,680

		43,458,145

Precious Metals — 0.2%
Freeport-McMoRan Copper & Gold, Inc. (Class “B” Stock)(b)	49,800	1,903,854
Newmont Mining Corp.(b)	118,403	5,258,277

		7,162,131

Railroads — 0.5%
Burlington Northern Santa Fe Corp.	100,126	4,736,961
CSX Corp.	57,412	2,301,073
Norfolk Southern Corp.	100,100	3,622,619
Union Pacific Corp.	71,700	4,821,825

		15,482,478

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Real Estate Investment Trust — 0.4%
Apartment Investment & Management Co. (Class “A” Stock)(b)	22,000	$847,880
Archstone-Smith Trust	35,600	1,363,480
Equity Office Properties Trust	109,400	3,185,728
Equity Residential Properties Trust	71,600	2,590,488
ProLogis	51,200	2,218,496
Simon Property Group, Inc.	56,500	3,653,855

		13,859,927

Restaurants — 0.6%
Darden Restaurants, Inc.(b)	47,750	1,324,585
McDonald’s Corp.	341,100	10,935,666
Wendy’s International, Inc.	30,700	1,205,282
Yum! Brands, Inc.	76,100	3,590,398

		17,055,931

Retail — 6.7%
Albertson’s, Inc.(b)	97,944	2,338,903
AutoNation, Inc.(a)	63,400	1,217,914
AutoZone, Inc.(a)(b)	20,900	1,908,379
Bed Bath & Beyond, Inc.(a)	82,200	3,274,026
Best Buy Co., Inc.(b)	86,650	5,148,743
Big Lots, Inc.(a)	35,200	426,976
Circuit City Stores, Inc.	55,200	863,328
Coach, Inc.(a)	49,300	2,780,520
Costco Wholesale Corp.(b)	122,832	5,946,297
CVS Corp.(b)	109,800	4,948,686
Dillard’s, Inc. (Class “A” Stock)(b)	25,750	691,903
Dollar General Corp.	90,203	1,873,516
Family Dollar Stores, Inc.	45,600	1,424,088
Federated Department Stores, Inc.	48,100	2,779,699
Gap, Inc.(b)	234,087	4,943,917
Home Depot, Inc.(b)	594,919	25,426,838
J.C. Penney Co., Inc.	76,600	3,171,240
Kohl’s Corp.(a)(b)	89,100	4,381,047
Kroger Co.(a)	198,400	3,479,936
Limited Brands	118,696	2,732,382
Liz Claiborne, Inc.(b)	31,800	1,342,278
Lowe’s Cos., Inc.(b)	210,500	12,122,695
May Department Stores Co.(b)	79,600	2,340,240
Nordstrom, Inc.	38,300	1,789,759
Office Depot, Inc.(a)	89,000	1,545,040
OfficeMax, Inc.(b)	19,886	624,023
Safeway, Inc.(a)(b)	113,700	2,244,438
Sears, Roebuck & Co.(b)	54,300	2,770,929
Sherwin-Williams Co.	39,700	1,771,811
Staples, Inc.(b)	136,800	4,611,528
Starbucks Corp.(a)(b)	104,900	6,541,564
Supervalu, Inc.(b)	39,000	1,346,280
Target Corp.	241,468	12,539,433
Tiffany & Co.	39,300	1,256,421
TJX Cos., Inc.(b)	121,900	3,063,347
Toys ‘R’ Us, Inc.(a)	61,250	1,253,787
Wal-Mart Stores, Inc.(b)	1,136,500	60,029,930
Walgreen Co.(b)	273,000	10,475,010

		207,426,851

SEE NOTES TO FINANCIAL STATEMENTS.

B55

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Rubber — 0.1%
B.F. Goodrich Co.(b)	31,800	$1,037,952
Cooper Tire & Rubber Co.(b)	23,800	512,890
Goodyear Tire & Rubber Co.(a)(b)	49,200	721,272

		2,272,114

Telecommunications — 4.4%
ADC Telecommunications, Inc.(a)	232,400	622,832
Alltel Corp.	84,500	4,965,220
Andrew Corp.(a)	36,112	492,207
AT&T Corp.(b)	219,073	4,175,531
BellSouth Corp.(b)	492,700	13,692,133
CenturyTel, Inc.(b)	40,100	1,422,347
CIENA Corp.(a)(b)	115,000	384,100
Citizens Communications Co.	74,000	1,020,460
Lucent Technologies, Inc.(a)	1,160,305	4,362,747
Motorola, Inc.	635,295	10,927,074
Nextel Communications, Inc. (Class “A” Stock)(a)(b)	299,900	8,997,000
QUALCOMM, Inc.	436,100	18,490,640
Qwest Communications International, Inc.(a)	473,947	2,104,325
SBC Communications, Inc.(b)	894,574	23,053,172
Scientific-Atlanta, Inc.	39,200	1,293,992
Sprint Corp.(b)	390,800	9,711,380
Tellabs, Inc.(a)(b)	116,000	996,440
Verizon Communications, Inc.	743,038	30,100,469

		136,812,069

Textiles — 0.1%
VF Corp.(b)	29,836	1,652,318

Tobacco — 0.2%
Reynolds American, Inc.(b)	38,700	3,041,820
UST, Inc.(b)	43,700	2,102,407

		5,144,227

Toy Manufacturer — 0.1%
Hasbro, Inc.(b)	47,650	923,457
Mattel, Inc.(b)	120,281	2,344,277

		3,267,734

Trucking & Shipping — 1.1%
FedEx Corp.	80,840	7,961,932
Ryder System, Inc.	17,600	840,752
United Parcel Service, Inc. (Class “B” Stock)(b)	302,800	25,877,288

		34,679,972

Utilities – Electric & Gas — 0.5%
Dynegy, Inc. (Class “A” Stock)(a)	113,300	523,446
Exelon Corp.	174,850	7,705,640
KeySpan Corp.	43,400	1,712,130
NiSource, Inc.	73,000	1,662,940
Progress Energy, Inc.(b)	65,214	2,950,281

		14,554,437

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Utilities – Electric — 1.7%
Allegheny Energy, Inc.(a)(b)	35,200	$693,792
Ameren Corp.	48,200	2,416,748
American Electric Power Co., Inc.	107,940	3,706,660
Calpine Corp.(a)(b)	95,000	374,300
CenterPoint Energy, Inc.	90,610	1,023,893
CMS Energy Corp.(a)	43,100	450,395
Consolidated Edison, Inc.	62,700	2,743,125
Constellation Energy Group	46,850	2,047,814
Dominion Resources, Inc.	86,142	5,835,259
DTE Energy Co.(b)	48,600	2,096,118
Duke Energy Co.(b)	249,262	6,313,806
Edison International(b)	85,100	2,725,753
Entergy Corp.(b)	63,200	4,271,688
FirstEnergy Corp.	91,236	3,604,734
FPL Group, Inc.(b)	50,700	3,789,825
Public Service Enterprise Group, Inc.	63,700	3,297,749
Southern Co.(b)	199,300	6,680,536
TECO Energy, Inc.	49,700	762,398

		52,834,593

Waste Management — 0.2%
Allied Waste Industries, Inc.(a)(b)	90,200	837,056
Waste Management, Inc.	147,830	4,426,030

		5,263,086

TOTAL LONG-TERM INVESTMENTS (cost $2,203,496,340)		3,022,720,098

SHORT-TERM INVESTMENTS — 22.3%
Mutual Fund — 22.2%
Dryden Core Investment Fund —Taxable Money Market Series (Note 4)(c)	686,338,512	686,338,512
	Principal Amount (000)
U.S. Government Obligation — 0.1%
United States Treasury Bills(d)(e) 2.18%, 3/17/05	$5,000	4,978,780

TOTAL SHORT-TERM INVESTMENTS (cost $691,315,960)		691,317,292

TOTAL INVESTMENTS — 120.0% (cost $2,894,812,300; Note 6)		3,714,037,390
VARIATION MARGIN ON OPEN FUTURES CONTRACTS, NET(f)		(57,186)
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS — (20.0)%		(619,307,193)

NET ASSETS — 100%		$3,094,673,011

SEE NOTES TO FINANCIAL STATEMENTS.

B56

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

(a)	Non-income producing security.

(b)	Portion of securities on loan with an aggregate market value of $597,200,348; cash collateral of $621,001,370 was received with which the portfolio purchased highly liquid short-term investments.

(c)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(d)	Security segregated as collateral for futures contracts.

(e)	Rate quoted represents yield-to-maturity at purchase date.

(f)	Open futures contracts as of December 31, 2004 were as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2004	Unrealized Appreciation
Long Positions:
230	S&P 500 Index	Mar 05	$69,216,462	$69,787,750	$571,288

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 was as follows:

Mutual Fund	22.2%
Drugs & Medical Supplies	9.3
Financial Services	9.0
Computer Services	7.2
Retail	6.7
Banks & Savings & Loans	6.5
Oil & Gas	4.6
Telecommunications	4.4
Insurance	4.1
Electronics	3.9
Food & Beverage	3.8
Diversified Manufacturing Operations	3.5
Computers	3.4
Media	3.3
Hospitals/Healthcare Management	2.9
Cosmetics & Soaps	2.2
Miscellaneous — Basic Industry	2.2
Aerospace	1.8
Utilities — Electric	1.7
Oil & Gas Services	1.4
Chemicals	1.3
Leisure	1.3
Diversified Consumer Products	1.2
Trucking & Shipping	1.1
Autos — Cars & Trucks	1.0
Commercial Services	1.0
Machinery	0.9
Oil & Gas Exploration/Production	0.9
Forest Products	0.6

Miscellaneous — Consumer Growth/Staple	0.6%
Restaurants	0.6
Railroads	0.5
Utilities — Electric & Gas	0.5
Real Estate Investment Trust	0.4
Apparel	0.3
Construction	0.3
Diversified Office Equipment	0.3
Electrical Services	0.3
Household Products & Personal Care	0.3
Housing Related	0.3
Gas Pipelines	0.2
Metals — Non Ferrous	0.2
Mineral Resources	0.2
Precious Metals	0.2
Tobacco	0.2
Waste Management	0.2
Advertising	0.1
Airlines	0.1
Containers	0.1
Diversified Operations	0.1
Education	0.1
Metals — Ferrous	0.1
Rubber	0.1
Textiles	0.1
Toy Manufacturer	0.1
U.S. Government Obligation	0.1

120.0
Liabilities in excess of other assets	(20.0)

100%

SEE NOTES TO FINANCIAL STATEMENTS.

B57

NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND, INC.

Note 1:	General

The Prudential Series Fund, Inc. (“Series Fund”), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of thirty-six Portfolios (“Portfolio” or “Portfolios”), each with a separate series of capital stock. The information presented in these financial statements pertains to fourteen Portfolios: Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Jennison Portfolio, Money Market Portfolio, Natural Resources Portfolio, Small Capitalization Stock Portfolio, Stock Index Portfolio, Value Portfolio and Zero Coupon Bond Portfolio 2005.

The Portfolios of the Series Fund have the following as investment objectives:

Conservative Balanced Portfolio:    Total investment return consistent with a conservatively managed diversified portfolio by investing in a mix of equity-related securities, debt obligations and money market instruments.

Diversified Bond Portfolio:    High level of income over a longer term while providing reasonable safety of capital by investing in intermediate and long-term debt obligations that are rated investment grade and high quality money market instruments. The types of debt obligations in which the Portfolio can invest include U.S. government securities, mortgage-related securities and corporate bonds.

Equity Portfolio:    Capital appreciation by investing primarily in stocks of major, established corporations as well as small companies.

Flexible Managed Portfolio:    High total return consistent with an aggressively managed diversified portfolio by investing in a mix of equity and equity-related securities, debt obligations and money market instruments.

Global Portfolio:    Long-term growth of capital by investing primarily in equity and equity-related securities of foreign and U.S. companies.

Government Income Portfolio:    High level of income over the long-term consistent with the preservation of capital by investing primarily in intermediate and long-term U.S. government securities, including U.S. Treasuries and agencies and mortgage-related securities.

High Yield Bond Portfolio:    High total return by investing primarily in medium to lower rated debt securities.

Jennison Portfolio:    Long-term growth of capital by investing primarily in equity securities of established companies that the Portfolio manager believes offer above-average growth prospects.

Money Market Portfolio:    Maximum current income consistent with the stability of capital and maintenance of liquidity by investing in high quality short-term money market securities issued by the U.S government and its agencies, as well as commercial paper, asset backed securities, certificates of deposit and other obligations issued by banks, corporations and other companies, that generally mature in 13 months or less.

Natural Resources Portfolio:    Long-term growth of capital by investing primarily in stocks of companies that operate within, or do business with, the natural resources sector of the economy.

Small Capitalization Stock Portfolio:    Long-term growth of capital that corresponds to the price and yield performance of the Standard & Poor’s Small Capitalization Stock Index (the “S&P 600 SmallCap Index”) by investing primarily in stocks of the S&P 600 SmallCap Index.

Stock Index Portfolio:    Investment results that generally correspond to the price and yield performance of the S&P 500 Index by investing primarily in stocks in the S&P 500 Index.

Value Portfolio:    Capital appreciation by investing in equity and equity-related securities that are undervalued.

Zero Coupon Bond Portfolio 2005:    Highest predictable compound investment for a specific period of time, consistent with safety of invested capital by investing primarily in debt obligations of the U.S. Treasury and corporations, issued without interest coupons or stripped of their interest coupons.

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The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country.

Note 2:	Accounting Policies

The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

Securities Valuation:    Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange, or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series fund’s normal pricing time, are valued at fair value in accordance with Board of Directors’ approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of December 31, 2004 there were no foreign securities whose value required adjustment in accordance with such procedures.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

The Money Market, Conservative Balanced and Flexible Managed Portfolios use amortized cost to value short-term securities. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value. The amortized cost method values a security at its cost at the time of purchase and there after assumes a constant amortization to maturity of any discount or premium.

The High Yield Bond and Natural Resources Portfolios may hold up to 15% of their net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Certain issues of restricted securities held by these portfolios at December 31, 2004 include registration rights, under which the portfolios may demand registration by the issuer, of which the portfolios may bear the cost of such registration. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund’s policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults or the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

C2

Foreign Currency Translation:    The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities – at the current daily rates of exchange.

(ii)  purchases and sales of investment securities, income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the year, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the year. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Short Sales:    Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations:    The High Yield Bond Portfolio may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participant.

Options:    The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates or currencies with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When

C3

the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Series Fund has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gains (losses) on purchased options are included in net realized gains (losses) on investment transactions. Gains (losses) on written options are presented separately as a net realized gains (losses) on written option transactions.

The Series Fund, as writer of an option, may have no control over whether the contract may be exercised. As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series Fund intends to purchase, against fluctuations in value caused by changes in prevailing rates or market conditions. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets.

Swaps:    Certain portfolios of the Series Fund may enter into swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolios enter into interest rate, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Portfolios with another party of their respective commitments to pay or receive interest. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (Market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gains (losses) are realized on the termination date of the swap and is equal to the difference between a Portfolio’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Portfolios may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Lending:    The Series Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Series Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Series Fund also

C4

continues to receive interest and dividends or amounts equivalent thereto on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

When-Issued/Delayed Delivery Securities:    Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Series Fund’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly to a Portfolio or class level.

For Portfolios with multiple classes of shares, net investment income (loss) (other than administration and distribution fees, which are charged to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Custody Fee Credits:    The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statements of Operations.

Taxes:    For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. It is each Portfolio’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund’s understanding of the applicable country’s tax rules and regulations.

Dividends and Distributions:    Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. The Money Market Portfolio will declare and reinvest dividends from net investment income and net realized capital gains daily. The Diversified Bond, Government Income, High Yield Bond and Zero Coupon Bond 2005 Portfolios will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. All other Portfolios will declare and distribute dividends from net investment income and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid in capital in excess of par, as appropriate.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 3:	Agreements

The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into subadvisory agreements with Prudential Investment Management, Inc. (“PIM”), Jennison Associates LLC (“Jennison”), GE Asset Management (“GEAM”), and Salomon Brothers Asset Management (“Salomon”) (collectively, the “Subadvisers”), under which each provides investment advisory services for certain Portfolios of the Series Fund. PI pays for the services of the Subadvisers, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

C5

The management fee paid to PI is computed daily and payable monthly, at the annual rates specified below, of the value of each of the Portfolio’s average daily net assets.

Portfolio	Management Fee	Effective Management Fee
Conservative Balanced Portfolio	0.55%	0.55%
Diversified Bond Portfolio	0.40	0.40
Equity Portfolio	0.45	0.45
Flexible Managed Portfolio	0.60	0.60
Global Portfolio	0.75	0.75
Government Income Portfolio	0.40	0.40
High Yield Bond Portfolio	0.55	0.55
Jennison Portfolio	0.60	0.60
Money Market Portfolio	0.40	0.40
Natural Resources Portfolio	0.45	0.45
Small Capitalization Stock Portfolio	0.40	0.40
Stock Index Portfolio	0.35% up to $4 billion 0.30% over $4 billion	0.35
Value Portfolio	0.40	0.40
Zero Coupon Bond 2005 Portfolio	0.40	0.40

The Subadvisers provide investment advisory services to the Portfolios as follows. Where more than one Subadviser is listed, each Subadviser provides services to a segment of the Portfolio:

Portfolio	Subadviser(s)
Conservative Balanced Portfolio	PIM
Diversified Bond Portfolio	PIM
Equity Portfolio	Jennison, GEAM, Salomon
Flexible Managed Portfolio	PIM
Global Portfolio	Jennison
Government Income Portfolio	PIM
High Yield Bond Portfolio	PIM
Jennison Portfolio	Jennison
Money Market Portfolio	PIM
Natural Resources Portfolio	Jennison
Small Capitalization Stock Portfolio	PIM
Stock Index Portfolio	PIM
Value Portfolio	Jennison
Zero Coupon Bond Portfolio 2005	PIM

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with PI which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

PI has agreed to reimburse each Portfolio the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeded the percentage stated below, of the Portfolio’s average daily net assets.

C6

Portfolio	Class I Expense limit	Class II Expense limit
Conservative Balanced Portfolio	0.75%	N/A
Diversified Bond Portfolio	0.75	N/A
Equity Portfolio	0.75	1.15%
Flexible Managed Portfolio	0.75	N/A
Government Income Portfolio	0.75	N/A
High Yield Bond Portfolio	0.75	N/A
Jennison Portfolio	0.75	1.15
Money Market Portfolio	0.75	N/A
Natural Resources Portfolio	0.75	N/A
Small Capitalization Stock Portfolio	0.75	N/A
Stock Index Portfolio	0.75	N/A
Value Portfolio	0.75	1.15
Zero Coupon Bond Portfolio 2005	0.75	N/A

N/A – Not applicable – Portfolio does not currently have Class II shares.

PIMS, PI, PIM and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 4:	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent. Transfer agent fees and expenses in the Statements of Operations include certain out-of-pocket expense paid to nonaffiliates, where applicable. During the year ended December 31, 2004, the Series Fund incurred fees for the services of PMFS and as of December 31, 2004 fees were due to PMFS as follows:

Portfolio	Amount Incurred for the Year Ended December 31, 2004	Amount Due as of December 31, 2004
Conservative Balanced Portfolio	$1,900	$200
Diversified Bond Portfolio	2,600	200
Equity Portfolio	5,100	400
Flexible Managed Portfolio	1,900	200
Global Portfolio	4,900	400
Government Income Portfolio	1,200	100
High Yield Bond Portfolio	2,400	200
Jennison Portfolio	6,200	500
Money Market Portfolio	5,300	400
Natural Resources Portfolio	1,200	100
Small Capitalization Stock Portfolio	1,700	100
Stock Index Portfolio	5,300	400
Value Portfolio	5,200	400
Zero Coupon Bond Portfolio 2005	400	30

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Series Fund’s securities lending agent. For the year ended December 31, 2004, PIM was compensated as follows for these services by the Series Fund Portfolios:

PIM
Conservative Balanced Portfolio	$232,778
Diversified Bond Portfolio	99,084
Equity Portfolio	210,792
Flexible Managed Portfolio	335,188
Global Portfolio	103,239
Government Income Portfolio	61,073
High Yield Bond Portfolio	248,962
Jennison Portfolio	166,528
Natural Resources Portfolio	184,269
Small Capitalization Stock Portfolio	146,275
Stock Index Portfolio	187,851
Value Portfolio	129,280

C7

For the year ended December 31, 2004, Prudential Equity Group, LLC, an indirect wholly-owned subsidiary of Prudential, and Wachovia Securities, LLC an affiliate of PI, earned brokerage commissions from transactions executed on behalf of the Series Fund Portfolios as follows:

Portfolio	Prudential Equity Group	Wachovia
Equity Portfolio	$44,455	$51,388
Global Portfolio	24,666	425
Jennison Portfolio	28,003	35,870
Value Portfolio	49,038	83,775

Certain Portfolios invest in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended December 31, 2004, the following Portfolios earned income from the Series by investing their excess cash and collateral from securities lending. See Note 2 relating to Securities Lending:

Portfolio	Excess Cash Investment	Securities Lending Cash Collateral Investment
Conservative Balanced Portfolio	$4,723,277	$670,340
Diversified Bond Portfolio	1,761,507	285,992
Equity Portfolio	787,650	607,716
Flexible Managed Portfolio	6,021,340	1,099,284
Global Portfolio	113,466	317,468
Government Income Portfolio	783,377	176,285
High Yield Bond Portfolio	1,099,112	803,323
Jennison Portfolio	529,746	499,586
Natural Resources Portfolio	56,415	554,083
Small Capitalization Stock Portfolio	109,880	433,039
Stock Index Portfolio	1,049,854	563,553
Value Portfolio	484,178	382,187
Zero Coupon Bond 2005 Portfolio	22,228	—

Note 5:	Portfolio Securities

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2004 were as follows:

Cost of Purchases:

Portfolio
Conservative Balanced Portfolio	$498,655,559
Diversified Bond Portfolio	1,104,097,572
Equity Portfolio	1,929,866,743
Flexible Managed Portfolio	2,509,810,032
Global Portfolio	815,095,951
Government Income Portfolio	30,555,326
High Yield Bond Portfolio	933,075,758
Jennison Portfolio	1,529,136,237
Natural Resources Portfolio	144,110,523
Small Capitalization Stock Portfolio	120,580,024
Stock Index Portfolio	81,760,616
Value Portfolio	755,280,389
Zero Coupon Bond 2005 Portfolio	—

C8

Proceeds from Sales:

Portfolio
Conservative Balanced Portfolio	$402,219,586
Diversified Bond Portfolio	1,065,382,961
Equity Portfolio	2,007,143,040
Flexible Managed Portfolio	2,412,911,407
Global Portfolio	827,145,795
Government Income Portfolio	24,058,676
High Yield Bond Portfolio	902,038,456
Jennison Portfolio	1,423,980,377
Natural Resources Portfolio	130,832,992
Small Capitalization Stock Portfolio	117,954,551
Stock Index Portfolio	137,864,680
Value Portfolio	784,622,033
Zero Coupon Bond 2005 Portfolio	—

The Government Income Portfolio’s written options activity for the year ended December 31, 2004 was as follows:

Government Income Portfolio	Contracts	Premiums
Balance as of December 31, 2003	—	$—
Options written	1,680	614,618
Options terminated in closing purchase transactions	(840)	(335,062)
Options exercised	(420)	(188,997)
Options expired	(420)	(90,559)

Balance as of December 31, 2004	—	$—

The Diversified Bond Portfolio entered into credit default swap agreements during the year ended December 31, 2004. Details of the swap agreements outstanding as of December 31, 2004 were as follows:

Diversified Bond Portfolio:
Counterparty(a)	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation
Morgan Stanley Capital Services, Inc.	6/20/09	$4,000	0.82%	Tyco International Group SA, 6.00%, due 11/15/13	$89,122
Morgan Stanley Capital Services, Inc.	12/20/14	5,500	1.17%	Nextel Communications, Inc., 7.375%, due 8/1/15	124,471
Morgan Stanley Capital Services, Inc.	9/20/09	8,000	0.60%	EnCana Corp., 4.75%, due 10/15/13	103,866

					$317,459

(a)	The Portfolio receives the fixed rate and pays the counterparty par in the event that the underlying bond defaults.

Note 6:	Distributions and Tax Information

In order to present undistributed net investment income and accumulated net realized capital gains (losses) on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain (loss) on investments.

C9

For the year ended December 31, 2004 the adjustments were as follows:

Portfolio	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
Conservative Balanced Portfolio (b)	$1,276,596	$(1,276,596)	—
Diversified Bond Portfolio (a),(b),(f)	2,077,341	(2,077,341)	—
Equity Portfolio (a)	8,597	(8,597)	—
Flexible Managed Portfolio (b),(e)	987,605	(987,606)	$1
Global Portfolio (a)	(14,388)	14,388	—
Government Income Portfolio (b)	752,421	(752,421)	—
High Yield Bond Portfolio (a),(b),(c)	484,895	(484,895)	—
Jennison Portfolio (a)	(137,594)	137,594	—
Natural Resources Portfolio (a),(d)	1,170,279	(1,170,279)	—
Value Portfolio (a)	1,171	(1,171)	—

(a)	Reclassification of net foreign currency gain (loss).
(b)	Reclassification of paydown losses.
(c)	Reclassification of income on defaulted securities.
(d)	Reclassification of book to tax differences due to the sale of passive foreign investment companies.
(e)	Reclassification of other tax adjustments.
(f)	Reclassification of swap income.

The tax character of distributions paid during the year ended December 31, 2004 were as follows:

Portfolio	Ordinary Income	Long-Term Capital Gains	Total Distributions
Conservative Balanced Portfolio	$62,958,425	$9,723,502	$72,681,927
Diversified Bond Portfolio	59,934,775	—	59,934,775
Equity Portfolio	50,414,768	—	50,414,768
Flexible Managed Portfolio	52,897,054	—	52,897,054
Global Portfolio	6,503,370	—	6,503,370
Government Income Portfolio	23,161,432	9,552	23,170,984
High Yield Bond Portfolio	108,509,679	—	108,509,679
Jennison Portfolio	9,010,258	—	9,010,258
Money Market Portfolio	9,344,369	21,156	9,365,525
Natural Resources Portfolio	21,498,787	16,898,833	38,397,620
Small Capitalization Stock Portfolio	4,033,462	2,375,136	6,408,598
Stock Index Portfolio	55,156,437	43,386,225	98,542,662
Value Portfolio	20,439,009	—	20,439,009
Zero Coupon Bond Portfolio 2005	2,597,144	1,497,906	4,095,050

The tax character of distributions paid during the year ended December 31, 2003 were as follows:

Portfolio	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Distributions
Conservative Balanced Portfolio	$73,725,917	—	—	$73,725,917
Diversified Bond Portfolio	57,232,060	—	—	57,232,060
Equity Portfolio	34,657,400	—	—	34,657,400
Flexible Managed Portfolio	68,283,392	—	—	68,283,392
Global Portfolio	2,077,796	—	—	2,077,796
Government Income Portfolio	31,212,695	$4,770,090	—	35,982,785
High Yield Bond Portfolio	108,990,863	—	—	108,990,863
Jennison Portfolio	4,049,114	—	—	4,049,114
Money Market Portfolio	10,061,179	2,788	—	10,063,967
Natural Resources Portfolio	17,617,482	24,476,581	—	42,094,063
Small Capitalization Stock Portfolio	2,476,478	3,294,388	—	5,770,866
Stock Index Portfolio	36,873,448	88,278,910	—	125,152,358
Value Portfolio	19,948,999	—	$112,106	20,061,105
Zero Coupon Bond Portfolio 2005	2,875,037	57,155	—	2,932,192

C10

At December 31, 2004, the components of distributable earnings on a tax basis and approximate capital loss carryforwards were as follows:

Portfolio	Accumulated Ordinary Income	Accumulated Long-Term Capital Gains	Approximate Capital Loss Carryforward(a)		Expiration
					2007	2008	2009	2010	2011
Conservative Balanced Portfolio	$75,600,623	$18,446,572	—		—	—	—	—	—
Diversified Bond Portfolio	7,309,626	6,446,465	—	(b)	—	—	—	—	—
Equity Portfolio	901,423	—	$747,785,000	(c)	—	—	$16,370,000	$525,994,000	$205,421,000
Flexible Managed Portfolio	68,680,004	—	140,450,000	(d)	—	—	—	140,450,000	—
Global Portfolio	4,467,100	—	217,927,000	(e)	—	—	67,079,000	145,175,000	5,673,000
Government Income Portfolio	2,212,711	—	3,257,000	(f)	—	—	—	—	—
High Yield Bond Portfolio	1,115,307	—	260,499,000	(g)	$18,627,000	$59,264,000	80,595,000	102,013,000	—
Jennison Portfolio	429,383	—	1,141,208,000	(h)	—	—	512,257,000	508,642,000	120,309,000
Natural Resources Portfolio	771,086	59,265,774	—		—	—	—	—	—
Small Capitalization Stock Portfolio	1,105,211	41,694,638	—		—	—	—	—	—
Stock Index Portfolio	4,783,446	77,233,581	—		—	—	—	—	—
Value Portfolio	1,624,516	—	138,535,000	(i)	—	—	—	94,300,000	44,235,000
Zero Coupon Bond 2005 Portfolio	—	395,722	—		—	—	—	—	—

(a)	Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforwards.
(b)	Approximately $13,322,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2004.
(c)	Approximately $133,982,000 of the Fund’s capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2004.
(d)	Approximately $254,991,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2004.
(e)	Approximately $52,466,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2004.
(f)	Approximately $3,257,000 expiring in 2012.
(g)	Approximately $24,840,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2004.
(h)	Approximately $31,214,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2004.
(i)	Approximately $74,429,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2004.

As of December 31, 2004, the Money Market Portfolio had no distributable earnings.

The difference between book and tax basis is primarily cost basis adjustments and post-October losses (the Portfolios have elected to treat losses incurred in the period November 1, 2004 through December 31, 2004 as having been incurred in the following fiscal year) which are presented below:

	Approximate Post October Losses
Portfolio	Currency	Capital
Diversified Bond Portfolio	$114,500	—
Equity Portfolio	800	—
Global Portfolio	—	$230,456
High Yield Portfolio	2,068	—
Jennison Portfolio	81,400	—
Natural Resources Portfolio	44,200	—
Value Portfolio	1,400	—

C11

The United States federal income tax basis and unrealized appreciation (depreciation) of the Series Fund’s investments and the total net unrealized appreciation (depreciation) as of December 31, 2004 were as follows:

Portfolio	Tax Basis	Appreciation	Depreciation	Net	Other Cost Basis Adjustment	Total Net Unrealized
Conservative Balanced Portfolio	$3,363,567,025	$401,687,824	$292,708,425	$108,979,399	—	$108,979,399
Diversified Bond Portfolio	1,375,359,443	32,532,026	3,478,466	29,053,560	$276,082	29,329,642
Equity Portfolio	3,929,439,219	782,941,664	109,474,423	673,467,241	968	673,468,209
Flexible Managed Portfolio	4,390,625,745	399,237,180	77,491,560	321,745,620	—	321,745,620
Global Portfolio	656,234,660	104,727,257	8,948,214	95,779,043	281,438	96,060,481
Government Income Portfolio	525,097,773	5,914,480	1,072,328	4,842,152	—	4,842,152
High Yield Bond Portfolio	1,794,619,490	105,195,128	43,464,375	61,730,753	4,166	61,734,919
Jennison Portfolio	2,185,346,768	401,149,560	24,884,483	376,265,077	3,661	376,268,738
Natural Resources Portfolio	535,223,551	241,847,894	13,721,106	228,126,788	—	228,126,788
Small Capitalization Stock Portfolio	693,020,534	251,754,801	53,826,776	197,928,025	—	197,928,025
Stock Index Portfolio	2,896,046,486	1,113,802,162	295,811,258	817,990,904	—	817,990,904
Value Portfolio	1,491,555,694	337,379,445	9,311,463	328,067,982	1,010	328,068,992
Zero Coupon Bond 2005 Portfolio	59,525,441	1,129,772	24,775	1,104,997	—	1,104,997

The differences between book basis and tax basis of investments are primarily attributable to deferred losses on wash sales and mark to market on passive foreign investments companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and mark to market of receivables and payables.

Note 7:	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of a Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2004, the Equity, Jennison, and Value Portfolios have Class II shares outstanding.

Transactions in shares of common stock of the Equity, Jennison and Value Portfolios were as follows:

Equity Portfolio:
Class I	Shares	Amount
Year ended December 31, 2004:
Capital stock sold	4,880,675	$101,956,955
Capital stock issued in reinvestment of dividends and distributions	2,300,409	50,405,570
Capital stock repurchased	(17,020,123)	(355,777,280)

Net increase (decrease) in shares outstanding	(9,839,039)	$(203,414,755)

Year ended December 31, 2003:
Capital stock sold	5,720,088	$100,538,375
Capital stock issued in reinvestment of dividends and distributions	1,744,798	34,653,868
Capital stock repurchased	(20,096,637)	(343,330,924)

Net increase (decrease) in shares outstanding	(12,631,751)	$(208,138,681)

Class II
Year ended December 31, 2004:
Capital stock sold	21,633	$457,593
Capital stock issued in reinvestment of dividends and distributions	419	9,198
Capital stock repurchased	(11,341)	(235,818)

Net increase (decrease) in shares outstanding	10,711	$230,973

Year ended December 31, 2003:
Capital stock sold	28,957	$525,059
Capital stock issued in reinvestment of dividends and distributions	175	3,532
Capital stock repurchased	(14,266)	(253,850)

Net increase (decrease) in shares outstanding	14,866	$274,741

C12

Jennison Portfolio:
Class I	Shares	Amount
Year ended December 31, 2004:
Capital stock sold	19,266,794	$323,093,604
Capital stock issued in reinvestment of dividends and distributions	502,353	8,976,218
Capital stock repurchased	(13,717,853)	(230,738,958)

Net increase (decrease) in shares outstanding	6,051,294	$101,330,864

Year ended December 31, 2003:
Capital stock sold	14,265,473	$207,272,223
Capital stock issued in reinvestment of dividends and distributions	248,870	4,049,114
Capital stock repurchased	(16,408,586)	(229,354,175)

Net increase (decrease) in shares outstanding	(1,894,243)	$(18,032,838)

Class II	Shares	Amount
Year ended December 31, 2004:
Capital stock sold	1,014,749	$16,762,616
Capital stock issued in reinvestment of dividends and distributions	1,922	34,040
Capital stock repurchased	(802,631)	(13,178,750)

Net increase (decrease) in shares outstanding	214,040	$3,617,906

Year ended December 31, 2003:
Capital stock sold	1,819,063	$25,649,467
Capital stock repurchased	(1,094,135)	(15,195,715)

Net increase (decrease) in shares outstanding	724,928	$10,453,752

Value Portfolio:
Class I	Shares	Amount
Year ended December 31, 2004:
Capital stock sold	3,957,617	$72,230,270
Capital stock issued in reinvestment of dividends and distributions	1,040,398	20,412,598
Capital stock repurchased	(8,791,625)	(160,544,530)

Net increase (decrease) in shares outstanding	(3,793,610)	$(67,901,662)

Year ended December 31, 2003:
Capital stock sold	5,673,401	$84,460,988
Capital stock issued in reinvestment of dividends and distributions	1,194,010	20,034,413
Capital stock repurchased	(13,710,924)	(200,548,356)

Net increase (decrease) in shares outstanding	(6,843,513)	$(96,052,955)

Class II
Year ended December 31, 2004:
Capital stock sold	3,819	$70,179
Capital stock issued in reinvestment of dividends and distributions	1,345	26,411
Capital stock repurchased	(20,606)	(371,071)

Net increase (decrease) in shares outstanding	(15,442)	$(274,481)

Year ended December 31, 2003:
Capital stock sold	77,963	$1,111,568
Capital stock issued in reinvestment of dividends and distributions	1,571	26,692
Capital stock repurchased	(26,419)	(385,718)

Net increase (decrease) in shares outstanding	53,115	$752,542

C13

Note 8:	Borrowings

The Series Fund (excluding the Money Market Portfolio), along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. For the period January 1, 2004 through April 30, 2004, the SCA provided for a commitment of $800 million and allowed the Funds to increase the commitment to $1 billion, if necessary. Effective May 1, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Funds paid a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was October 29, 2004. Effective October 29, 2004, the Funds entered into a revised credit agreement with two banks. The commitment under the revised credit agreement continues to be $500 million. The Funds pay a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration date of the revised credit agreement is October 28, 2005.

The following Portfolios utilized the line of credit during the year ended December 31, 2004. The average balance is for the number of days the Portfolio had an outstanding balance.

Portfolio	Average Balance Outstanding	Number of Days Outstanding	Weighted Average Interest Rates
Equity Portfolio	$461,833	6	2.11%
Global Portfolio	790,000	4	1.55
Jennison Portfolio	228,458	44	1.87
Small Capitalization Stock Portfolio	898,500	1	2.73
Value Portfolio	154,000	3	1.57

Note 9:	Change in Independent Registered Public Accounting Firm (Unaudited)

PricewaterhouseCoopers LLP was previously the independent registered public accounting firm for the Series Fund. The decision to change the independent registered public accounting firm was approved by the Audit Committee and by the Board of Directors in a meeting help on September 2, 2003, resulting in KPMG LLP’s appointment as the independent registered public accounting firm of the Series Fund. The reports on the financial statements of the Series Fund audited by PricewaterhouseCoopers LLP through the year ended December 31, 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Series Fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

Note 10:	Other

The Zero Coupon Bond Portfolio 2005 will liquidate as of November 15, 2005. On the liquidation date, all of the securities held by the Portfolio will be sold and all outstanding shares of the Portfolio will be redeemed.

Note 11:	Subsequent Events

On November 18, 2004, the Board of Directors of the Series Fund approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the Class I shares of the following funds for like shares of the acquiring funds and the assumption of the liabilities of the funds.

Fund	Acquiring Fund
SP MFS Capital Opportunities Portfolio	Equity Portfolio

Note 12:	Ownership

As of December 31, 2004, all of Class I shares of each Portfolio were owned of record by the Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by PICA.

C14

Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.34	$12.43	$13.69	$14.63	$15.36

Income (Loss) From Investment Operations:
Net investment income	0.34	0.28	0.34	0.44	0.59
Net realized and unrealized gains (losses) on investments	0.78	1.99	(1.57)	(0.75)	(0.65)

Total from investment operations	1.12	2.27	(1.23)	(0.31)	(0.06)

Less Distributions:
Dividends from net investment income	(0.28)	(0.36)	—	(0.48)	(0.56)
Distributions from net realized gains	(0.08)	—	(0.03)	(0.15)	(0.11)
Distributions in excess of net realized gains	—	—	—	—	—

Total distributions	(0.36)	(0.36)	(0.03)	(0.63)	(0.67)

Net Asset Value, end of year	$15.10	$14.34	$12.43	$13.69	$14.63

Total Investment Return(a)	8.04%	18.77%	(8.98)%	(2.02)%	(0.48)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,893.6	$2,895.0	$2,660.3	$3,259.7	$3,714.3
Ratios to average net assets:
Expenses	0.59%	0.58%	0.58%	0.58%	0.60%
Net investment income	2.27%	2.02%	2.49%	3.05%	3.79%
Portfolio turnover rate	153%	248%	260%	239%	85%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

	Diversified Bond Portfolio
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.17	$10.82	$11.36	$11.28	$10.95

Income (Loss) From Investment Operations:
Net investment income	0.52	0.45	0.57	0.67	0.77
Net realized and unrealized gains on investments	0.09	0.35	0.17	0.12	0.26

Total from investment operations	0.61	0.80	0.74	0.79	1.03

Less Dividends and Distributions:
Dividends from net investment income	(0.50)	(0.45)	(1.27)	(0.71)	(0.70)
Distributions from net realized gains	—	—	—	—	— (b)
Tax return of capital distributions	—	—	(0.01)	—	—

Total dividends and distributions	(0.50)	(0.45)	(1.28)	(0.71)	(0.70)

Net Asset Value, end of year	$11.28	$11.17	$10.82	$11.36	$11.28

Total Investment Return(a)	5.59%	7.49%	7.07%	6.98%	9.72%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,283.7	$1,418.0	$1,370.3	$1,400.7	$1,269.8
Ratios to average net assets:
Expenses	0.45%	0.44%	0.44%	0.44%	0.45%
Net investment income	4.57%	4.02%	5.25%	6.35%	6.83%
Portfolio turnover rate	382%	706%	595%	257%	139%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

(b)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

D1

Financial Highlights

	Equity Portfolio
	Class I
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.55	$15.75	$20.49	$24.50	$28.90

Income (Loss) From Investment Operations:
Net investment income	0.28	0.17	0.17	0.18	0.51
Net realized and unrealized gains (losses) on investments	1.75	4.81	(4.75)	(2.83)	0.26

Total from investment operations	2.03	4.98	(4.58)	(2.65)	0.77

Less Distributions:
Dividends from net investment income	(0.27)	(0.18)	(0.16)	(0.18)	(0.51)
Distributions in excess of net investment income	—	—	—	—	(0.02)
Distributions from net realized gains	—	—	—	(1.18)	(4.64)

Total dividends and distributions	(0.27)	(0.18)	(0.16)	(1.36)	(5.17)

Net Asset Value, end of year	$22.31	$20.55	$15.75	$20.49	$24.50

Total Investment Return(a)	9.93%	31.65%	(22.34)%	(11.18)%	3.28%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,135.7	$4,012.3	$3,273.6	$4,615.9	$5,652.7
Ratios to average net assets:
Expenses	0.48%	0.49%	0.48%	0.49%	0.49%
Net investment income	1.29%	0.96%	0.88%	0.84%	1.75%
Portfolio turnover rate	50%	54%	54%	153%	78%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

	Equity Portfolio
	Class II
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.58	$15.76	$20.49	$24.51	$28.92

Income (Loss) From Investment Operations:
Net investment income	0.20	0.08	0.09	0.09	0.39
Net realized and unrealized gains (losses) on investments	1.74	4.83	(4.72)	(2.83)	0.26

Total from investment operations	1.94	4.91	(4.63)	(2.74)	0.65

Less distributions:
Dividends from net investment income	(0.18)	(0.09)	(0.10)	(0.10)	(0.40)
Distributions in excess of net investment income	—	—	—	—	(0.02)
Distributions from net realized gains	—	—	—	(1.18)	(4.64)

Total dividends and distributions	(0.18)	(0.09)	(0.10)	(1.28)	(5.06)

Net Asset Value, end of year	$22.34	$20.58	$15.76	$20.49	$24.51

Total Investment Return(a)	9.51%	31.11%	(22.62)%	(11.57)%	2.83%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1.1	$0.8	$0.4	$1.1	$1.8
Ratios to average net assets:
Expenses	0.88%	0.89%	0.88%	0.89%	0.91%
Net investment income	0.91%	0.54%	0.46%	0.45%	1.26%
Portfolio turnover rate	50%	54%	54%	153%	78%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

SEE NOTES TO FINANCIAL STATEMENTS.

D2

Financial Highlights

	Flexible Managed Portfolio
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.19	$12.55	$14.79	$16.53	$17.64

Income (Loss) From Investment Operations:
Net investment income	0.29	0.22	0.27	0.42	0.61
Net realized and unrealized gains (losses) on investments	1.32	2.70	(2.10)	(1.35)	(0.86)

Total from investment operations	1.61	2.92	(1.83)	(0.93)	(0.25)

Less Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.28)	(0.41)	(0.58)	(0.62)
Distributions from net realized gains	—	—	—	(0.23)	(0.24)

Total dividends and distributions	(0.22)	(0.28)	(0.41)	(0.81)	(0.86)

Net Asset Value, end of year	$16.58	$15.19	$12.55	$14.79	$16.53

Total Investment Return(a)	10.74%	23.76%	(12.74)%	(5.68)%	(1.44)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,883.5	$3,693.6	$3,181.0	$3,896.6	$4,463.8
Ratios to average net assets:
Expenses	0.62%	0.62%	0.63%	0.64%	0.64%
Net investment income	1.83%	1.55%	1.92%	2.61%	3.22%
Portfolio turnover rate	150%	204%	238%	236%	132%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

	Global Portfolio
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.14	$11.35	$15.29	$23.61	$30.98

Income (Loss) From Investment Operations:
Net investment income	0.11	0.10	0.07	0.09	0.07
Net realized and unrealized gains (losses) on investments	1.33	3.74	(3.87)	(3.58)	(5.30)

Total from investment operations	1.44	3.84	(3.80)	(3.49)	(5.23)

Less Dividends and Distributions:
Dividends from net investment income	(0.15)	(0.05)	(0.14)	(0.06)	(0.07)
Distributions in excess of net investment income	—	—	—	—	(0.13)
Distributions from net realized gains	—	—	—	(4.77)	(1.94)

Total dividends and distributions	(0.15)	(0.05)	(0.14)	(4.83)	(2.14)

Net Asset Value, end of year	$16.43	$15.14	$11.35	$15.29	$23.61

Total Investment Return(a)	9.59%	34.07%	(25.14)%	(17.64)%	(17.68)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$691.1	$665.6	$514.9	$885.0	$1,182.1
Ratios to average net assets:
Expenses	0.84%	0.87%	0.82%	0.84%	0.85%
Net investment income	0.67%	0.78%	0.47%	0.58%	0.25%
Portfolio turnover rate	128%	88%	75%	67%	95%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

SEE NOTES TO FINANCIAL STATEMENTS.

D3

Financial Highlights

	Government Income Portfolio
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.92	$12.50	$12.26	$12.02	$11.55

Income (Loss) From Investment Operations:
Net investment income	0.49	0.46	0.38	0.65	0.89
Net realized and unrealized gain (losses) on investment	(0.13)	(0.15)	1.00	0.31	0.52

Total from investment operations	0.36	0.31	1.38	0.96	1.41

Less Dividends and Distributions:
Dividends from net investment income	(0.44)	(0.46)	(1.06)	(0.72)	(0.91)
Distributions from net realized gains	(0.19)	(0.43)	(0.08)	—	(0.03)

Total dividends and distributions	(0.63)	(0.89)	(1.14)	(0.72)	(0.94)

Net Asset Value, end of year	$11.65	$11.92	$12.50	$12.26	$12.02

Total Investment Return(a)	3.12%	2.46%	12.05%	8.06%	12.78%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$420.2	$461.5	$484.3	$311.0	$291.5
Ratios to average net assets:
Expenses	0.47%	0.46%	0.44%	0.47%	0.47%
Net investment income	4.07%	3.76%	4.29%	5.53%	6.03%
Portfolio turnover rate	617%	695%	508%	361%	184%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

	Stock Index Portfolio
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$29.29	$24.09	$31.64	$38.66	$44.45

Income (Loss) From Investment Operations:
Net investment income	0.50	0.36	0.37	0.36	0.36
Net realized and unrealized gains (losses) on investments	2.50	6.14	(7.34)	(5.05)	(4.37)

Total from investment operations	3.00	6.50	(6.97)	(4.69)	(4.01)

Less Dividends & Distributions:
Dividends from net investment income	(0.49)	(0.37)	(0.36)	(0.35)	(0.37)
Distributions from net realized gains	(0.51)	(0.93)	(0.22)	(1.98)	(1.41)

Total distributions	(1.00)	(1.30)	(0.58)	(2.33)	(1.78)

Net Asset Value, end of year	$31.29	$29.29	$24.09	$31.64	$38.66

Total Investment Return(a)	10.45%	28.18%	(22.19)%	(12.05)%	(9.03)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,094.7	$2,940.9	$2,352.3	$3,394.1	$4,186.0
Ratios to average net assets:
Expenses	0.38%	0.37%	0.37%	0.39%	0.39%
Net investment income	1.64%	1.42%	1.25%	1.02%	0.83%
Portfolio turnover rate	3%	2%	4%	3%	7%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges.

SEE NOTES TO FINANCIAL STATEMENTS.

D4

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Prudential Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities of The Prudential Series Fund, Inc., (comprised of Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Jennison Portfolio, Money Market Portfolio, Natural Resources Portfolio, Small Capitalization Stock Portfolio, Stock Index Portfolio, Value Portfolio and Zero Coupon Bond 2005 Portfolio) (hereafter referred to as the “Fund”), including the portfolios of investments, as of December 31, 2004, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended December 31, 2003 and the financial highlights for the periods presented prior to December 31, 2004, were audited by another independent registered public accounting firm, whose report dated, February 13, 2004, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 9, 2005

E1

Tax Information

(Unaudited)

Although we understand that the vast majority, if not all, of the shareholders/contract holders of the Series Fund currently maintain a tax deferred status, we are nevertheless required by the Internal Revenue Code to advise you within 60 days of the Series Fund's fiscal year end (December 31, 2004) as to the federal tax status of dividends paid by the Series Fund during such fiscal year. Accordingly, we are advising you that in 2004, the Series Fund paid dividends as follows:

	Ordinary Dividends	Long-Term Capital Gains		Total Distributions
Conservative Balanced Portfolio	$0.318	$0.049		$0.367
Diversified Bond Portfolio	0.502	—		0.502
Equity Portfolio (Class I)	0.275	—		0.275
Equity Portfolio (Class II)	0.184	—		0.184
Flexible Managed Portfolio	0.220	—		0.220
Global Portfolio	0.149	—		0.149
Government Income Portfolio	0.634	—	(a)	0.634
High Yield Bond Portfolio	0.393	—		0.393
Jennison Portfolio (Class I)	0.080	—		0.080
Jennison Portfolio (Class II)	0.007	—		0.007
Money Market Portfolio	0.010	—	(a)	0.010
Natural Resources Portfolio	1.162	0.923		2.085
Small Capitalization Stock Portfolio	0.116	0.067		0.183
Stock Index Portfolio	0.564	0.435		0.999
Value Portfolio (Class I)	0.258	—		0.258
Value Portfolio (Class II)	0.177	—		0.177
Zero Coupon Bond 2005 Portfolio	0.547	0.320		0.867

(a)	Less than $0.005 per share

Pursuant to Section 854 of the Internal Revenue Code, the following percentages of distributions from ordinary income for the year ended December 31, 2004 have been designated as being eligible for the dividends received deduction available to corporate shareholders:

Corporate Dividend Received Deduction
Conservative Balanced Portfolio	40.64%
Equity Portfolio	100.00%
Flexible Managed Portfolio	80.26%
Global Portfolio	43.81%
High Yield Bond Portfolio	3.14%
Jennison Portfolio	100.00%
Natural Resources Portfolio	58.27%
Small Capitalization Stock Portfolio	100.00%
Stock Index Portfolio	100.00%
Value Portfolio	100.00%

E2

MANAGEMENT OF THE FUND

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex” consists of the Fund and any other investment companies managed by PI.

Name, Address**, and Birthdate	Position with Fund* Term of Office*** Length of Time Served	Number of Portfolios In Fund Complex Overseen by Director	Other Directorships Held by the Director****

Saul K. Fenster, Ph.D. (3/22/33)	Director, Since 1983	74	Member (since 2000), Board of Directors of IDT Corporation

Principal Occupations During Past 5 Years – Currently President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; Director (since 1998) of Society of Manufacturing Engineering Education Foundation, Director (since 1995) of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.

Delayne Dedrick Gold (7/15/38)	Director, Since 2001	74	—

Principal Occupations During Past 5 Years – Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.

Julian A. Lerner (11/12/24)	Director Emeritus Since 2003	74	—

Principal Occupations During Past 5 Years – Senior Vice President and Portfolio Manager (1986-1995); AIM Charter Fund and AIM Summit Fund.

W. Scott McDonald, Jr. (4/19/37)	Vice Chairman and Director Since 1983	74	—

Principal Occupations During Past 5 Years – Of Counsel (since 2004); formerly Management Consultant (1997-2004) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly principal (1995-1997), Scott McDonald & Associates, Chief Operating Officer (1991-1995), Fairleigh Dickinson University, Executive Vice President and Chief Operating Officer (1975-1991), Drew University, interim President (1988-1990), Drew University and former Director of School, College and University Underwriters Ltd.

Thomas T. Mooney (11/11/41)	Chairman and Director Since 2001	74	Director (since 1988) of The High Yield Plus Fund, Inc.

Principal Occupations During Past 5 Years – Chief Executive Officer, the Rochester Business Alliance, formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive; Director of Blue Cross of Rochester and Executive Service Corps of Rochester; Director of the Rochester Individual Practice Association; Director of Rural Metro Ambulance Rochester (since 2003); Vice President and Director of Hi-tech of Rochester.

Thomas M. O’Brien (12/5/50)	Director, Since 2003	74	Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; Director (since May 2000) of Atlantic Bank of New York.

Principal Occupations During Past 5 Years – President and Chief Executive Officer (since May 2000) of Atlantic Bank of New York; Vice Chairman (January 1997-April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank.

John A. Pileski (9/2/39)	Director, Since 2003	74	Director (since April 2001) of New York Community Bank.

Principal Occupations During Past 5 Years – Retired since June 2000; Tax Partner (July 1974-June 2000) of KPMG, LLP.

F. Don Schwartz (8/14/35)	Director, Since 2003	74	—

Principal Occupations During Past 5 Years – Management Consultant (since April 1985).

Interested Directors
Name, Address**, and Birthdate	Position with Fund* Term of Office*** Length of Time Served	Number of Portfolios In Fund Complex Overseen by Director	Other Directorships Held by the Director****

*David R. Odenath (3/8/57)	President and Director Since 1999	74	—

Principal Occupations During Past 5 Years – President of Prudential Annuities (since August 2002); Executive Vice President (since May 2003) of American Skandia Investment Services, Inc; Chief Executive Officer and Director (since May 2003) of American Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (since May 2003) of American Skandia Marketing, Inc.; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (1999-2003) of PI; Senior Vice President (since June 1999) of Prudential; formerly Senior Vice President (August 1993-May 1999) of PaineWebber Group, Inc.

F1

Interested Directors—(continued)
Name, Address**, and Birthdate	Position with Fund* Term of Office*** Length of Time Served	Number of Portfolios In Fund Complex Overseen by Director	Other Directorships Held by the Director****

*Robert F. Gunia (12/15/46)	Vice President and Director Since 2001	167	Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Principal Occupations During Past 5 Years – Chief Administrative Officer (since June 1999) of Prudential Investments LLC (PI); Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities).

Officers

Name, Address**, and Birthdate	Position with Fund* Term of Office*** Length of Time Served	Principal Occupations During Past 5 Years

Grace C. Torres (6/28/59)	Treasurer and Principal Financial and Accounting Officer Since 1997	Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since
May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services,
Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March
1993-1999) of Prudential Securities.

Jonathan D. Shain (8/9/58)	Secretary, Since 2001	Vice President and Corporate Counsel (since August 1998) of Prudential Insurance; Vice President and
Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American
Skandia Fund Services, Inc.; formerly Attorney with Fleet Bank, N.A. (January 1997-July 1998).

William V. Healey (7/28/53)	Chief Legal Officer Since 2004	Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and
Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief
Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services
LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund
Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment
Management, Inc.; Executive Vice President and Chief Legal Officer (since May 2003) of American
Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia
Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance
Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a
subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon
Bank and Dreyfus; Assistant Secretary (since June 2004) of The Asia Pacific Fund, Inc.

Edward P. Macdonald (7/4/67)	Assistant Secretary Since 2003	Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services,
Inc.; Chief Counsel, Investment Management of American Skandia, Inc. (ASI) (since July 2002); Senior
Counsel, Securities of ASI (September 2000-June 2002); Counsel of ASI (December 1999-August
2000); Senior Associate of Counsel of ASI (April 1999-December 1999); Branch Chief, Senior Counsel
and Attorney at the U.S. Securities and Exchange Commission (October 1994-April 1999).

Lee D. Augsburger (6/7/59)	Chief Compliance Officer Since 2004	Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief
Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice
President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance
Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of
Prudential Insurance Company of America.

Maryanne Ryan (10/12/64)	Anti-Money Laundering Compliance Officer Since 2002	Vice President, Prudential (since November 1998), First Vice President Prudential Securities (March 1997-
May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment
Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Helene Gurian (10/25/53)	Acting Anti-Money Laundering Compliance Officer Since 2004	Vice President, Prudential (since July 1997). Vice President, Compliance (July 1997-January 2001); Vice
President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President,
Corporate Investigations (May 2002-present) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

* “Interested” Director, as defined in the Investment Company Act, by reason of employment with the Manager (as defined below), and/or the Distributor (as defined below).

** Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

*** There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows how long they have served as Director and/or Officer.

**** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act.

F2

The toll-free number shown below can be used to make transfers and reallocations, review how your premiums are being allocated, and receive current investment option values in your contract. Unit values for each investment option are available to all participants from the toll-free number. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call.

In the past, participants who held several variable contracts at the same address received multiple copies of annual and semiannual reports. In an effort to lessen waste and reduce expenses of postage and printing, we will attempt to mail only one copy of this report, based on our current records for participants with the same last name and same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The toll-free number listed on the inside back cover should be used to request additional copies. Proxy material and tax information will continue to be sent for each account of record.

PRESORTED

STANDARD

U.S. POSTAGE

PAID

PRUDENTIAL

IFS-2005-A077689    MD.RS.011    Ed. 1/31/2005

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-802-6469, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal year ended December 31, 2004, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $13,400 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. KPMG did not serve as the Registrant’s principal accountant during fiscal year ended December 31, 2003, so no information for that fiscal year is provided.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve.

The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the

Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2)	Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g)	Non-Audit Fees

Not applicable to Registrant. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the last fiscal year 2004 was $33,500. KPMG did not serve as the Registrant’s principal accountant during fiscal year 2003, so no information for that fiscal year is provided.

(h)	Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders:

On September 1, 2004, the Committee adopted the following nominations and communications policy:

Nominating and Governance Committee. The Nominating and Governance Committee consists of all of the VCA-11 Independent Committee Members. The Nominating and Governance Committee is responsible for nominating Committee Members and making recommendations to the VCA-11 Committees concerning Committee composition, committee structure and governance, Committee Member education, and governance practices. The VCA-11 Committee has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the Investment Company Act of 1940.

The Nominating and Governance Committee Charter is available on the Fund’s website at www.prudential.com.

Selection of Committee Member Nominees: The Nominating and Governance Committee is responsible for considering Committee Member nominees at such times as it considers electing new Members of the VCA-11 Committee. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Committee Members and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a Committee Member nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual is would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the VCA-11 Committee. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for Committee Member based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a Committee Member nominee should submit his or her recommendation in writing to the Chair of the VCA-11 Committee (Ms. Robin B. Smith) or the Chair of the Nominating and Governance Committee (Mr. Richard A. Redeker), in either case c/o The Prudential Variable Contract Account-11, P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that VCA-11 would be required to include in a proxy statement concerning the person if he or she was nominated;

•	the name and address of the person submitting the recommendation, together with the number of VCA-11 shares held by such person and the period for which the shares have been held.

•	the name and address of the person submitting the recommendation, together with the number of VCA-11 shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of VCA-11’s investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with VCA 11’s outside legal counsel may cause a person to be deemed an “interested person.”

Before the Nominating and Governance Committee decides to nominate an individual as a director, Committee members and other Members of the VCA-11 Committee customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a director of a registered investment company.

Shareholder Communications with Committee Members: Shareholders of VCA-11 can communicate directly with the VCA-11 Committee by writing to the Chair of the VCA-11 Committee, c/o The Prudential Variable Contract Account-11, P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Committee Member by writing to that Committee Member at The Prudential Variable Contract Account-11, P.O. Box 13964, Philadelphia, PA 19176. Such communications to the VCA-11 Committee or individual Committee Members are not screened before being delivered to the addressee.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12 – Exhibits

(a)	Code of Ethics – Attached hereto

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Prudential Variable Contract Account-11

By (Signature and Title)*	/s/ JONATHAN D. SHAIN
Jonathan D. Shain
Secretary

Date February 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

Date February 23, 2005

By (Signature and Title)*	/s/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

Date February 23, 2005

*	Print the name and title of each signing officer under his or her signature.